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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

USG CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

USG Corporation 550 West Adams Street Chicago, Illinois 60661
Founded in 1902

April 2, 2015

Dear Fellow Stockholder:

       It is a pleasure to invite you to the 2015 USG Corporation annual meeting of stockholders. The meeting will be held at 9:00 a.m., Chicago time, on Wednesday, May 13, 2015 at our corporate headquarters located at 550 West Adams Street, Chicago, Illinois 60661-3676. The attached Notice of Annual Meeting of Stockholders and Proxy Statement discuss the items scheduled for a vote by stockholders at the meeting.

       U.S. Securities and Exchange Commission rules allow companies to furnish proxy materials to their stockholders over the Internet. As a result, most of our stockholders will receive in the mail a notice regarding availability of the proxy materials for the annual meeting on the Internet instead of paper copies of those materials. The notice regarding availability of proxy materials contains instructions on how to access the proxy materials over the Internet. The notice also contains instructions on how stockholders can receive paper copies of the proxy materials, including a proxy or voting instruction form. This process should expedite stockholders' receipt of proxy materials, lower the cost of our annual meeting and help to conserve natural resources.

       It is important that your shares be represented at the annual meeting, whether or not you plan to attend the meeting. Please vote your shares over the Internet or by telephone. If you received paper copies of the proxy materials by mail, you may also vote by mail by following the instructions on the proxy or voting instruction form you received. Brokers may not vote your shares on the election of directors, the approval of the USG Corporation Management Incentive Plan, as amended and restated or the approval of the material terms for qualified performance-based awards under the USG Corporation Long-Term Incentive Plan, as amended and restated, in the absence of specific voting instructions from you.

       Please vote your shares as soon as possible. This is your annual meeting, and your participation is important.

Sincerely,

James S. Metcalf
 Chairman of the Board, President
and Chief Executive Officer

USG CORPORATION
550 West Adams Street
Chicago, Illinois 60661-3676

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS

       The 2015 USG Corporation annual meeting of stockholders will be held at our corporate headquarters located at 550 West Adams Street, Chicago, Illinois 60661-3676 on Wednesday, May 13, 2015 at 9:00 a.m., Chicago time, for the following purposes:

       1.    to elect three directors for a three-year term;

       2.    to approve the USG Corporation Management Incentive Plan, as amended and restated;

       3.    to approve the material terms for qualified performance-based awards under the USG Corporation Long-Term Incentive Plan, as amended and restated;

       4.    to ratify the Audit Committee's appointment of Deloitte & Touche LLP as our independent registered public accountants for the fiscal year ending December 31, 2015; and

       5.    to transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

       Pursuant to our By-laws, any matter to be presented for consideration at the meeting must have satisfied the procedural and legal requirements referred to in the accompanying proxy statement.

       Only stockholders of record at the close of business on March 16, 2015 will be entitled to vote at the annual meeting.

       An admission ticket (or other proof of stock ownership) and a form of photo identification will be required for admission to the annual meeting. If your shares are registered in your name and you received your proxy materials by mail, please mark the space on your proxy form if you plan to attend the annual meeting. An admission ticket is attached to your proxy form. If your shares are registered in your name and you received or accessed your proxy materials electronically over the Internet, click the appropriate box on the electronic proxy form or follow the telephone instructions when prompted and an admission ticket will be held for you at the registration desk at the annual meeting. If you hold shares through a broker, bank or other nominee, you will be required to present a current statement from that institution reflecting your ownership of shares of our stock, the notice regarding the availability of proxy materials you received or the non-voting portion of the voting instruction form you received.

By order of the Board of Directors,

STANLEY L. FERGUSON Executive Vice President, General Counsel and Secretary

April 2, 2015

YOUR VOTE IS IMPORTANT

Brokers may not vote your shares on the election of directors, the approval of the USG Corporation Management Incentive Plan, as amended and restated or the approval of the material terms for qualified performance-based awards under the USG Corporation Long-Term Incentive Plan, as amended and restated, in the absence of specific voting instructions from you. Please vote your shares promptly by using the Internet or the telephone. If you received a paper copy of a proxy or voting instruction form for the annual meeting by mail, you may submit that form by completing, signing, dating and returning it in the pre-addressed envelope provided.

USG Corporation
550 West Adams Street
Chicago, Illinois 60661-3676

PROXY STATEMENT

       The accompanying proxy is solicited on behalf of the Board of Directors for use at our annual meeting of stockholders to be held on Wednesday, May 13, 2015 in accordance with the accompanying notice. This proxy statement and the accompanying proxy were first made available to our stockholders on or about April 2, 2015.

General

Q:
What is a proxy statement?

A:
A proxy statement provides you with information related to the matters upon which you are asked to vote as a stockholder to assist you in voting your shares. We are required to make this proxy statement available to you under rules of the Securities and Exchange Commission in connection with our solicitation of your proxy.

Q:
Why did I receive a notice in the mail regarding the Internet availability of the proxy statement and related proxy materials instead of a paper copy of the proxy materials?

A.
U.S. Securities and Exchange Commission rules allow companies to furnish proxy materials to their stockholders over the Internet. As a result, most of our stockholders are receiving in the mail a notice regarding the availability of proxy materials on the Internet instead of paper copies of the notice of annual meeting and proxy statement, our 2014 annual report on Form 10-K and a letter from our Chairman, President and Chief Executive Officer. All stockholders receiving the notice will be able to access the notice of annual meeting, proxy statement, annual report and letter over the Internet and to request paper copies of those documents by mail. Instructions on how to access those documents over the Internet or to request paper copies of them may be found in the notice. In addition, the notice contains instructions on how you may request to receive proxy materials in printed form by mail or through e-mail access on an ongoing basis.

Q:
Why did I not receive a notice in the mail about the Internet availability of the proxy statement and related proxy materials?

A:
Stockholders who have previously requested to receive proxy materials in paper form or through e-mail access are being provided copies of the proxy materials in the format previously requested instead of receiving the notice regarding Internet availability of the proxy materials. In addition, stockholders who hold USG Corporation shares in their USG Corporation Investment Plan, or the Investment Plan, may receive materials by either e-mail or in paper.

Q:
How may I obtain a paper copy of the proxy statement and proxy materials?

A:
Stockholders receiving a notice regarding the Internet availability of the proxy materials will find instructions about how to obtain a paper copy of the proxy materials in the notice. Stockholders receiving e-mail notification of the availability of the proxy materials will find instructions about how to obtain a paper copy of the proxy materials in that e-mail. Stockholders who do not receive a notice or an e-mail will receive a paper copy of the proxy materials by mail.

Q:
Who is entitled to vote at the annual meeting?

A:
All record holders of our common stock at the close of business on our record date of March 16, 2015 are entitled to vote their shares at the annual meeting. On that date, there were 145,381,199 shares of our common stock issued and outstanding and entitled to vote. Each share is entitled to one vote on each matter presented at the annual meeting. The shares of common stock are our only securities entitled to vote at the annual meeting.

Q:
How do I vote?

A:
We have both "stockholders of record," or "registered stockholders," and "street name" stockholders. If your shares are registered in your name with Computershare Trust Company N.A., our transfer agent, you are a "stockholder of record" or "registered stockholder." You are a "stockholder of record," for example, if you hold a certificate for your shares. If your shares are held in the name of a broker, bank or other nominee, you are a "street name" holder.

  Whether you hold shares directly as a stockholder of record or as a street name holder, you may direct how your shares are voted by proxy without attending the annual meeting. There are three ways to vote by proxy:

•
By Internet — You can vote over the Internet at www.proxyvote.com by following the instructions on the notice regarding Internet availability of proxy materials or the proxy or voting instruction form you received;

•
By telephone — You can vote by telephone by calling 1-800-690-6903 and following the instructions on the notice regarding Internet availability of proxy materials or the proxy or voting instruction form you received; or

•
By mail — If you received your proxy materials by mail, you can vote by mail by signing, dating and mailing the enclosed proxy or voting instruction form.

  If you are a "street name" holder and you wish to vote your shares in person at the annual meeting, you must obtain a proxy from your broker, bank or other nominee giving you the right to vote your shares at the meeting. If you own shares through the USG Corporation Investment Plan, or the Investment Plan, and you are also a stockholder of record, your proxy form will allow you to designate the manner in which you want both the shares registered in your name and the shares in the Investment Plan voted at the annual meeting. If you hold shares through the Investment Plan, but you do not own any shares of our common stock as a "stockholder of record," you will be able to designate the manner in which you want those shares voted at the annual meeting by voting over the Internet, by telephone or by signing, dating and returning the proxy voting form you receive from Broadridge Financial Solutions, Inc., or Broadridge.

  Fidelity Management Trust Company, as trustee of the Investment Plan, or the Trustee, held 393,700 shares of our common stock on the record date. Only the Trustee, as of the record date, can vote the shares held by the Investment Plan. However, the Investment Plan provides that Investment Plan participants are entitled to instruct the Trustee how the shares allocated to their accounts under the Investment Plan are to be voted. The Investment Plan also provides that unallocated shares and shares for which no instructions are received by the Trustee will be voted by the Trustee in the same proportion as those shares for which instructions are received, unless otherwise required by law. Thus, Investment Plan participants will be exercising power and control as a named fiduciary of the Investment Plan not only over the shares allocated to their own accounts, but also over a portion of the undirected shares. By submitting voting instructions over the Internet, by telephone or by signing and returning the proxy voting form accompanying this proxy statement, an Investment Plan participant will be directing the Trustee to vote the shares allocated to his or her account under the Investment Plan, in person or by proxy, as instructed, at the annual meeting of stockholders. Investment Plan participants may revoke previously submitted voting instructions by phone, Internet or filing with Broadridge Financial Solutions, 51 Mercedes Way, Edgewood, New York 11717, the Investment Plan proxy tabulator, either a written notice of revocation or a properly completed and signed proxy form bearing a later date.

  Unless you hold your shares through the company's Investment Plan, you may vote via the Internet or by phone until 11:59 p.m. Eastern Time, on May 12, 2015, or the company's agent must receive your paper proxy card on or before May 12, 2015. If you hold your shares through the company's Investment Plan, you may vote via the Internet or by phone until 11:59 p.m., Eastern Time, on May 10, 2015, or the company's agent must receive your paper proxy card on or before May 10, 2015.

Q:
What does it mean to vote by proxy?

A:
It means that you give someone else the right to vote your shares in accordance with your instructions. We are asking you to give your proxy to our Proxy Committee, comprised of our Chairman and our Corporate Secretary. In this way, you ensure that your vote will be counted even if you are unable to attend the annual meeting.

  If you sign and submit your proxy or voting instruction form without giving specific instructions on how to vote your shares, in accordance with the recommendation of the Board of Directors, the Proxy Committee will vote your shares in the following manner:

•
For the election of the Board's nominees for director;

•
For the approval of the USG Corporation Management Incentive Plan, as amended and restated;

•
For the approval of the material terms for qualified performance-based awards under the USG Corporation Long-Term Incentive Plan, as amended and restated; and

•
For the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accountants for 2015.

Q:
What happens if other matters are presented at the annual meeting?

A:
If other matters are properly presented at the annual meeting, the Proxy Committee will have discretion to vote your shares for you on those matters in accordance with its best judgment if you have granted a proxy. However, we have not received timely notice from any stockholder of any other matter to be presented at the annual meeting.

Q:
What are my choices when voting?

A:
You may cast your vote in favor of electing one or more of the nominees for director or to withhold authority to vote for one or more of the nominees. You may cast your vote for or against, or you may abstain from voting your shares on, each other proposal.

Q:
What if I submit a proxy and later change my mind?

A:
If you have given your proxy and wish to revoke it and change your vote, you may do so by (1) giving written notice to our Corporate Secretary, (2) voting in person at the annual meeting, (3) granting a subsequent proxy over the Internet or by telephone or (4) if you received your proxy materials by mail, submitting another signed proxy form with a date later than your previously delivered proxy.

Q:
What vote is required to approve each matter?

A:
Assuming a quorum is present at the annual meeting, each of the matters specified in the notice of the annual meeting requires the affirmative vote of a majority of the shares actually voted at the meeting in person or by proxy.

Q:
What constitutes a quorum?

A:
A quorum is present if a majority of the outstanding shares of our common stock is present or represented by proxy at the annual meeting. A quorum is required to conduct the annual meeting.

Q:
How are "broker non-votes" and abstentions treated?

A:
"Broker non-votes" occur when nominees, such as brokers and banks, holding shares on behalf of "street name" owners do not receive voting instructions from those owners regarding a matter and do not have discretionary authority to vote on the matter under the rules of the New York Stock Exchange, or the NYSE. Those rules allow nominees to vote in their discretion on "routine" matters, such as the ratification of the appointment of our independent registered public accountants, even if they do not receive voting instructions from the "street name holder." On non-routine matters, such as the election of directors, the approval of the USG Corporation Management Incentive Plan, as amended and restated and the approval of the material terms for qualified performance-based awards under the USG Corporation Long-Term Incentive Plan, as amended and restated, nominees cannot vote unless they receive instructions from the "street name" owner. The failure to receive such instructions as to a non-routine matter results in a broker non-vote. Broker non-votes are counted for purposes of determining whether a quorum is present at the annual meeting, but because they are not votes they will not affect the outcome of the vote on any matter presented at the annual meeting.

  Abstentions are counted for purposes of determining whether a quorum is present, but they are not treated as votes cast. Accordingly, abstentions do not affect any of the matters specified in the notice of the annual meeting.

Q:
What if I receive more than one notice or e-mail regarding the Internet availability of the proxy materials or more than one paper copy of the proxy materials?

A:
Receiving more than one notice, e-mail or paper copy means your shares are registered in two or more accounts. To vote all of your shares by proxy, please complete, sign, date and return each proxy and voting instruction form that you receive, or vote the shares in each account to which those forms relate by Internet or telephone, and vote by Internet or telephone the shares in each account for which you receive a notice or e-mail regarding Internet availability of the proxy materials and do not request and receive a proxy or voting instruction form.

Q:
What is "Householding"?

A:
Unless you advised otherwise, if you hold your shares in street name and other residents at your mailing address share the same last name and also own shares of USG Corporation, or USG, common stock in an account at the same broker, bank or other nominee, your nominee delivered a single notice or set of proxy materials to your address. This method of delivery is known as householding. Householding reduces the number of mailings you receive, saves on printing and postage costs and helps the environment. Stockholders who participate in householding continue to receive separate voting instruction cards and control numbers for voting electronically.

  A stockholder who wishes to receive a separate copy of the notice or proxy materials, now or in the future, should submit this request by writing Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York, 11717, or calling 1-800-542-1061. Beneficial owners sharing an address who are receiving multiple copies of the proxy materials and wish to receive a single copy of these materials in the future should contact their broker, bank or other nominee to make this request.

  If you are a registered stockholder or hold shares in the Investment Plan, we sent you and each registered Investment Plan holder at your address separate notices or sets of proxy materials.

Q:
Who will count the vote?

A:
A representative or representatives of Broadridge will count the votes and serve as Inspector of Election. The Inspector of Election will be present at the annual meeting.

Q:
Who pays the cost of this solicitation?

A:
USG is paying the cost of this proxy solicitation. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses they incur in forwarding proxy material to "street name" holders.

Q:
What if I have a question regarding my shares or my mailing address?

A:
If you are a registered stockholder, please contact Computershare Trust Company N.A. directly at 211 Quality Circle, Suite 210, College Station, Texas 77845. If you are a "street name" holder, please contact your broker, bank or other nominee directly.

 Important Notice Regarding the Availability of the Proxy Materials for the
Stockholder Meeting to be held on
May 13, 2015

This proxy statement and our 2014 annual report on Form 10-K are available to you on the Internet at www.proxyvote.com.

 PRINCIPAL STOCKHOLDERS

       The following table provides information regarding the beneficial ownership of our common stock by all persons known by us to be the beneficial owner of more than 5% of our common stock on the record date. This information is based upon statements on Schedule 13D or 13G or Form 3 or 4 filed by those persons with the Securities and Exchange Commission.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Berkshire Hathaway Inc.(a)	43,387,980	29.84%
1440 Kiewit Plaza Omaha, Nebraska 68131
C & G Verwaltungs GmbH(b)	14,757,258	10.15%
Am Bahnhof 7 97346 Iphofen Federal Republic of Germany

(a)
The number of shares shown as beneficially owned includes (a) 17,072,192 shares held by National Indemnity Company, a Nebraska insurance corporation ("NICO"), which is an indirect subsidiary of Berkshire Hathaway, Inc., a Delaware corporation ("Berkshire Hathaway"), (b) 14,035,088 shares (the "BH Nebraska Shares") held by Berkshire Hathaway Life Insurance Company of Nebraska, a Nebraska corporation ("BH Nebraska"), (c) 7,894,736 shares (the "BH Assurance Shares," and together with the BH Nebraska Shares, the "Nebraska/Assurance Shares") held by Berkshire Hathaway Assurance Corporation, a New York corporation ("BH Assurance"), and (d) 4,385,964 shares (the "General Re Life Shares") held by General Re Life Corporation, a Connecticut corporation ("General Re Life"). Mr. Buffett may be deemed to control Berkshire Hathaway, which controls BH Nebraska, BH Assurance and General Re Life. Thus, both Mr. Buffett and Berkshire Hathaway may be considered to have beneficial ownership of the Nebraska/Assurance Shares and the General Re Life Shares. NICO, a direct subsidiary of Berkshire Hathaway and the direct parent company of BH Nebraska and BH Assurance, also may be considered to have beneficial ownership of the Nebraska/Assurance Shares. General Reinsurance Corporation, a Delaware corporation ("General Reinsurance"), an indirect subsidiary of Berkshire Hathaway and the direct parent company of General Re Life, also may be considered to have beneficial ownership of the General Re Life Shares. General Re Corporation, a Delaware corporation ("General Re"), a direct subsidiary of Berkshire Hathaway and the direct parent company of General Reinsurance, also may be considered to have beneficial ownership of the General Re Life Shares. BH Nebraska has voting and investment power with respect to the BH Nebraska Shares. BH Assurance has voting and investment power with respect to the BH Assurance Shares. However, Mr. Buffett, Chairman of the Board of Directors of Berkshire Hathaway, who may be deemed to control BH Nebraska and BH Assurance, directs the investment of BH Nebraska and BH Assurance. Thus, Mr. Buffett, Berkshire Hathaway, and NICO share voting and investment power with respect to the Nebraska/Assurance Shares. General Re Life has voting and investment power with respect to General Re Life Shares. However, Mr. Buffett, Chairman of the Board of Directors of Berkshire Hathaway, who may be deemed to control General Re Life, directs the investment of General Re Life. Thus, Mr. Buffett, Berkshire Hathaway, General Reinsurance and General Re share voting and investment power with respect to the General Re Life Shares.

(b)
C & G Verwaltungs GmbH, a limited liability company organized under the laws of the Federal Republic of Germany ("C&G"), is an indirect subsidiary of Gebr. Knauf Verwaltungsgesellschaft KG, a limited partnership organized under the laws of the Federal Republic of Germany ("Gebr. Knauf") controlled by members of the Knauf family. Hans Peter Ingenillem and Martin Stürmer are the general managers of C&G, and Mr. Ingenillem and Manfred Grundke are the general partners of Gebr. Knauf. C&G and Gebr. Knauf both report that they have sole voting and dispositive power with respect to all of the reported shares.

 PROPOSAL 1 — ELECTION OF DIRECTORS

       Our Board of Directors currently consists of nine directors divided into three classes, with each class elected for a three-year term. Three nominees comprise the class of directors to be elected at the annual meeting. The other two classes will be elected in 2016 and 2017.

       The three candidates nominated by the Board for election as directors at the annual meeting are identified below. If any of those nominees becomes unavailable prior to the annual meeting, the Board will reduce the size of the Board to eliminate that position, nominate a candidate in place of the unavailable nominee, in which case all shares represented by proxies received by the Board will be voted for election of the substitute nominee, unless authority to vote for all candidates nominated by the Board is withheld, or leave the position vacant until a later date.

Director Independence

       The listing standards of the NYSE require that a majority of our directors and all members of our Audit, Compensation and Organization and Governance Committees be independent. Our Corporate Governance Guidelines provide that, as a matter of policy, at least 80% of our directors should be independent in accordance with the NYSE listing standards and our By-laws and Corporate Governance Guidelines.

       Under the NYSE listing standards, a director is considered independent only if the Board "affirmatively determines that the director has no material relationship with [us] (either directly or as a partner, shareholder or officer of an organization that has a relationship with [us])." A director is not independent if the director does not meet certain standards specifically set out in the NYSE listing standards.

       The independence standards in our Corporate Governance Guidelines provide that if a director (or any entity of which he or she is a director, officer or holder of 10% or more of the outstanding ownership interest) and we have any relationship that accounts for more than 1% of our or the other entity's annual revenue and/or expenses, or a 5% ownership interest by one in the other, that director will not be independent. Members of legal, accounting or auditing firms providing services to us are also not independent under our By-laws.

       Using the standards for determining the independence of its members described above, and based upon information provided by each of our directors and the recommendation of the Governance Committee of our Board of Directors, the Board has determined that each of our directors, except Mr. Metcalf, our Chairman, President and Chief Executive Officer, is independent as defined by the NYSE listing standards and our By-laws and Corporate Governance Guidelines.

       In making this determination, the Board considered the following transactions, relationships and arrangements involving the directors identified below that are not otherwise required to be disclosed in this proxy statement under the Securities and Exchange Commission's rules:

•
Jose Armario is an executive officer of a corporation to which we sell building materials;

•
Matthew Carter Jr. was an executive officer of a corporation from which we purchase communication services and equipment;

•
Gretchen R. Haggerty's brother is a partner at a firm we used for consulting services;

•
William H. Hernandez is a director of a corporation from which we purchase communication equipment;

•
Brian A. Kenney is an executive officer and a director of a corporation from which we lease railcars;

•
Richard P. Lavin is a director of a corporation from which we purchase equipment; and

•
Steven F. Leer is a director of a corporation from which we purchase rail transportation services.

Lead Director

       As discussed below under the heading "Board Leadership," our Corporate Governance Guidelines were revised in 2011 to create the position of lead independent director, or Lead Director. The Lead Director is designated annually by and from the Board's independent directors, with the expectation of the Board that the Lead Director will be re-appointed for multiple, consecutive one-year terms. Steven F. Leer was designated as our first Lead Director in 2012, and has remained in the position for each subsequent year.

Director Nominees and Directors Continuing in Office

       Set forth below is information regarding the nominees for election as directors and information regarding the directors in each class continuing in office after the annual meeting.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
FOR A THREE-YEAR TERM TO EXPIRE IN 2018

       The Board of Directors recommends a vote FOR the election of each of the nominees for director.

       JOSE ARMARIO, 55, has been Executive Vice President of Worldwide Supply Chain, Development, and Franchising of McDonald's Corporation since August 2011. He served as Group President, McDonald's Canada and Latin America of McDonald's Corporation from February 2008 to August 2011. Mr. Armario is a director of the International Advisory Board and President's Council of the University of Miami. He also is a director of The Chicago Council on Global Affairs. Mr. Armario has been a director since January 2007. He is a member of the Board's Audit and Compensation and Organization Committees.

       GRETCHEN R. HAGGERTY, 59, retired as the Executive Vice President and Chief Financial Officer of United States Steel Corporation in August 2013, after having held that position for more than the past five years. Ms. Haggerty is a director of the Strategic Investment Fund and the United Way of Allegheny County. Ms. Haggerty has been a director since May 2011. She is a member of the Board's Audit and Finance Committees.

       WILLIAM H. HERNANDEZ, 66, retired as Senior Vice President, Finance and Chief Financial Officer of PPG Industries, Inc. in 2009 after having served in that position for more than the past five years. He is a director of Black Box Corporation, Albemarle Corporation and Northrop Grumman Corporation and previously served as a director of the Eastman Kodak Company. Mr. Hernandez has been a director since September 2009. He is Chair of the Board's Audit Committee and is a member of the Board's Finance Committee.

Directors Continuing in Office (Terms Expiring in 2016)

       THOMAS A. BURKE, 57, has been President and Chief Executive Officer of Modine Manufacturing Company for more than the past five years. Mr. Burke serves as a director of Modine Manufacturing Company and as a director of the National Association of Manufacturers. Mr. Burke has been a director since September 2013. He is a member of the Board's Audit and Governance Committees.

       BRIAN A. KENNEY, 55, is Chairman, President and Chief Executive Officer of GATX Corporation, and has held this position since 2005. Mr. Kenney serves on the Board of Trustees of the Shedd Aquarium in Chicago and the Advisory Board for the Kellogg Institute of International Studies at the University of Notre Dame. Mr. Kenney has been a director since February 2011. He is Chair of the Board's Finance Committee and a member of the Board's Governance Committee.

       STEVEN F. LEER, 62, retired as Chairman of Arch Coal, Inc., a coal producing company, in 2014 after having served in that position since April 2006. He was also the Chief Executive Officer of Arch Coal, Inc. until April 2012. Mr. Leer is a director of Norfolk Southern Corporation and Parsons Corporation. He is a director of the Greater St. Louis Area Boy Scouts of America and a member of the boards of the National Association of Manufacturers and Washington University in St. Louis. Mr. Leer has been a director since June 2005. He is the Board's Lead Director, Chair of its Governance Committee and a member of its Compensation and Organization Committee.

 Directors Continuing in Office (Terms Expiring in 2017)

       MATTHEW CARTER JR., 54, is the former President of the Sprint Enterprise Solutions business unit of Sprint Corporation, after having served in that position since September 2013. From January 2010 until September 2013, Mr. Carter was President, Sprint Global Wholesale & Emerging Solutions at Sprint Nextel Corporation. He served as President of Boost Mobile at Sprint Nextel Corporation from May 2008 to January 2010. Mr. Carter is a director of Apollo Group, Inc. He has been a director since September 2012. Mr. Carter is a member of the Board's Compensation and Organization and Governance Committees.

       RICHARD P. LAVIN, 62 has been President and Chief Executive Officer of Commercial Vehicle Group, Inc. since May 2013. Mr. Lavin had previously served as Group President of Caterpillar Inc. until his retirement in December 2012, after having served in that position for more than the past five years. Mr. Lavin also serves as a director for ITT Corporation. Mr. Lavin has been a director since November 2009. He is the Chair of the Board's Compensation and Organization Committee and a member of its Finance Committee.

       JAMES S. METCALF, 57, is our Chairman, President and Chief Executive Officer. He was elected Chairman effective December 1, 2011. He has served as our Chief Executive Officer and President since January 2011 and was our President and Chief Operating Officer from January 2006 until becoming Chief Executive Officer. He is a director of Tenneco Inc. and the National Association of Manufacturers and previously served as a director of Molex Corporation. Mr. Metcalf has been a director since May 2008.

       As evidenced by the director biographical information provided above, our directors have significant experience in chief executive or other senior level operating, financial, and international management positions. In addition, a majority of our directors have experience in cyclical business, which we believe will assist the Board in management's development and implementation of our growth strategies. These directors also have extensive familiarity with us and our industry, which provides them with a longer-term perspective to advise regarding strategic, operational and financial issues associated with the cyclicality of our business.

       Seven of our nine directors also serve as a director of other public companies, which provides them with diverse experiences that can enhance their contribution to our Board governance practices. Also, Messrs. Armario and Hernandez, who are of Hispanic descent, Mr. Carter, who is African American, and Ms. Haggerty provide ethnic and gender diversity to our Board that supports our commitment to diversity as a core value in our efforts to attract and retain a diverse workforce as well as to enhance our relationship with an increasingly diverse customer base.

       Specific experience, qualifications, attributes and skills of our current directors considered by the Governance Committee as part of its review of our Board's membership and in connection with its nomination of the candidates for election to the Board at this meeting include the following:

•
Mr. Armario — more than eight years' service as a director and extensive consumer products marketing, branding, supply chain and Latin American markets expertise gained in his roles at McDonald's Corporation;

•
Mr. Burke — experience managing cyclical businesses and international operations as the President, Chief Executive Officer and board member of Modine Manufacturing Company, a publicly traded manufacturer of thermal management systems and components, and insights regarding the manufacturing industry from his service on the board of the National Association of Manufacturers;

•
Mr.  Carter — significant marketing, technology and international experience, previous management oversight for Sprint Corporation's global roll-out of fourth generation broadband wireless services, and insights as a director and member of the audit committee of another public company;

•
Ms. Haggerty — more than ten years as chief financial officer of United States Steel Corporation, as well as her substantial international and cyclical business experience;

•
Mr.  Hernandez — more than 16 years as chief financial officer of PPG Industries, Inc., substantial experience as a director, Board leadership as Chair of the Audit Committee and insights as a director and member of the audit committees of two other public companies, on both of which he serves as chair, and cyclical business experience;

•
Mr.  Kenney — more than nine years as Chairman, President and Chief Executive Officer of GATX Corporation, extensive finance and international investment experience, corporate governance insights from his service at GATX Corporation and the similarity of the cyclical nature of our business and GATX Corporation's business, which provides Mr. Kenney with an understanding of the challenges recent economic conditions present for our businesses;

•
Mr. Lavin — experience managing cyclical, global manufacturing businesses as the President and Chief Executive Officer of Commercial Vehicle Group, Inc., a publicly traded company, and prior thereto as Group President of Caterpillar Inc., as well as his diverse legal and human resources background;

•
Mr. Leer — over nine years as a director, Board leadership as Lead Director and Chair of the Compensation and Organization Committee, corporate governance insights from his service as Chairman of Arch Coal, Inc. and as a director of another public company and particular insights regarding business conditions and developments in the United States from his service on the board of the National Association of Manufacturers; and

•
Mr. Metcalf — service as our Chairman, President and Chief Executive Officer, and previously as our President and Chief Operating Officer for five years, and as an executive officer for more than 14 of his almost 34 years with USG, with direct management responsibility during his career for our North American Gypsum, Building Products Distribution and Worldwide Ceilings businesses, governance insights from his past and present service as a director of another public company and particular insights regarding business conditions and developments in the United States from his service on the board of the National Association of Manufacturers.

Additionally, the Governance Committee considered the qualities for directors set out in our Corporate Governance Guidelines and the cooperative manner in which the directors interact and conduct the Board's deliberations.

 BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Meetings of the Board of Directors

       The Board held eight meetings, and its committees held a total of 19 meetings, during 2014. Each director attended at least 75% of the meetings of the Board and the committees on which he or she served.

       Two executive sessions of the Board are required to be held annually by our Corporate Governance Guidelines. One executive session was held in February 2014 and conducted by the Chair of the Compensation and Organization Committee to review the performance of Mr. Metcalf in 2013 and to consider his compensation for 2014. A second session was held in November 2014 and conducted by the Chair of the Governance Committee primarily to review the results of the Board's self evaluation process. Unscheduled executive sessions may be held at the request of one or more directors. During 2014, additional executive sessions were held in March, May, July and September.

Board Leadership

       Mr. Metcalf is Chairman of the Board, President and Chief Executive Officer. He has been our Chief Executive Officer since January 1, 2011 and became Chairman of the Board on December 1, 2011. Our Corporate Governance Guidelines provide that it is the Board's policy that the matter of whether the Chairman and Chief Executive Officer positions should be separate is one to be considered when a new Chief Executive Officer is selected, unless the Board believes consideration of the matter is warranted at another time based on then-existing circumstances. The Governance Committee and the Board discussed board leadership alternatives on a number of occasions during 2011 before deciding to recombine the Chairman and Chief Executive Officer roles.

       As a result of Mr. Metcalf's long tenure at USG, including five years as President and Chief Operating Officer, the Board believes he is uniquely qualified through his experience and expertise to be the person who generally sets the agenda for, and leads discussions of, strategic issues. The Board also believes that Mr. Metcalf's serving as both Chairman and Chief Executive Officer is appropriate taking into consideration the size and nature of our businesses, Mr. Metcalf's established working relationship and open communication with our independent directors, the significant board-level experience of our independent directors as a whole, the strong independent leadership and accountability to stockholders provided by more than 80% of our directors being independent, the independent leadership provided by our Committee chairs and our Board culture in which Mr. Metcalf and the other directors are able to debate different points of view and reach consensus in an efficient manner.

       In deciding that a combined Chairman and Chief Executive Officer position is the appropriate leadership structure for the Company at this time, the Governance Committee and Board also recognized the benefit of independent leadership to enhance the effectiveness of the Board's oversight role and communications between the Board and Mr. Metcalf. Our Corporate Governance Guidelines provide that in the event the Chairman and Chief Executive Officer positions are held by one person, our independent directors may designate a Lead Director from among the independent directors. The designation of the Lead Director is to be made annually, although with the expectation of the Board that the Lead Director will be re-appointed for multiple, consecutive one-year terms. Steven F. Leer was designated as our first Lead Director in 2012, and has remained in the position for each subsequent year. The responsibilities of the Lead Director include:

  •
  consulting with the Chairman and Chief Executive Officer regarding the schedule of Board and Committee meetings;

  •
  providing the Chairman and Chief Executive Officer with input regarding the agendas and materials for Board meetings;

  •
  presiding at executive sessions of the independent directors, except as otherwise provided in our Corporate Governance Guidelines;

  •
  serving as an adviser to the Chairman and Chief Executive Officer regarding his concerns and those of the independent directors;

  •
  serving as a liaison and supplemental channel of communication between the Chairman and Chief Executive Officer and the independent directors; and

  •
  consulting and communicating with major stockholders, as requested by the Chairman and Chief Executive Officer.

Committees of the Board of Directors

  The Board has four standing committees. They are the

  •
  Audit Committee,

  •
  Compensation and Organization Committee,

  •
  Finance Committee, and

  •
  Governance Committee.

       Each committee has a charter that requires its members to be "independent" as defined in the NYSE listing standards and our By-laws and Corporate Governance Guidelines. The following table indicates the current members of each Board committee.

Name	Audit	Compensation and Organization	Finance	Governance
Jose Armario	x	x
Thomas A. Burke	x			x
Matthew Carter Jr.		x		x
Gretchen R. Haggerty	x		x
William H. Hernandez	x*		x
Brian A. Kenney			x*	x
Richard P. Lavin		x*	x
Steven F. Leer		x		x*

*
Chair

Audit Committee

  The Audit Committee's responsibilities include

  •
  assisting the Board in monitoring the integrity of our financial statements, our compliance with financial reporting and related legal and statutory requirements and the independence and performance of our internal and external auditors, and

  •
  selecting and employing a firm of independent registered public accountants to audit our financial statements and internal control over financial reporting each year, which firm is ultimately accountable to the Audit Committee and the Board.

       The Board of Directors has determined that Ms. Haggerty and Messrs. Armario, Burke and Hernandez are "audit committee financial experts" as defined by the rules of the Securities and Exchange Commission. The Board has also determined that each member of the Audit Committee is independent as defined by the applicable NYSE and Securities and Exchange Commission rules. The Audit Committee met seven times during 2014.

Compensation and Organization Committee

       The Compensation and Organization Committee's responsibilities include

  •
  reviewing and making recommendations to the Board regarding management organization, succession and development programs, and the election of Corporation officers,

  •
  reviewing and approving, or recommending for approval, officers' salaries, incentive compensation and bonus awards,

  •
  making, itself or through a subcommittee, the decisions required by a committee of the Board under all equity compensation plans we have adopted, and

  •
  reporting to the Board changes in salary ranges for all major position categories and changes in our retirement, group insurance, investment, management incentive compensation and other benefit plans.

       The Board of Directors has determined that each member of the Compensation and Organization Committee is independent as defined by the applicable NYSE and Securities and Exchange Commission rules. The Compensation and Organization Committee met five times during 2014.

Finance Committee

  The Finance Committee's responsibilities include

  •
  providing review and oversight of, and making recommendations to the Board regarding, material financing requirements and funding programs, including debt issuances and repurchases,

  •
  reporting to the Board periodically regarding the funding of our qualified retirement plans and authorizing necessary or desirable changes in actuarial assumptions for funding those retirement plans, and

  •
  considering any other matters as may periodically be referred to the Committee by the Board.

       The Finance Committee met four times during 2014.

Governance Committee

  The Governance Committee's responsibilities include

  •
  making recommendations to the Board concerning the size and composition of the Board and its committees,

  •
  recommending nominees for election or reelection as directors,

  •
  considering other matters pertaining to Board membership, such as the compensation of non-employee directors, and

  •
  evaluating Board performance and assessing the adequacy of, and compliance with, our Corporate Governance Guidelines and Code of Business Conduct.

       The Governance Committee met three times during 2014.

Stockholder Nominee Recommendations and Criteria for Board Membership

       The Governance Committee considers director nominee recommendations submitted by our stockholders. Director nominee recommendations from stockholders must be in writing and include a brief account of the nominee's business experience during the past five years, including principal occupations and employment during that period and the name and principal business of any corporation or organization of which the nominee is a director. Stockholder director nominee recommendations should be sent to the Governance Committee, USG Board of Directors, c/o Corporate Secretary, 550 West Adams Street, Chicago, Illinois 60661-3676. Recommendations may be submitted at any time, but will not be considered by the Governance Committee in connection with an annual meeting unless received on or before the date prior to the annual meeting determined as provided in our By-laws. The director nominee recommendation submission deadline for the 2015 annual meeting of stockholders is described under the heading "Deadline for Stockholder Proposals" on page 70 of this proxy statement.

       Our process for reviewing and selecting new director nominees involves seeking out a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, USG and our stockholders. Desired qualities for our directors, including those recommended for nomination by our stockholders, are described in our Corporate Governance Guidelines and on our website www.usg.com. Those qualities include high-level leadership experience in business activities, ability and willingness to contribute special competencies to Board activities and personal attributes such as integrity, willingness to apply sound and independent business judgment and assume broad fiduciary responsibility and awareness of a director's vital contribution to our corporate image. Additional search criteria may be determined by the Governance Committee. We do not have a formal policy with regard to the consideration of diversity in identifying directors. Our Corporate Governance Guidelines provide that candidates for Board membership will be considered without regard to race, color, religion, gender, ancestry, national origin, sexual orientation or disability. When seeking new director candidates, the Governance Committee considers the subject matter expertise and geographic experience of existing Board members to determine whether a candidate with a particular expertise or experience set would be desirable. The Committee seeks to have a mix of directors with experience in one or more areas relevant to our businesses, including operations, manufacturing, marketing, finance, technology and innovation and international, as well as experience with cyclical businesses. Depending on current Board membership, it may also decide to seek a qualified candidate who is female or adds to the ethnic diversity of the Board.

       Generally, to fill a vacancy or to add an additional director, the Governance Committee retains an executive search firm to assist in identifying and recruiting appropriate candidates. Any director candidate selected by this process or as a result of a stockholder recommendation is expected to meet with a number of directors, including the Chair of the Governance Committee, prior to any decision to nominate the candidate for election to the Board.

Communications with Directors

       Stockholders and other interested parties may send communications to our directors as a group or individually by addressing them to the director or directors at USG Corporation, c/o Corporate Secretary, 550 West Adams Street, Chicago, IL 60661-3676. Stockholder communications will be reviewed by the Corporate Secretary for relevance to our business and then forwarded to the intended director(s), as appropriate. Stockholders may meet directors before or after the annual meeting. As a matter of policy, all directors are expected to attend the annual meeting. All directors serving at the time, except two, attended the 2014 annual meeting.

Risk Oversight

       The NYSE listing requirements provide that our Audit Committee must discuss our guidelines and policies that govern the process by which we assess and manage our exposure to risk. Consistent with this requirement, the Audit Committee's charter provides that the Committee's responsibilities include discussing our risk assessment and risk management policies. This discussion takes place at least once each year as part of our review of our enterprise risk management (ERM) program. That review includes discussion of management delegations of responsibility for the principal financial, governance, legal and operational risk exposures identified as part of our ERM program and delegations of responsibility for oversight of those risks to Board committees and/or the full Board. The Board committees consider risks related to matters within the scope of their responsibilities as part of their regular meeting agendas, and the committee chairs report to the full Board regarding matters considered by their committees following each committee meeting. Management also formally reviews strategic risks with the full Board at least once each year, typically as part of our strategic planning review with the Board. The Board also reviews individual risks as they relate to specific issues presented to the Board throughout the year.

       In early 2015 management updated and reviewed with the Compensation and Organization Committee a risk assessment of our compensation policies and practices for all employees, including our executive officers. As part of its assessment, management reviewed our compensation programs for certain design features that commentators have identified as having the potential to encourage excessive risk-taking, including

  •
  too much focus on equity awards,

  •
  total compensation opportunity that is overly weighted toward annual incentives,

  •
  highly leveraged payout curves and uncapped payouts,

  •
  unreasonable goals or thresholds, and

  •
  steep payout cliffs at certain performance levels that may encourage short-term business decisions to meet payout thresholds.

       In its assessment, management noted several design features of our compensation programs that reduce the likelihood of excessive risk-taking, including

  •
  the program design for executive officers and other senior managers provides a balanced mix of cash and equity awards, annual and long-term incentives and operating and financial performance metrics that promote a focus on long-term performance without undue emphasis on short-term results,

  •
  maximum payout levels under most of our annual incentive programs are capped at 200% of target, or par,

  •
  our annual incentive program performance targets for business unit heads include non-business unit targets in order help incentivize business unit head participants to properly consider our overall corporate performance when making decisions,

  •
  the Compensation and Organization Committee has downward discretion over annual incentive program payouts,

  •
  the annual incentive program for our executive officers, and the agreements evidencing their equity awards for 2015 and the six prior years, allow the Board to "clawback" payments made to them under certain circumstances,

  •
  we recently introduced the use of market share units in our long-term incentive plan because they may retain some value in a depressed market so that their holders are less likely to take unreasonable risks than they would to get or keep options "in the money",

  •
  our equity awards generally are granted on an annual basis with long-term, overlapping vesting periods to motivate award holders to focus on sustained stock price appreciation, and

  •
  the stock ownership requirements for our executive officers and other senior managers aligns the interests of the holders of those awards with the interests of our stockholders.

       Based on its assessment, management concluded that our compensation programs promote value creation, do not encourage excessive risk and are not reasonably likely to have a material adverse effect on us. The Compensation and Organization Committee and its consultant concurred with that conclusion based on management's review of its assessment with them.

Corporate Governance

       Our By-laws, Corporate Governance Guidelines and Code of Business Conduct, and the charters of our Board committees, are posted on our website www.usg.com. The information on our website is not, and will not be deemed to be, a part of this proxy statement or incorporated into any of our other filings with the Securities and Exchange Commission except where we expressly incorporated such information.

  Berkshire Hathaway

       In January 2006, in connection with the rights offering we effected to finance a portion of the payments required by our plan of reorganization, we entered into an equity commitment agreement with Berkshire Hathaway, our largest stockholder, to provide a backstop commitment with respect to the rights offering. In connection with that commitment, Berkshire Hathaway acquired 6,969,274 shares of our common stock. We also entered into a shareholder's agreement, or the Shareholder's Agreement, with Berkshire Hathaway pursuant to which Berkshire Hathaway agreed, among other things, to a standstill period, which ended in August 2013. We and Berkshire Hathaway also agreed that, after the standstill period ends, during the time that Berkshire Hathaway owns our equity securities, Berkshire Hathaway will be exempted from our stockholder rights plans, except that our stockholder rights plans may require that Berkshire Hathaway does not acquire (although it may continue to hold) beneficial ownership of more than 50% of our voting securities, on a fully diluted basis, other than pursuant to an offer to acquire all shares of our common stock that is open for at least 60 calendar days.

  Rights Agreement and Protective Amendment

       We have a stockholder rights plan, or the Rights Plan, established under the terms of a rights agreement dated December 21, 2006, as amended, with Computershare Trust Company N.A., as Rights Agent, or the Rights Agreement. On March 22, 2013, our board of directors approved an amendment to the Rights Agreement in an effort to protect our net operating loss, or NOL, carryforwards. Our stockholders ratified, on an advisory basis, the March 22, 2013 amendment to our Rights Agreement at our 2013 annual meeting of stockholders. On February 11, 2015, our board of directors approved another amendment to the Rights Agreement. The primary purpose of the foregoing amendments is to protect the value of the Company's NOLs and related tax benefits. The Rights Agreement, as amended, provides that if any person becomes the beneficial owner of 4.9% or more of our common stock, stockholders other than the 4.9% triggering stockholder will have the right to purchase additional shares of our common stock at half the market price, thereby diluting the triggering stockholder; provided that stockholders whose beneficial ownership exceeded 4.9% of our common stock outstanding on February 11, 2015 will not be deemed to have triggered the Rights Agreement, as amended, so long as they do not thereafter acquire additional common stock other than in certain specified exempt transactions.

       The Company's ability to use its NOLs could be substantially reduced if the Company experiences an "ownership change," as defined under Section 382 of the Internal Revenue Code of 1986 (the "Code"). The amendment adopted on February 11, 2015 maintains previously adopted protections and modifies, until March 22, 2016 (or such earlier time that the Board determines that no Tax Benefits (as defined in the Rights Agreement) may be carried forward or that the Rights Agreement is no longer necessary for the protection of Tax Benefits) (the "Special Period"), the definition of when a Person (as defined in the Rights Agreement) will be deemed the "Beneficial Owner" of, and to "Beneficially Own," securities under the Rights Agreement to align with the definition of ownership under Section 382 of the Code. Under the revised definition, during the Special Period, only acquisitions that would result in ownership of more than 4.9% of the Company's then-outstanding shares of common stock, as determined pursuant to Section 382 of the Code, would cause a stockholder to be deemed an "Acquiring Person," subject to certain specified exempt transactions. Upon the expiration of the Special Period, the triggering threshold level under the Rights Plan will revert to the 15% level in effect prior to the amendment on March 22, 2013, and the definition of "Beneficial Owner" and "Beneficially Own" will revert to a definition that does not track Section 382 of the Code.

       The Rights Agreement also provides that Berkshire Hathaway may acquire 50% or more of our fully diluted common stock without triggering the Rights Plan if acquired through an offer to purchase all of our common stock that remains open for at least 60 calendar days.

       The rights issued pursuant to the Rights Agreement will expire on January 2, 2017. However, our board of directors has the power to accelerate or extend the expiration date of the rights. In addition, a board committee composed solely of independent directors reviews the Rights Agreement at least once every three years to determine whether to modify the Rights Plan in light of all relevant factors. This review was most recently conducted in November 2012. The next review is required by the end of 2015.

       Following stockholder approval, on May 9, 2013, we filed an amendment to our Restated Certificate of Incorporation, or the Protective Amendment, that restricts certain transfers of our common stock. The Protective Amendment is intended to protect the tax benefits of our NOL carryforwards. Subject to certain limited exceptions, the Protective Amendment's transfer restrictions would restrict any person from transferring our common stock (or any interest in our common stock) if the transfer would result in a stockholder (or several stockholders, in the aggregate, who hold their stock as a "group" under Section 382 of the Code) owning 4.9% or more of our common stock. Any direct or indirect transfer attempted in violation of the Protective Amendment would be void as of the date of the prohibited transfer as to the purported transferee, and the purported transferee would not be recognized as the owner of the shares attempted to be owned in violation of the Protective Amendment for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of that common stock, or in the case of options, receiving our common stock in respect of their exercise. The Protective Amendment is effective until the earlier of (i) May 9, 2016, (ii) the repeal of Section 382 of the Code if our Board of Directors determines that the Protective Amendment is no longer necessary for the preservation of tax benefits, (iii) the first day of a taxable year as to which our Board of Directors determines that no tax benefits may be carried forward, and (iv) such other date as determined by our Board of Directors pursuant to the Protective Amendment.

  Recent By-law Amendment

       In November 2014, our Board amended Article VIII of our By-Laws to add a new forum selection provision. The provision provides that unless USG consents in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of USG, (b) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of USG to USG or its stockholders, creditors or other constituents, (c) any action asserting a claim against USG or any director or officer or other employee of USG arising pursuant to any provision of the Delaware General Corporation Law or our certificate of incorporation or By-Laws, or (d) any action asserting a claim against USG or any director or officer or other employee of USG governed by the internal affairs doctrine, shall be the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware). Our Board determined that adoption of the forum selection By-Law is in the best interests of USG and its stockholders for a number of reasons, including the importance of preventing the unnecessary diversion of corporate resources to address costly, wasteful and duplicative multi-forum litigation, facilitating increased consistency and predictability in litigation outcomes and recent caselaw developments in other jurisdictions upholding the Board's authority to adopt such By-Laws and their validity.

       More information about, and copies of, the Protective Amendment, the Rights Plan, and the agreements referred to in this section and other related agreements are included in reports or statements we filed with the Securities and Exchange Commission on January 30, 2006, February 28, 2006, December 21, 2006, December 5, 2008, March 22, 2013, May 10, 2013, November 18, 2014 and February 11, 2015.

 SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

       The following table sets forth information as of the record date regarding beneficial ownership of our common stock by each director and each executive officer named in the Summary Compensation Table and all directors and executive officers as a group, including any shares held by executive officers through the Investment Plan.

Name	Common Shares Beneficially Owned, Excluding Shares Subject to Options and Restricted Stock Units (a)	Shares Subject to Vested Options and Options and Restricted Stock Units that Vest Within 60 Days	Deferred Stock Units (b)	Total Beneficial Stock and Stock Unit Holdings	Percent of Class
Jose Armario(c)	1,944	—	66,213	68,157	*
Thomas A. Burke	710	—	4,273	4,983	*
Matthew Carter Jr.	—	—	7,837	7,837	*
Dominic A. Dannessa(d)	70,567	107,249	—	177,816	*
Stanley L. Ferguson	133,589	116,046	—	249,635	*
Christopher R. Griffin	93,567	121,661	—	215,228	*
Gretchen R. Haggerty	29,559	—	—	29,559	*
William H. Hernandez	17,905	—	14,897	32,802	*
Matthew F. Hilzinger	45,413	94,711	—	140,124	*
Brian A. Kenney	24,505	—	—	24,505	*
Richard P. Lavin	24,503	—	—	24,503	*
Steven F. Leer	5,818	—	71,014	76,832	*
James S. Metcalf	269,482	265,393	—	534,875	*

All directors and executive officers as a group (20 persons)	1,057,740	952,534	164,234	2,174,508	1.49%

*
Less than one percent

(a)
Unless otherwise noted, each individual or member of the group has sole voting power and investment power with respect to the shares shown in this column.

(b)
Indicates the non-voting deferred stock units credited to the account of the individual director or members of the group under current and past director compensation programs. The units increase and decrease in value in direct proportion to the market value of our common stock and are paid in cash or stock following termination of Board service.

(c)
Includes 1,131 shares held by trusts for the benefit of Mr. Armario's children.

(d)
Includes 8,736 shares held by the Josette Dannessa Trust, which shares are held in a bank account with margin provisions.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures Regarding Related Party Transactions

       Our Code of Business Conduct provides that all of our employees, including our executive officers, and our directors, must avoid "conflicts of interest" — situations where their personal interest may be inconsistent with our interest and may interfere with the employee's or director's objectivity in making business decisions on our behalf. A conflict of interest may exist, for example, when an employee, officer or director (or one of their family members) has a financial interest in a company with which we do business or if an employee, officer or director in a position to influence business dealings with a company (a) has a direct or indirect interest in that company that would reasonably be viewed as significant to that person and (b) the amount of business done between us and that company is significant.

       All of our employees and directors are required to report conflicts of interest so that we may address the situation properly. After disclosure, some conflicts of interest can be resolved through implementing appropriate controls for our protection. Where an appropriately disclosed conflict of interest is minor and not likely to adversely impact us, we may consent to the activity. In other cases where appropriate controls are not feasible, the person involved will be requested not to enter into, or to discontinue, the relevant transaction or relationship.

       All of our executive officers and other salaried employees are required to disclose actual or potential conflicts of interest in which they may be personally involved in an annual certification reviewed by our Internal Audit and Legal Departments. In addition, all of our executive officers are required to disclose actual or potential conflicts of interest by quarterly certifications. Employees who complete these certifications are also required promptly to report in writing to the Internal Audit Department any conflict of interest situations that arise during the period between certifications.

       Conflict of interest situations reported by employees are addressed by our Business Ethics Committee made up of representatives from our Internal Audit, Legal and Human Resources Departments, and, where appropriate, by senior management. If the conflict of interest involves one of our executive officers, the situation will be addressed by our Board of Directors or the Audit Committee of the Board. Quarterly reports of conflicts of interest and the resolution of them are provided to our Disclosure Committee and Chief Executive Officer in accordance with our disclosure controls and procedures.

       We recognize that directors may be connected with other organizations with which we have business dealings from time to time. Under our Corporate Governance Guidelines, it is the responsibility of each director to advise the Chairman of the Board and the Governance Committee of the Board, through its Chair, of any affiliation with public or privately held businesses or enterprises that may create a potential conflict of interest, potential embarrassment to us, or possible inconsistency with our policies or values. Directors are also to advise the Chairman of the Board and the Governance Committee in advance of accepting an invitation to serve on the board of another public company.

       We annually solicit information from our directors in order to monitor potential conflicts of interest. In accordance with our Corporate Governance Guidelines, any actual or potential conflict of interest involving a director will be investigated by the Governance Committee, with management assistance as requested, to determine whether the affiliation or transaction reported impairs the director's independence and whether it is likely to adversely impact us. If the Committee determines that the director's independence would be impaired, or the affiliation or transaction would likely impact us adversely, the director would generally be asked not to enter into, or to discontinue, the reported relationship or to resign from the Board. In other circumstances, the Committee will generally determine what, if any, controls, reporting and/or monitoring procedures are appropriate for our protection as a condition for approving the reported relationship or transaction. Relationships that give rise to potential conflicts of interest are generally not considered to adversely impact us if they are not required to be disclosed pursuant to Item 404(a) of the Securities and Exchange Commission's Regulation S-K because

•
the amount involved in the transaction is less than $120,000,

•
the director's only relationship to the other party involved in the transaction is as a director,

•
the director's interest arises solely from the ownership of our stock and all holders of our stock received the same benefit on a pro rata basis,

•
the transaction involves rates or charges determined by competitive bids, or

•
the transaction involves the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority.

       The foregoing policies and procedures apply to transactions involving our directors and executive officers and their immediate family members required to be reported under Item 404 (a) of Regulation S-K. Pursuant to a written directive issued by our Chairman, transactions required to be reported under that Item involving holders of more than 5% of our common stock are subject to review by an officer at the level of Executive Vice President or above to determine whether they are on an arm's-length basis.

       Compensation of all of our executive officers is approved by our Compensation and Organization Committee or the Board of Directors and compensation of our directors is approved by the Board.

Issuance, and Call for Redemption, of Convertible Senior Notes

       In November 2008, we issued $400 million aggregate principal amount of 10% Contingent Convertible Senior Notes due 2018 to affiliates of Berkshire Hathaway and Fairfax Financial Holdings Limited, or Fairfax. Berkshire Hathaway beneficially owns more than 5% of our common stock and Fairfax, during part of 2014, beneficially owned more than 5% of our common stock.

       In November 2013, we issued a notice of redemption to redeem $325 million in aggregate principal amount of the notes. The notes called for redemption could either be (1) redeemed at a stated redemption price or (2) converted into shares of USG common stock. The holders of all $325 million in notes called for redemption elected to convert their notes into shares of USG's common stock. Accordingly, in December 2013 we issued an additional 28,508,768 shares of common stock to affiliates of Berkshire Hathaway and Fairfax in connection with the conversion of the notes.

       In March 2014, we issued a notice of redemption to redeem the remaining $75 million in aggregate principal amount of outstanding notes. Again, the notes called for redemption could either be (1) redeemed at a stated redemption price or (2) converted into shares of USG common stock. The holders of all $75 million in notes called for redemption elected to convert their notes into shares of USG's common stock. Accordingly, in April 2014 we issued an additional 6,578,946 shares common stock to affiliates of Berkshire Hathaway and Fairfax in connection with the conversion of the notes.

       In connection with the 2008 issuance of notes, we entered into separate securities purchase agreements and registration rights agreements with Berkshire Hathaway and Fairfax. Pursuant to the securities purchase agreements, Berkshire Hathaway and Fairfax had the right, for so long as they owned any notes, to participate in any of our future issuances of common stock, subject to certain exceptions.

       Under the registration rights agreements, we granted Berkshire Hathaway and Fairfax demand and piggyback registration rights with respect to all of the notes and shares of common stock held by them and specified affiliates from time to time. The registration rights agreements entitle each of Berkshire Hathaway and Fairfax to make three demands for registration of all or part of the notes or common stock held by them and their affiliates, subject to certain conditions and exceptions. The registration rights agreements also provide that, subject to certain conditions and exceptions, if we propose to file a registration statement under the Securities Act of 1933, as amended, with respect to an offering of securities on a form that would permit registration of the notes or shares of common stock that are held by Berkshire Hathaway, Fairfax or the specified affiliates, then we will offer Berkshire Hathaway, Fairfax and their specified affiliates the opportunity to register all or part of their notes or shares of common stock on the terms and conditions set forth in the applicable registration rights agreement. The registration rights agreement with Berkshire Hathaway amended and restated the registration rights agreement we entered into with Berkshire Hathaway in January 2006. The registration rights agreement with Fairfax expired in 2014.

       The securities purchase agreements, the registration rights agreements and the notices of redemption issued with respect to the notes in November 2013 and March 2014, were approved by our Board of Directors. Copies of the agreements referred to in this section and other related agreements are included in a report we filed with the Securities and Exchange Commission on November 26, 2008.

Shareholder's Agreement with Berkshire Hathaway

       In connection with the equity commitment agreement we entered into with Berkshire Hathaway in January 2006, we entered into the Shareholder's Agreement with Berkshire Hathaway pursuant to which Berkshire Hathaway agreed, among other things, to a standstill period, which ended in August 2013. We and Berkshire Hathaway also agreed that, after the standstill period ends, during the time that Berkshire Hathaway owns our equity securities, Berkshire Hathaway will be exempted from our stockholder rights plans, except that our stockholder rights plans may require that Berkshire Hathaway does not acquire (although it may continue to hold) beneficial ownership of more than 50% of our voting securities, on a fully diluted basis, other than pursuant to an offer to acquire all shares of our common stock that is open for at least 60 calendar days.

       The equity commitment agreement and Shareholder's Agreement were approved by our Board of Directors.

Transactions with Principal Stockholders

       We purchase products, principally fiberglass and insulation, and services, including pipeline services and insurance services, and lease equipment from subsidiaries of Berkshire Hathaway in the ordinary course of our business. The aggregate amount of those purchases and lease transactions in 2014 was approximately $32.9 million. In addition, we sell roofing and other building products to subsidiaries of Berkshire Hathaway. The aggregate amount of these sales in 2014 was $10.4 million. We purchase products, principally insulation, from affiliates of Gebr. Knauf in the ordinary course of business. Those purchases aggregated approximately $3.7 million in 2014. We sold approximately $2.2 million of products to affiliates of Gebr. Knauf in 2014. We are a partner with an affiliate of Gebr. Knauf in a joint venture that manufactures and markets cement-based panels primarily in Europe and Russia. The joint venture had sales of approximately $65 million in 2014.

       In 2012, we and our wholly-owned subsidiaries, USG Foreign Investments, Ltd. and USG (UK) Ltd., collectively the Sellers, entered into a Share and Asset Purchase Agreement ("SAPA") with Knauf International GmbH and Knauf AMF Ceilings Ltd., affiliates of Gebr. Knauf and collectively Knauf, pursuant to which the Sellers sold to Knauf certain of their wholly-owned European business operations. There are continuing indemnification obligations under the SAPA pursuant to which we may be obligated to pay money to, or entitled to receive money from, certain entities affiliated with Knauf.

       We and our subsidiary L&W Supply Corporation are defendants in lawsuits relating to Chinese-made wallboard installed in homes primarily in the southeastern United States in 2006 and 2007. Most of the lawsuits against us relate to wallboard manufactured by Knauf Plasterboard (Tianjin) Co., an affiliate of Gebr. Knauf. We have reached an agreement with Gebr. Knauf and their respective affiliates that limits our responsibility for claims against us for homes to which we delivered Knauf Plasterboard (Tianjin) Co. wallboard. In accordance with the agreement, an affiliate of Gebr. Knauf will fund the costs of resolving the claims, excluding legal fees. L&W Supply estimates that its gross liability for resolving pending and future claims relating to wallboard manufactured by Knauf Plasterboard (Tianjin) Co. is approximately $2.2 million.

 COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

       USG's executive compensation program is designed to attract, motivate and retain talented executives and align their interests with those of stockholders through a combination of base salary, annual and long-term incentive compensation awards, retirement and other benefits and limited perquisites. In 2011, we developed the Plan to Win, a strategic roadmap to return the Company to profitability, grow our businesses and build the value of the enterprise. Our compensation program for executive officers, including our named executive officers who are the individuals named in the Summary Compensation Table on page 38 of this proxy statement, is designed to support the Plan to Win and to align executive pay with our financial performance. As a result, our program places the greatest emphasis on performance-based incentives. Over 85% of our Chairman, President and CEO's target total 2014 compensation, and nearly 73% of the average target total 2014 compensation of our other named executive officers was performance based, and more than half is in stock-based compensation to help provide shareholder alignment:

Chairman, President & CEO 2014 Target Pay Mix	Other NEO Average 2014 Target Pay Mix

Performance-Based Compensation at risk: 85%	Performance-Based Compensation at risk: 73%

2014 Performance and Executive Compensation

       In 2014, we continued to make progress on all three strategic priorities of our Plan to Win: Strengthening Our Core Businesses, Diversifying Our Earnings and Differentiating Our Products and Services Through Innovation. The annual highlights include:

  •
  net sales of $3.7 billion, an increase of 4% compared to 2013;

  •
  total operating profit of $162 million;

  •
  operating profit for our Distribution segment, known as L&W Supply, of $16 million, a $10 million increase over the prior year;

  •
  net income of approximately $37 million;

  •
  the creation of USG Boral Building Products, or UBBP, our $1.6 billion 50/50 strategic joint ventures with Boral Limited to manufacture and distribute building products in Asia, Australasia and the Middle East with six billion square feet of plasterboard capacity, from 24 plants in 12 countries that generated $33 million in equity method income for USG over a ten-month period in 2014;

  •
  record safety and near record quality and operating efficiencies in our manufacturing and distribution businesses achieving near record levels;

  •
  the extension of our UltraLight technology via a national rollout of our new Sheetrock UltraLight Mold Tough panels;

  •
  our customers validating our efforts to provide excellent service, with USG being named Vendor of the Year in the U.S. by True Value and Do It Best and in Canada by the Home Depot, and L&W Supply being named a "Partner of Choice" by David Weekly Homes in Florida;

  •
  increasing the use of Lean Six Sigma in the corporate and manufacturing areas, leading to 225 projects completed in 2014 for a savings of more than $14 million;

  •
  conversion of the remaining $75 million of our outstanding 10% convertible senior notes into equity; and

  •
  the repayment of the remaining $59 million of our 9.75% senior notes due 2014.

       Our improved operational results in 2014 reflect the aggressive actions management took during the downturn in the construction industry, including steps to lower our breakeven and improve operating results. The cost reductions we have implemented over the last several years contributed to our attainment of positive net income in 2014 for the second consecutive year. We also continued to focus on operational excellence with record or near record performance in safety, quality, customer satisfaction and operating efficiency.

       Compensation for 2014 for our named executive officers reflects the improvement in our results and the achievement of key performance metrics as discussed below.

  •
  Base Salary — In 2014, we increased salaries for named executive officers as well as all other salaried employees. Annual salary increases were reinstituted in 2012 following a three-year period in which annual salary increases were suspended. The increase for our Chief Executive Officer was approximately 3.7%, and the average increase for the other named executive officers was approximately 7%, which reflected two significant adjustments to ensure market competitiveness.

  •
  Annual Incentive Awards — Fifty percent of annual incentive award opportunity is based on adjusted net earnings. In 2014, payment was made for this segment of the award because we met the adjusted net earnings threshold for 2014 set by the Compensation and Organization Committee. The balance of the award opportunity is based on the achievement of annual operating and financial objectives, or Focus Targets. Annual incentive awards for our named executive officers in 2014 ranged from 69.5% to 76.8% of target due to our exceeding the adjusted net earnings and Focus Target thresholds, as discussed below.

  •
  Long-Term Incentive Awards — Annual equity awards granted in 2014 were comprised of market share units and performance shares. In 2013, the Committee replaced stock options and restricted stock units with market share units for our annual grant in order to more closely align pay with performance and more efficiently deliver long-term compensation to our executives using fewer shares. As a result of transitioning to market share units, the entire annual, long-term incentive award granted to an executive is now performance-based, as discussed below.

Compensation Governance

       Our executive compensation practices include governance features that support our pay for performance philosophy, including

  •
  the Compensation and Organization Committee of our Board of Directors, or the Committee, is comprised solely of independent directors with whom stockholders may communicate as discussed under "Communications with Directors" on page 14 of this proxy statement;

  •
  the Compensation and Organization Committee's consultant, Towers Watson, is retained by the Committee, and the Committee has assessed the independence of Towers Watson and did not identify any conflict of interest that would prevent Towers Watson from independently representing the Committee;

  •
  the Compensation and Organization Committee has reviewed compensation-related risk with management and Towers Watson and concurs with management's conclusion that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on us;

  •
  long-term incentive awards are subject to double-trigger vesting upon a change in control, beginning with the 2013 grants, as discussed below; and

  •
  all Employment and Change in Control Severance Agreements entered into since 2012 do not contain provisions providing for modified tax gross-ups or additional service and age credits under our retirement plans.

       These governance practices are complemented by specific compensation program elements designed to align the program with stockholder interests and encourage management not to take excessive risks, including

  •
  stock ownership guidelines for our executive officers and non-employee directors, as described on pages 34 and 55, respectively, of this proxy statement;

  •
  compensation recoupment, or "clawback," provisions that allow our Board of Directors to recoup excess incentive compensation paid to an executive officer if our financial statements are restated due to fraud or intentional wrongdoing of the executive officer;

  •
  a limit on the payout under the annual Management Incentive Program to a maximum of two times the par, or target, incentive award;

  •
  a long-term incentive program that is 100% performance-based consisting of (i) market share units that are earned based on our stock price performance over a three-year period, and (ii) performance share awards that are earned based on a comparison of our total stockholder return over a three-year vesting period to the total stockholder return for the companies in the Dow Jones U.S. Construction and Materials Index; and

  •
  prohibitions on our executive officers engaging in speculative transactions involving our securities, including participating in hedging activities or buying or selling puts or calls and short sales.

Compensation Philosophy and Objectives

       Our executive compensation philosophy is to provide a competitive total compensation package that aligns the interests of management with those of stockholders, motivates management to achieve our long-term strategic and annual operating objectives and enables us to attract and retain talented executives.

       We align management's interests with those of our stockholders by using equity-based long-term incentive awards, including awards that vest only upon the achievement of performance objectives, maintaining stock ownership guidelines and restricting hedging activity. We base annual incentive awards on net earnings, as adjusted by our Compensation and Organization Committee, and on selected key operational and financial metrics.

       We motivate management to achieve our strategic growth and annual operating objectives through compensation programs that reward performance. Nearly 70% of the targeted compensation opportunity for our executive officers as a group is variable based on achievement of adjusted net earnings, annual operating and financial targets, our stock price performance and total stockholder return. The annual operating and financial targets are selected to motivate management to take actions that benefit both short-term operating and long-term strategic objectives.

       We attract and retain talented managers by ensuring that compensation opportunity is competitive in relation to similar positions in similar organizations. In setting compensation opportunity for our executive officers, we use the median level of compensation opportunity for a comparator group of companies as the reference point. We generally seek to set the target compensation opportunity for an individual executive officer within a band of 75% to 125% of the median based on the executive officer's performance, experience and skill. We also adjust compensation levels based on internal equity to appropriately reward the contributions of our executives and to facilitate succession planning objectives.

Committee Position on Incentives and Excessive Risk

       The Committee believes that the design of our annual compensation programs, which balances salary, short-term incentives and long-term incentives, does not encourage management to take excessive risks to maximize earnings or meet performance objectives in a single year at the expense of our long-term objectives.

       The annual incentive program has a mix of financial and operating objectives, a limitation on the amount of payments and a "clawback" feature described on page 24 of this proxy statement. The Long-Term Incentive Plan, or Plan, uses a variety of equity compensation awards (market share units, performance shares and restricted stock units) that have extended vesting periods and provide different incentives. It also includes a "clawback" feature, and the awards under the Plan since 2013 contain a double-trigger vesting provision. Together with our stock ownership guidelines and a prohibition on hedging and speculative transactions involving our securities, this balanced array of incentives encourages management to achieve both short-term operating and financial and long-term strategic objectives. The Committee and its consultant annually review a risk assessment of our compensation programs, and they believe that these programs do not create risks that are reasonably likely to have a material adverse effect on us.

Compensation and Organization Committee

       Our executive compensation programs are overseen by the Committee. The Committee is comprised solely of independent directors, as defined by the New York Stock Exchange listing standards. The current Committee members are Richard P. Lavin (Chair), Jose Armario, Matthew Carter Jr., and Steven F. Leer. The Committee's charter charges it with various accountabilities, including

  •
  to review and make recommendations to the Board of Directors with respect to management organization, succession and development programs, the election of corporate officers and their compensation;

  •
  to make decisions required by a committee of the Board of Directors under all incentive compensation plans;

  •
  to approve and report to the Board of Directors changes in salary ranges for all other major position categories and changes in retirement plans, group insurance plans, investment plans or other benefit plans and management incentive compensation or bonus plans; and

  •
  sole authority to retain or obtain the advice of any compensation consultant or other adviser after taking into consideration the adviser's independence from management.

       The Committee's charter is reviewed at least annually. The charter can be found on our website www.usg.com.

Committee Calendar and Meetings

       Normally the Committee meets between four and six times a year. In 2014, the Committee held five meetings and also acted three times by unanimous written consent in lieu of a meeting. The agendas for meetings and the annual Committee calendar are developed by management in consultation with the Committee Chair. The Committee has retained an independent compensation consultant, and one of its representatives attended all Committee meetings held during 2014. The Committee periodically holds meetings or executive sessions to review matters with its compensation consultant without management present. The Committee also periodically holds meetings or executive sessions with neither its independent compensation consultant nor management present.

Management's Role in Compensation

       Our Human Resources Department is responsible for the administration of our executive compensation, benefits and related programs. The Senior Vice President, Human Resources and Communications is accountable for making proposals to the Committee for changes in compensation and benefit programs at the request of either management or the Committee. The Senior Vice President, Human Resources and Communications is also the primary management contact for the Committee Chair.

       Our Chairman, President and Chief Executive Officer and Senior Vice President, Human Resources and Communications usually attend Committee meetings to present matters for consideration by the Committee and to answer questions regarding those matters. Other executive officers and senior managers may attend meetings at the request of either management or the Committee to provide information and answer questions relevant to the Committee's consideration of matters presented to it.

       The Chief Executive Officer recommends to the Committee any changes in compensation for executive officers (other than himself) based on his assessment of each individual's performance, contribution to our results and potential for future contributions to our success. The Committee meets in executive session without any members of management present to review the performance and compensation of the Chief Executive Officer, to evaluate compensation proposals made by management and to make decisions with respect to those proposals.

       Once each year (typically in July) management provides the Committee with an overview of all compensation and benefit plans pertaining to executive officers, including the purpose and cost of the programs and the value delivered to the participants by the programs. The Committee uses this information when evaluating subsequent compensation proposals by management and in developing its own proposals for changes to executive officer compensation. The Chief Executive Officer and the Senior Vice President, Human Resources and Communications also lead an annual review for the Board of our management succession plans. This review provides the Committee and other Board members with information regarding the performance and potential of our management team that can be taken into account when executive compensation decisions are made.

Compensation Consultant

       The Committee has retained Towers Watson as a compensation consultant to provide the Committee with an independent review of our executive compensation program. Towers Watson was selected by the Committee and works under the direction of the Committee Chair. The Committee has assessed the independence of Towers Watson and did not identify any conflict of interest that would prevent Towers Watson from independently representing the Committee.

       Towers Watson's primary role is to provide an independent analysis of competitive market data and to assist the Committee in evaluating compensation proposals made by management. The Committee has also on occasion asked Towers Watson to assist it in developing the compensation package for our Chief Executive Officer. Towers Watson's fees for its services provided to the Committee in 2014 were $29,806.

       Towers Watson provided services to management during 2014 only to advise regarding broad-based benefit plans and casualty insurance programs and to provide non-customized surveys regarding compensation of non-officer salaried employees. Its fees for those services were $130,289. At the direction of the Committee Chair, Towers Watson may meet with management and/or management's consultant to review management's proposals prior to the Committee's review. A representative of Towers Watson generally attended all the Committee meetings held in 2014. USG pays Towers Watson's fees for consulting services provided to the Committee after approval of those fees by the Committee Chair.

       Management also uses consultants to provide analysis and advice with respect to executive compensation programs and practices. Management's primary advisor for compensation-related matters is Exequity, LLP. Exequity assists management in analyzing competitive market practices and benchmark data and in developing proposals for review by the Committee. It does not provide any services to USG other than executive compensation consulting. Management also contracts with Aon Hewitt to conduct an annual competitive review of our executive compensation pay practices compared to those of a comparator group of companies. The study assists management in comparing compensation levels for our executive officers to compensation levels of the comparator group. Aon Hewitt does not assist management in formulating proposals for compensation changes for executive officers. Aon Hewitt provides other services to us related to the administration of our retirement, health and welfare benefit plans.

Setting Compensation Levels — Compensation and Organization Committee Annual Review

       In February of each year, the Committee sets the level of each element of compensation for our executive officers. As part of this process, the Committee considers market competitiveness, current market conditions, performance for the prior year, succession plans and internal equity.

Market Competitiveness

       Since 2003, management has engaged Aon Hewitt to conduct an annual Executive Compensation Competitive Review to compare compensation opportunity for our executive officers to the compensation opportunity provided for similar positions by 20-25 industrial and/or Chicago-based companies. Each executive officer's position, including the Chief Executive Officer's position, is compared to positions with similar responsibilities or at an equivalent level in this comparator group in terms of base salary, annual incentive, long-term incentive and total compensation. If there is no comparable position in the comparator group, the Committee generally sets compensation opportunity for the executive officer based on internal equity.

       The review provides the Committee with market information that enables it to evaluate total compensation opportunity, the mix of fixed and performance-based compensation elements and how total compensation is divided between the various elements. The Committee uses that information to evaluate recommendations made by management with respect to compensation of our executive officers other than the Chief Executive Officer and to develop its own recommendations with respect to the compensation of the Chief Executive Officer.

       We select our comparator companies from among those for which data is available in Aon Hewitt's Total Compensation Measurement data base, based on their similarity to USG in terms of industry, annual revenue, complexity of operations, business cyclicality and geographic location. They are the types of companies with which we compete for talent. For 2014, Pactiv and Cooper Industries were removed due to survey non-participation and acquisition by another company, respectively. Our peer group for 2014 was comprised of:

A.O. Smith Corporation Armstrong World Industries, Inc. Ball Corporation Boise Cascade LLC BorgWarner, Inc. Brunswick Corporation Dover Corporation	Fortune Brands Home & Security, Inc. Foster Wheeler Corporation Kennametal Inc. Lennox International, Inc. Martin Marietta Materials, Inc. Masco Corporation MeadWestvaco Corporation	Mohawk Industries Mueller Water Products, Inc. Owens Corning Corporation The Sherwin-Williams Company The Valspar Corp. Vulcan Materials Company W.W. Grainger, Inc.

       We have designed our executive compensation packages to be market competitive in total. Our objective is to provide executive officers with a targeted total compensation opportunity generally within a band of 75% to 125% of the median of the comparator group for their individual positions. Median compensation data for our peer group is derived by using regression analysis to size adjust comparator group data. For 2014, the comparator group data was size adjusted to a revenue of $3.2 billion, which approximated our annual revenues at the time the analysis was completed.

       Total compensation opportunity for each executive officer is set based on performance, experience, skill and internal equity. Executives who are new in a position may be below the median for one or more elements of compensation. To reward extraordinary accomplishments, to promote retention and succession planning objectives and/or to maintain internal equity, we may pay an element of compensation in excess of 125% of the median. In circumstances where the scope of one of our executive's position differs significantly from the scope of responsibility of similarly titled positions in the comparator group companies, the Committee may set the targeted compensation opportunity for that executive outside the 75% to 125% of median range. The Committee is comfortable with setting one or more elements of an executive's compensation opportunity outside this range because the Committee is more concerned with the competitiveness of our executive officers' total compensation opportunity than the opportunity represented by any one individual element of compensation.

       Total target net compensation — base salary, target annual incentive opportunity and the grant date value of long-term incentive awards — for each of our named executive officers for 2014 was initially set as follows:

Percentage of 2013 Median
Mr. Metcalf	108
Mr. Hilzinger	105
Mr. Ferguson	127
Mr. Griffin	94
Mr. Dannessa	127

       The targeted total compensation opportunity for 2014 was set above 125% of the median for Mr. Ferguson in recognition of his strong contributions and leadership during the closing of our 50/50 joint ventures, USG Boral Building Products, or UBBP, and for Mr. Dannessa in recognition of his leadership over our innovation activities as well as his leadership throughout the creation of UBBP.

Performance

       The Committee assesses the performance of the Chief Executive Officer in executive session at the February Committee meeting and makes recommendations to the Board regarding the Chief Executive Officer's compensation. The Chief Executive Officer conducts a similar assessment of the performance of the other executive officers and summarizes the results for the Committee when making his compensation recommendations to the Committee at the February Committee meeting.

       The Committee's determination of our executive officers' compensation adjustments is based on its assessment of each executive officer's contribution to our overall financial results for the year and to the accomplishment of our annual operating and financial objectives as well as internal equity. Among the 2013 accomplishments considered by the Committee in making its recommendation to the Board regarding 2014 compensation levels for our named executive officers were:

  •
  net sales of approximately $3.6 billion, an increase of approximately 11% compared to 2012;

  •
  consolidated operating profit of $258 million, an increase of approximately 253% compared to 2012;

  •
  we achieved net income of $47 million, our first full year of positive net income since 2007;

  •
  operating profit of $98 million in our Ceilings segment in 2013, which was its highest operating profit ever;

  •
  operating profit at L&W Supply, our distribution subsidiary of $6 million, its first full year of positive operating profit since 2007;

  •
  announcement of our 50/50 strategic joint ventures, USG Boral Building Products;

  •
  the launch of a new brand identity and tagline; and

  •
  the conversion of $325 million of our outstanding 10% convertible senior notes into equity.

Internal Equity

       The Committee also considers the level of compensation opportunity of executive officers based on its judgment of the relative importance of the responsibilities of each executive officer position to USG and each executive officer's contribution to corporate results. In addition, adjustments may be made to further our succession planning philosophy of developing and promoting talent from within USG. The Chief Executive Officer's compensation opportunity has historically been significantly higher than that of our other named executive officers based on our philosophy of paying market competitive compensation and reflects his broader accountability and the greater percentage of his total compensation that is performance-based. We do not set the compensation level of our executive officers as a multiple of the compensation of any other employee or group of employees.

Advisory Votes Related to Named Executive Officer Compensation

       At our annual meeting of stockholders held in May 2014, the compensation of our named executive officers set forth in the proxy statement for that meeting was approved, on an advisory basis, by more than 98% of the votes cast by our stockholders. At our annual meeting of stockholders held in May 2011 the recommendation of the Board of Directors to hold an advisory vote regarding the compensation of our named executive officers every three years received the support of almost two-thirds of the votes cast by our stockholders. Taking into consideration that support, the Board determined to hold future stockholder advisory votes regarding the compensation of our named executive officers every three years until the next required vote regarding that frequency in 2017. After taking into account the substantial stockholder support of the compensation described in the proxy statement for our 2014 annual meeting, the Committee did not implement changes to our executive compensation program as a result of the stockholder advisory vote held in 2014.

Elements of Total Compensation

       Our total compensation program consists of the following elements:

  •
  base salary;

  •
  annual incentive;

  •
  long-term incentive; and

  •
  benefits and perquisites.

Base Salary

       The starting point for determining base salaries for our executive officers is the annual Aon Hewitt Executive Compensation Competitive Review. Individual salaries for our executive officers range between approximately 100% and 118% of the median for the comparator group. Factors that warrant paying above the median include: individual performance, as assessed by the Chief Executive Officer (or in the case of the Chief Executive Officer, the Compensation and Organization Committee), experience, skills, internal equity and retention considerations.

       The Committee approved salary increases for 2014 for all salaried employees, including the following increases for our named executive officers:

Percentage Increase
Mr. Metcalf	3.7
Mr. Hilzinger	3.0
Mr. Ferguson	3.0
Mr. Griffin	10.3
Mr. Dannessa	11.6

Annual Incentive

       Our annual Management Incentive Program, or Program, provides a variable reward opportunity based on net earnings, as adjusted by the Committee, and the achievement of operating and financial objectives derived from the annual operating plan. We pay annual incentive awards in the first quarter of the year following the year in which they are earned.

       The target annual incentive opportunity for participants in the Program is expressed as a percentage of base salary. For 2014, the target annual incentive opportunity for executive officers ranged from 45% of base salary to 115% of base salary for our Chief Executive Officer. The amount of the target annual incentive opportunity for each of our named executive officers for 2014 is indicated under the heading "Estimated Possible Payouts Under Non-Equity Incentive Plan Awards" in the 2014 Grants of Plan-Based Awards Table on page 41 of this proxy statement.

       In 2014, Mr. Metcalf's target annual incentive was increased from 110% of base salary to 115% of base salary. This change was made to appropriately reflect the scope of his accountability and to ensure the compensation opportunity provided is market competitive. Our Chief Executive Officer's annual incentive opportunity is higher than the opportunity for our other executive officers in 2014 in recognition of the broader scope of his responsibilities and impact on corporate performance, and based on market data regarding compensation of chief executive officers of the companies in our comparator group.

       For 2014, the annual incentive award opportunity was comprised of the following segments that are designed to provide an incentive to maximize earnings and pursue operational excellence.

•
Adjusted Net Earnings:  50% of the 2014 Program target award opportunity for our executive officers was based on achievement of an adjusted net earnings target so that participants could earn a par award for this segment of the Program in 2014 if consolidated net earnings, as adjusted for incentive plan purposes, in the year were $250 million. The minimum amount of adjusted net earnings required for any payment under this segment for 2014 was $125 million.

The Committee determined that, for 2014, net earnings, as adjusted for incentive plan purposes, were $154 million. In making its determination, as provided in the Program approved by the Committee at the beginning of the year, the Committee determined that certain adjustments to net earnings were appropriate because the events were nonrecurring and non-operational in nature and the accounting effects of these items were not indicative of the performance of our named executive officers during 2014. For 2014, net earnings as reported was $37 million and was adjusted to exclude both positive and negative adjustments, as follows: $48 million in a litigation settlement charge, $90 million in long-lived asset impairment charges, $6 million in a contract termination charge related to our shipping business, $13 million in a pension settlement charge, $13 million in a gain on a sale of surplus assets, and $27 million in a gain on deconsolidation resulting from the contribution of our wholly owned subsidiaries in Asia Pacific and Australia and consolidated joint venture in Oman into UBBP. All of these adjustments were consistent with the types of adjustments allowed for under the Program. Since we reported consolidated net earnings, as adjusted by the Committee, in excess of $125 million for the year, participants received awards equal to 62% of par for this segment of the 2014 Program.

•
Focus Targets:  50% of the 2014 Program target award opportunity for our executive officers was based on the achievement of annual operating and financial objectives, called Focus Targets. We use broad, high impact measures such as business unit profitability, selling, general and administrative expenses, or SG&A, and manufacturing costs that are designed to promote a balanced performance between operational and financial objectives and to reward achievements that contribute to our profitability. The targets are derived from our annual planning process and are measurable and verifiable. The payout can range from zero to 200%.

The Committee approves the Focus Target minimum, par and maximum performance levels for each measure early in the year. In February of the following year, the Committee reviews the prior year's performance, including the degree of achievement of each of the Focus Targets and the degree of achievement under the adjusted net earnings target.

We designed the Program in recognition of the cyclical nature of our businesses to provide management with a strong incentive to maximize operational performance at all points of the business cycle. During peak years, corporate earnings may be driven in part by market conditions, but strong operational performance must be achieved to earn a maximum payout under the Program. Similarly, at the bottom of the cycle, when market conditions provide less opportunity, management still has strong incentive to optimize operational efficiency and productivity and to enhance our market leadership positions.

       Our objectives for 2014 were centered on increasing profitability through revenue growth and cost containment. The Focus Targets for our named executive officers for 2014 were chosen to support these objectives. We believe these targets were effective because during 2014 we increased our net sales by 4% and were successful in containing wallboard costs. These achievements contributed to the performance in relation to the 2014 Focus

Targets for our named executive officers reflected in the table below, which also sets forth other information regarding those 2014 targets.

Measure	Minimum	Target	Maximum	2014 Performance	2014 Performance % of Target	Payout Earned % of Par
North American Operations Adjusted Operating Profit ($ in millions)(1)	$375	$480	$550	$381	80%	53%
L&W Supply Adjusted Operating Profit ($ in millions)(2)	$15	$23	$30	$15	64%	0%
USG Boral Building Products Adjusted Equity Income ($ in millions)(3)	$25	$33	$42	$35	107%	126%
Selling and Administrative Expense ($ in millions)(4)	$349	$337	$315	$319	105%	181%
U.S. Wallboard Cost		(5)			100%	98%

(1)
North American Operating profit was $250 million for 2014 and has been adjusted to exclude the following non-operational charges: $48 million in a litigation settlement, $90 million in long-lived asset impairment charges, $6 million in a contract termination charge related to our shipping business, and $13 million in gain on sale of surplus assets.

(2)
Operating profit for L&W Supply (our Distribution segment) was $16 million for 2014 and has been adjusted to exclude the following non-operational charges: a net $1 million gain, which includes a restructuring gain and reversal of litigation charges.

(3)
Equity Income from USG Boral Building Products, was $33 million for 2014 and has been adjusted to exclude $2 million in restructuring expenses. In addition, the Committee used its discretion to pro-rate the target, minimum, and maximum targets, in order to reflect the fact that the USG Boral Building Products joint ventures had actual operations in 2014 for ten out of 12 months.

(4)
Selling and Administrative Expense was $339 million for 2014 and has been adjusted to exclude $13 million in pension settlement expenses, $1 million in a gain due to currency adjustments and $8 million in third party commissions.

(5)
We do not publicly disclose U.S. Wallboard Cost because that information constitutes confidential commercial and financial information, the disclosure of which would cause us competitive harm. The target level for this Focus Target was set at a challenging, but achievable, level.

       For 2014, the named executive officers were assigned the following Focus Targets with the weightings indicated below:

	North America Operations Adjusted Operating Profit	L&W Supply Adjusted Operating Profit	USG Boral Adjusted Equity Income	SG&A	U.S. Wallboard Cost
Mr. Metcalf	10%	10%	10%	10%	10%
Mr. Hilzinger	10%	10%	10%	10%	10%
Mr. Ferguson	10%	10%	10%	10%	10%
Mr. Griffin	20%	10%	—	10%	10%
Mr. Dannessa	20%	—	20%	—	10%

       Achievement of the Focus Target segment of the 2014 Program resulted in awards on average of approximately 89% of par for our named executive officers and 94% of par for all other executive officers. On an individual basis, the payouts ranged from approximately 77% to 92% of par for our named executive officers and approximately 47% to 122% of par for all of our other executive officers. Over the nine years ended 2014, the total payout under our annual Management Incentive Program for executive officers as a group, excluding the profitability adjustments for 2011 and 2012, has ranged from approximately 42% to 142% of par, and has averaged approximately 75% of par. The annual programs in 2011 and 2012 required that we report consolidated adjusted operating profit prior to 2014 before any awards could be earned or paid, and they included positive adjustments to the Focus Targets segment in the event such profitability was achieved during the first two years of each program.

Long-Term Incentive

       The purpose of our equity-based Long-Term Incentive Plan is to motivate management to build the value of the enterprise, to align management's interests with those of our stockholders and to provide a competitive compensation opportunity that enables us to attract and retain talented employees. Certain changes implemented by the Committee in 2013, which are described below, further enhance our pay-for-performance alignment. As in 2013, the entire annual awards granted in 2014 are at risk and have a multi-year focus based on both our absolute stock price and relative performance as measured by our total stockholder return compared to certain other companies. For 2014, the annual awards consisted of market share units, or MSUs, and performance shares. However, the Plan also provides for the use of stock options, stock appreciation rights, restricted stock units, or RSUs, restricted stock, performance units and other stock and cash awards.

       In February 2013, the Committee and the Board approved a change to our Long-Term Incentive Plan awards to further align executive pay and shareholder value. First, our equity award agreements historically provided for the immediate and full vesting of all awards upon the occurrence of a change in control as defined in the Plan, or single-trigger vesting. Effective with the 2013 grants, our equity award agreements now provide for vesting upon a change in control in most circumstances only if there is also a related loss of employment or diminution of duties, or double-trigger vesting.

       Second, the Committee and the Board approved a new design for Long-Term Incentive Plan awards for named executive officers. In previous years, the value of the annual grants to executive officers under the Long-Term Incentive Plan was comprised of 37.5% from stock options, 37.5% from RSUs and 25% from performance shares. For the 2014 grants, similar to the 2013 grants, 75% of the value of the annual grants was delivered in the form of MSUs and 25% of the value was delivered in the form of performance shares. MSUs have several advantages compared to the combination of non-qualified stock options and RSUs, including:

  •
  MSUs provide alignment with the interests of our stockholders by linking potential rewards more closely to changes in our enterprise value;

  •
  the use of two vehicles (MSUs and performance shares), compared to three vehicles in the prior design, is simpler and provides a better motivational tool for participants; and

  •
  MSUs are a more efficient tool to deliver compensation opportunity because they use fewer shares to deliver the same potential compensation opportunity.

       As discussed above, at their regularly scheduled meetings in February 2014, the Committee and Board approved annual awards under the Plan for 2014. For executive officers:

  •
  75% of the grant date value of the total award was provided in the form of MSUs. We used market share units to align management and stockholder interests by providing an opportunity for management to achieve meaningful levels of stock ownership, to create a strong incentive for management to grow our business, to promote retention and to provide the opportunity for competitive compensation based on stock price appreciation. The actual number of shares of common stock to be issued can range from zero to 150% of the number of MSUs awarded based on the percentage change in the price of our common stock over the applicable vesting period. If the stock price increases during the vesting period, both the value and number of shares that vests increases. If the stock price declines, both the value and number of units that are eligible to vest will be reduced. MSUs granted in 2014 will be earned according to the schedule below, generally on December 31, 2016, with a 10% appreciation in the Market Value of our common stock, as defined below, required for vesting of the target number of shares. In general, earning MSUs requires continued employment through the measurement dates.

    The percentage of the target MSUs granted in 2014 that will actually vest is set forth in the following table:

Performance of Market Value on End Date compared to the Start Date	Percentage of Target Shares Earned on December 31, 2016(1)
More than 50% decrease in Market Value	0%
50% decrease in Market Value	50%
No change in Market Value	92%
10% increase in Market Value	100%
50% or more increase in Market Value	150%

(1)
Straight-line interpolation is used to determine values between performance thresholds.

    Market Value of our common stock is determined on the applicable date as set forth below:

	Start Date (Grant on February 12, 2014)	End Date January 2017
Market Value measurement methodology on applicable dates	Average of the closing prices of our common stock for the first fifteen trading days in January 2014	Average of the closing prices of our common stock for the first fifteen trading days in January 2017

    The portion of the MSUs awarded in 2013 that were earned as of December 31, 2014 resulted in a 91% payout percentage, with the Market Value for that tranche comparing the closing prices of our common stock for the first seven trading days in February 2013 to the average of the closing prices of our common stock during the month of December 2014.

  •
  The remaining 25% of the grant date value of the total award was provided in the form of performance shares. The actual number of shares of common stock to be issued can range from zero to 200% of the number of performance shares awarded, based on a comparison of our total stockholder return over the three-year vesting period ending December 31, 2016 to the total stockholder return for the companies in the Dow Jones U.S. Construction and Materials Index. Adjustments may be made to the Index to reflect changes in the companies included in the Index during the vesting period. We use this Index because it is comprised of companies that participate in similar markets as our operating businesses and, therefore, provides an appropriate benchmark to measure the relative performance of our stock. We also use this Index in the performance graph included in our annual report on Form 10-K.

Total USG Stockholder Return Relative to Index	Percent of Award Earned(1)
Below 35th percentile	0%
35th percentile	35
50th percentile	100
75th percentile	150
90th percentile or above	200

(1)
Straight-line interpolation is used to determine values between vesting tiers.

    The performance shares granted in 2012 that were earned as of December 31, 2014 vested at 186% of target due to USG's stockholder return relative to the index performing at the 86th percentile during the three year period ending December 31, 2014.

       During 2014, the Committee and Board of Directors also approved a special award of 7,500 RSUs to Mr. Ferguson in recognition of his substantial efforts in helping create the USG Boral Building Products joint ventures. One-half of this RSU award vested on the first anniversary of the grant date and the other one-half will vest on the second anniversary of the grant date or Mr. Ferguson's retirement, whichever is sooner.

Stock Ownership Guidelines

       We have stock ownership guidelines for our executive officers and other senior managers. Participants are expected to own at a minimum the lesser of their salary multiple or the fixed number of shares set forth below:

Participant	Minimum No. of Shares	Multiple of Base Salary
Chairman, President and Chief Executive Officer	100,000	5X
Executive Vice President	35,000	4X
Senior Vice President	15,000	3X
Vice President	10,000	2X
Director/Subsidiary VP	3,500	1X

       The guidelines were set at these levels to ensure management owns meaningful levels of stock, taking into account competitive market practice. We expect all participants to reach at least the minimum level of ownership for their position level within five years after their appointment to that position. Shares owned, performance shares that have vested and unvested restricted stock units count towards satisfaction of the guidelines. If a participant fails to meet or show sustained progress toward meeting these ownership requirements, we may reduce future long-term incentive program awards to that participant. All of our named executive officers meet or exceed their stock ownership guidelines.

Benefits and Perquisites

Broad-Based Retirement, Health and Welfare Benefits

       We provide a comprehensive health and welfare package to all of our full-time employees. Our executive officers are eligible to participate in these plans on the same basis as other eligible employees. The package includes the following benefits:

  •
  Medical, Dental and Vision Plans:  All participants contribute approximately 20% of the cost of the coverage for the medical plan and approximately 50% of the cost for the dental and vision plans. We do not provide any supplemental medical coverage or subsidy to any executive officer. Employees hired prior to January 1, 2002 are eligible for retiree medical coverage.

  •
  USG Corporation Investment Plan (401(k) Plan):  This qualified defined contribution plan allows employees to invest up to 75% of salary and annual incentive awards (subject to the maximum level of contribution set by the Internal Revenue Service) in twelve target date funds or ten core investment alternatives. Employees can contribute on a pre-tax basis and/or a Roth after-tax basis. We match employee contributions $.25 per dollar on the first 6% of employee pay contributed.

  •
  USG Corporation Retirement Plan:  For employees hired before January 1, 2011, this qualified defined benefit plan provides a pension benefit based on the participant's years of credited service in the plan and the participant's final average pay. The plan requires participants to contribute 2% of pensionable earnings toward benefits. Participants can elect early retirement, with the benefit reduced 5% for each year earlier than age 65 at retirement. Participants who have a combined number of years of age and service equaling 90 can retire at age 62 without a reduction in the benefit or can retire earlier than age 62 with a 3% reduction per year. We amended the plan to replace the final average pay formula with a cash balance formula for employees hired after December 31, 2010. The cash balance pension benefit is based on the participant's years of credited service in the plan and the participant's age. Mr. Hilzinger is the only executive with the cash balance formula.

       We also provide the following plans for our more highly compensated employees, including our executive officers, that provide benefits to supplement those provided under our Investment Plan and Retirement Plan.

Supplemental Retirement Plan

       Approximately 97 employees, including our executive officers, participate in the USG Corporation Supplemental Retirement Plan. This plan restores the benefits which otherwise would be delivered under the USG Corporation Retirement Plan but for the limits on pensionable compensation set by the Internal Revenue Service. The provisions of this plan mirror those of the Retirement Plan, including benefit formulas, definition of final average pay (without Internal Revenue Service limits) and the requirement for the contribution of 2% of pensionable earnings. Further information regarding our retirement plans and the present value of the qualified and supplemental pension benefits for our named executive officers appears under the heading "2014 Pension Benefits Table" beginning on page 45 of this proxy statement.

Deferred Compensation Plan

       Approximately 53 employees, including one of our named executive officers, participate in the USG Corporation Deferred Compensation Plan. Due to the contribution limits set by the Internal Revenue Service applicable to the USG Corporation Investment Plan, this nonqualified plan is designed to allow highly compensated employees the opportunity to defer compensation (and thus current income tax) generally until after termination of employment with USG. We do not match deferred amounts. Those amounts are invested as directed by the participant into investment options that are similar to those of the USG Corporation Investment Plan. We are obligated to pay the deferred amounts, plus or minus any accumulated earnings or losses on those amounts, to the participants following the termination of the deferral period. Further information regarding the deferred compensation plan for our named executive officers appears under the heading "2014 Nonqualified Deferred Compensation Table" on page 48 of this proxy statement.

Perquisites and Other Benefits

       We make certain perquisites and other benefits available to our executive officers as part of providing them a competitive total compensation package and to facilitate their attention to the demands of our business. Executive officers are offered a company automobile and office parking, partial reimbursement for financial planning services, personal liability insurance and executive death benefit coverage, an annual medical examination, and on a limited basis, membership in luncheon clubs. The value of these benefits is described in more detail in the table titled "Supplemental Table" on page 39 of this proxy statement.

Employment Security and Potential Post Employment Payments

       We provide all of our named executive officers with two employment security arrangements — an employment agreement and a change-in-control severance agreement. These agreements help us to attract and retain talented executives, protect our intellectual property, reduce the potential for employment litigation and avoid the loss of executives to our competitors and other corporations.

Employment Agreements

       We provide these agreements to assist in attracting and retaining executives, to protect our assets and intellectual property and to reduce the potential for litigation related to termination of employment. By setting the terms for the involuntary termination of an executive officer in advance of the termination, these agreements facilitate the Board's and the Chief Executive Officer's ability to effectuate smooth transitions in the executive team. The employment agreements generally provide named executive officers with two years of salary and bonus and lump sum payments equal to the cost of continued medical benefits for 18 months and, except for Mr. Hilzinger's agreement and any executive officers appointed thereafter, the present value of providing an additional two years of service and two years of age credit under our retirement plans. The agreements provide these benefits only upon an involuntary termination of the named executive officer's employment without "cause." We established these benefit levels after reviewing competitive market practices for employment agreements used by similar types of organizations for executives at similar levels.

       We believe that the level of benefits provided by our agreements is in line with market practice for those companies that use employment agreements. Consistent with our paying two years' compensation as severance, the agreements include a requirement that after termination of employment, the executive officer will not compete with us for two years or solicit our employees for three years. Executive officers are required to sign a release waiving potential claims against us before any payments are made.

Change-In-Control Severance Agreements

       We provide these agreements to promote neutrality of our named executive officers during potential change in control transactions so they will make the best decision for our stockholders, to retain the executive team in the event of a potential change in control transaction, to protect our intellectual property and to reduce the potential for litigation related to termination of employment. The agreements in effect for our named executive officers provide three years (for Messrs. Metcalf and Ferguson) or two years (for Messrs. Hilzinger, Griffin and Dannessa) of salary and bonus and lump sum payments equal to the cost of continued medical benefits for 18 months and the present value of providing an additional three years of service and three years of age credit (for Messrs. Metcalf and Ferguson) or an additional two years of service and two years of age credit (for Messrs. Griffin and Dannessa) under our retirement plans. Mr. Hilzinger's agreement does not provide for any payment for additional service or age credit.

       The agreements provide these benefits only in the event that there is both a change in control and an involuntary termination of the named executive officer's employment by the Company without "cause" or by the executive for "good reason." The definition of change in control is the same as in the Plan. Good reason includes, among other things, a reduction in salary or a material diminution in duties, responsibilities or total compensation. The agreements, other than Mr. Hilzinger's, include a "modified gross up" provision. If the total amounts payable to the executive officer would constitute a "parachute payment" resulting in the imposition of an excise tax, the payment will be reduced to the extent necessary to avoid being a parachute payment, unless the reduction would be more than 10% of the total amounts payable. In that case, the payment will be increased to provide the executive officer a net after tax amount equal to the value of the excise tax imposed. Mr. Hilzinger's agreement includes an "alternative cap" provision which provides that if the total amounts payable would constitute a "parachute payment" resulting in the imposition of an excise tax, the payment will be reduced to the extent necessary to avoid being a parachute payment, unless Mr. Hilzinger would receive a better after-tax benefit if the payment were not reduced and he paid the resulting excise tax directly.

       As with our employment agreements, we established these benefits after reviewing competitive market practices for change in control agreements used by similar types of organizations for similar purposes. We believe that the level of benefits provided by our change in control severance agreements is also in line with market practice for organizations that use change in control agreements. In consideration of our paying severance compensation, these agreements include a requirement that after termination of employment, the named executive officer will not compete with us for one year or solicit our employees for three years (two years for Messrs. Hilzinger, Griffin and Dannessa). Executive officers are required to sign a release waiving potential claims against us before any payments are made under these agreements. Further information regarding the benefits our current named executive officers could receive under these agreements is provided in the tables titled "Potential Payments Upon Termination or Change in Control" beginning on page 49 of this proxy statement.

Tax and Accounting Implications

       Management and the Committee reviewed and considered the deductibility of payments under our executive compensation program under Internal Revenue Code Section 162(m) and the regulations promulgated thereunder, which generally limit deductibility of compensation to $1 million for certain employees. However the $1 million limit does not apply to performance-based compensation that is paid pursuant to shareholder-approved plans and is approved by directors who qualify as "outside directors" within the meaning of Internal Revenue Code Section 162(m).

       The Compensation Committee generally structures and administers executive compensation plans and arrangements so that they will not be subject to the 162(m) deduction limit. However, to maintain flexibility in structuring appropriate compensation programs in the interest of shareholders, the Committee may from time to time approve payments that cannot be deducted. For example, restricted stock unit awards made to certain employees may not be deductible for federal income tax purposes, depending on the amount and type of other compensation these employees receive.

       Management and the Committee reviewed all executive compensation programs and arrangements under Internal Revenue Code Section 409A, related to the deferral of compensation, and the current and future year accounting impact of the 2014 Plan awards when it considered and approved those awards.

COMPENSATION AND ORGANIZATION COMMITTEE REPORT

       USG's Compensation and Organization Committee has reviewed and discussed the Compensation Discussion and Analysis section with our management. Based on that review and discussion, the Compensation and Organization Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION AND ORGANIZATION COMMITTEE

Richard P. Lavin, Chair
Jose Armario
Matthew Carter Jr.
Steven F. Leer

 2014 SUMMARY COMPENSATION TABLE

       The Summary Compensation Table below reflects total compensation earned by or paid to our principal executive and financial officers and our other most highly compensated executive officers for the last three years. Information is provided for Mr. Dannessa only for 2014 and 2013 because he was not a named executive officer in 2012.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
James S. Metcalf,	2014	$964,167	—	$5,251,740	—	$856,704	$4,890,717	$77,337	$12,040,665
Chairman, President and	2013	925,000	—	4,299,440	—	1,465,613	2,069,325	78,144	8,837,522
Chief Executive Officer	2012	866,667	—	3,000,337	$1,145,925	1,644,131	1,008,828	27,224	7,693,112
Matthew F. Hilzinger,	2014	554,292	—	1,137,879	—	320,832	82,372	40,644	2,136,019
Executive Vice President	2013	538,125	—	1,018,283	—	539,398	47,589	34,294	2,177,689
and Chief Financial Officer	2012	371,875		1,651,935	1,008,625	370,440	21,366	23,770	3,448,011
Stanley L. Ferguson	2014	472,287	—	1,202,527	—	255,145	931,203	47,048	2,908,210
Executive Vice President,	2013	457,767	—	820,291	—	459,568	—	38,978	1,776,604
General Counsel and	2012	440,833	—	583,395	222,817	599,055	736,112	41,676	2,623,888
Secretary
Christopher R. Griffin,	2014	580,833	—	1,517,173	—	307,538	805,889	25,450	3,236,883
Executive Vice President,	2013	462,917	—	1,192,379	—	476,009	271,016	41,018	2,443,339
Chief Operating Officer	2012	395,833	—	1,122,307	238,737	494,235	208,976	45,312	2,505,400
Dominic A. Dannessa,	2014	383,240	—	816,957	—	179,244	1,334,214	50,882	2,764,537
Senior Vice President and	2013	347,200	—	678,902	—	309,464	282,134	45,608	1,663,308
Chief Technology Officer
(1)
The amounts shown in this column reflect the aggregate grant date fair values computed in accordance with FASB ASC Topic 718 for market share units, or MSUs, and performance shares granted under our Long-Term Incentive Plan and, for Mr. Ferguson in 2014, include the value of special awards of restricted stock units, or RSUs, granted in connection with the close of our 50/50 joint ventures with Boral Limited, USG Boral Building Products. However, for purposes of this table, estimates of forfeitures have been removed. A Monte Carlo simulation has been chosen for both the MSU and performance share valuations. The assumptions used in valuing the MSUs and performance shares are described in Note 11 to our consolidated financial statements included in our 2014 Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 12, 2015. The grant date fair value for each RSU is equal to the closing market price of our common stock on the date of grant.

(2)
We did not grant any stock options in 2014 or 2013. The amounts shown in this column reflect the aggregate grant date fair values computed in accordance with FASB ASC Topic 718 for nonqualified stock options to purchase our common stock granted in 2012 under our Long-Term Incentive Plan. However, for purposes of this table, estimates of forfeitures have been removed. A Black-Scholes valuation approach has been chosen for these calculations. The assumptions used in valuing these non-qualified stock options are described in Note 11 to our consolidated financial statements included in our 2014 Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 12, 2015.

(3)
The amounts shown in this column include payments under our annual Management Incentive Program for services performed in the year indicated, provided that the amount shown for 2012 includes payments under our program for services performed in 2011 and 2012, because the program for each of these years contained a provision that no awards could be earned or paid until we reported an annual consolidated adjusted operating profit, which was not satisfied until 2012.

(4)
The amounts in this column reflect the aggregate change in the actuarial present value of accumulated benefits under our defined benefit pension plans from December 31, 2013 through December 31, 2014, the plan measurement dates used for financial statement reporting purposes. The named executive officers had no above-market or preferential earnings on deferred compensation. No amount is reflected in this column for Mr. Ferguson for 2013 because the aggregate change in the actual present value of his accumulated benefit in such year was negative $36,375. The increase in Pension Value from 2013 to 2014 is primarily attributable to the decrease in the discount rates and lump sum interest rates.

(5)
The amounts in this column reflect all other compensation for 2014 that could not properly be reported in any other column. Details regarding all other compensation components are provided in the supplemental table below. Several of the benefits listed in the table result in imputed income to the named executive officer. In the case of company provided automobiles, the amounts shown reflect the cost attributed to personal use of the vehicle by the named executive officer, including the cost of lease payments, fuel, insurance, license and title, maintenance and repairs, less any gain we realized upon sale of the vehicle. We also provide additional executive death and disability benefit coverage to our executive officers on a self-insured basis. There is a small incremental cost to us for providing this additional coverage. From time to time, executive officers may use our tickets to sporting venues for personal use. We believe there is no incremental cost associated with our executive officers using our tickets to sporting venues for personal use because the tickets are purchased in advance for the entire season with the intention that they be used for business purposes, they cannot be returned for a refund if they are unused and use for personal purposes occurs only if the tickets have not been reserved for use for a business purpose. No value is attributed in the 2014 Summary Compensation Table to personal benefits for which we incur no incremental cost.

SUPPLEMENTAL TABLE

Item	James S. Metcalf	Matthew F. Hilzinger	Stanley L. Ferguson	Christopher R. Griffin	Dominic A. Dannessa
Financial Planning Services	$16,000	$8,588	$11,052	$10,529	$12,408
Personal Liability Insurance	535	535	535	535	535
Executive Death and Disability Coverage	637	438	399	454	358
Executive Health Program	4,200	—	1,705	2,950	3,750
Luncheon Club	3,810	—	—	—	2,730
Company Automobile (personal use)	43,580	22,508	24,782	2,407	22,526
Parking	4,200	4,200	4,200	4,200	4,200
Investment Plan Matching Contributions	4,375	4,375	4,375	4,375	4,375
Total	$77,337	$40,644	$47,048	$25,450	$50,882

Long-Term Incentive Plan

       In February 2014, awards of market share units, or MSUs, and performance shares were made under our Long-Term Incentive Plan, or LTIP, to all of our executive officers at such time. In February 2014, an award of restricted stock units, or RSUs, was made to Mr. Ferguson in connection with the close of our 50/50 joint ventures with Boral Limited, USG Boral Building Products.

       The number of MSUs earned will vary from zero to 150% of target depending on the actual performance of our stock price. The MSUs will generally vest on December 31, 2016, with a 10% appreciation in the Market Value (as defined above in the Compensation Discussion and Analysis) of our common stock required for vesting of the target number of shares of common stock. In the case of termination of employment due to death, disability or retirement during the performance period, vesting will be pro-rated based on the number of full months employed during 2014 in accordance with the MSU award agreements at the end of the performance period. The MSUs will vest upon a change in control in most circumstances only if there is also a related loss of employment or diminution of duties. Each MSU earned will be settled in common stock.

       The performance shares generally vest after a three-year performance period based on our total stockholder return relative to the performance of the Dow Jones U.S. Construction and Materials Index for the three-year period, with adjustments to the Index to reflect changes in the companies included in the Index during the performance period. The number of performance shares earned will vary from zero to 200% of the number of performance shares awarded depending on that relative performance. Vesting will be pro-rated based on the number of full months employed during the performance period in the event of death, disability or retirement, and pro-rated awards will be paid at the end of the three-year performance period. The performance shares will vest upon a change in control in most circumstances only if there is also a related loss of employment or diminution of duties. Each performance share earned will be settled in a share of our common stock. Expense is recognized over the period from the grant date to the end of the performance period.

       The RSUs granted to Mr. Ferguson will vest 50% on the first anniversary of the date of grant and 50% on the second anniversary of the date of grant. The RSUs may vest earlier in the event of death, disability, or retirement. The RSUs will vest upon a change in control in most circumstances only if there is also a related loss of employment or diminution of duties. Expense is generally recognized over the vesting period of the award unless accelerated due to retirement eligibility.

Employment Agreements

       We have entered into an employment agreement with each of our executive officers. These agreements renew for successive one-year terms effective January 1 of each year unless 120 days' notice of termination is provided before expiration of the current term.

       The employment agreements provide for minimum annual salaries, with the minimum annual salaries increased as approved by the Board of Directors, and for participation in all incentive and benefit programs made available to similarly situated executives. They provide that an executive officer who is terminated without cause will be entitled to a lump sum severance payment equal to the sum of (1) two times the executive officer's base salary and target annual incentive award, (2) the cost of continuing benefits for the executive officer for a period of 18 months and (3) except for Mr. Hilzinger's agreement, the present value of the additional retirement benefits the executive officer would have been entitled to receive if he or she had an additional two years of age and two years of credited service under our retirement plans.

       The employment agreements also include a requirement that after termination of employment the executive officer will not compete with us for two years or solicit our employees for three years. Executive officers are required to sign a release waiving potential claims against us before any severance payments are made to them under the employment agreements.

 2014 GRANTS OF PLAN-BASED AWARDS TABLE

       The 2014 Grants of Plan-Based Awards Table below reflects equity and non-equity incentive plan awards made to each of the named executive officers during 2014. Equity awards include market share units (MSUs), performance shares (PS) and restricted stock units (RSUs).

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)(4)			Stock Awards: Number of Shares of Stock or	Grant Date Fair Value of Stock and Stock Option
Name	Award Type	Grant Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)(5)	Awards ($)(6)
James S. Metcalf	MSU	02/12/2014	—	—	—	43,560	87,119	130,679	—	$3,501,313
	PS	02/12/2014	—	—	—	13,187	37,676	75,352	—	1,750,427
	MIP	—	—	$1,115,500	$2,231,000	—	—	—	—	—
Matthew F. Hilzinger	MSU	02/12/2014	—	—	—	9,438	18,876	28,314	—	758,626
	PS	02/12/2014	—	—	—	2,857	8,163	16,326	—	379,253
	MIP	—	—	417,750	835,500	—	—	—	—	—
Stanley L. Ferguson	MSU	02/12/2014	—	—	—	7,744	15,488	23,232	—	622,463
	RSU	02/27/2014	—	—	—	—	—	—	7,500	268,875
	PS	02/12/2014	—	—	—	2,344	6,698	13,396	—	311,189
	MIP	—	—	332,220	664,440	—	—	—	—	—
Christopher R. Griffin	MSU	02/12/2014	—	—	—	12,584	25,168	37,752	—	1,011,502
	PS	02/12/2014	—	—	—	3,809	10,884	21,768	—	505,671
	MIP	—	—	442,500	885,000	—	—	—	—	—
Dominic A. Dannessa	MSU	02/12/2014	—	—	—	6,776	13,552	20,328	—	544,655
	PS	02/12/2014	—	—	—	2,051	5,861	11,722	—	272,302
	MIP	—	—	234,000	468,000	—	—	—	—	—
(1)
The grant date is the date on which the equity awards were approved by our Board of Directors, except for Mr. Ferguson's special grant of RSUs, which was approved by the Board on February 12, 2014, with a grant date of February 27, 2014 to coincide with consummation of our 50/50 joint ventures with Boral Limited, USG Boral Building Products.

(2)
The amounts in the Target column reflect the par amounts payable under the 2014 MIP. The 2014 MIP is described under "Annual Incentive" in the Compensation Discussion and Analysis beginning on page 29 of this proxy statement. There was no threshold-level payout under the 2014 MIP. The maximum payout under the 2014 MIP was 200% of par. Total payments to any one individual under the 2014 MIP may not exceed $4 million.

(3)
MSUs were granted to each named executive officer under our Long-Term Incentive Plan. The amount of common stock to be issued in respect of the MSUs can range from zero to 150% of target based on the percentage change in the price of our common stock over the applicable vesting period. The MSUs will generally vest on December 31, 2016, with a 10% appreciation in the Market Value (as defined above in the Compensation Discussion and Analysis) of our common stock required for vesting of the target number of shares of common stock. With respect to the MSUs, the amounts in the Threshold column reflect the amount of common stock to be awarded upon a 50% decrease in Market Value, the Target column reflects the amount of common stock to be awarded upon achievement of a 10% appreciation in the Market Value, and the amounts in the Maximum column reflect the amount of common stock to be awarded upon a 50% or more increase in Market Value. In the case of termination of employment due to death, disability or retirement during the performance period, vesting will be pro-rated based on the number of full months employed during 2014 in accordance with the MSU award agreements at the end of the performance period. The MSUs will vest upon a change in control in most circumstances only if there is also a related loss of employment or diminution of duties. Each MSU earned will be settled in common stock.

(4)
Performance shares were granted to each named executive officer under our Long-Term Incentive Plan. With respect to the performance shares, the amounts in the Target column reflect the number awarded to the named executive officers on the grant date. The performance shares generally vest after a three-year performance period ending December 31, 2016 based on our total stockholder return relative to the total stockholder return of the companies in the Dow Jones U.S. Construction and Materials Index for the performance period, with adjustments to the Index to reflect changes in the companies included in the Index for the performance period. The number of performance shares earned will vary from zero to 200% of the number of performance shares awarded depending on that relative performance. The amounts in the Threshold column reflect the number of performance shares that will vest if our total stockholder return is at the 35th percentile of the total stockholder return of the Index companies, and the amounts in the Maximum column reflect the number of performance shares that will vest if our total stockholder return is at or above the 90th percentile of the total stockholder return of those companies. Vesting will be pro-rated based on the number of full months employed during the performance period in the case of death, disability or retirement, and pro-rated awards will be paid at the end of the three-year performance period. The performance shares will vest upon a change in control in most circumstances only if there is also a related loss of employment or diminution of duties. Each performance share earned will be settled in a share of our common stock.

(5)
The amount in this column reflects the number of RSUs awarded to Mr. Ferguson on the grant date. The RSUs vested 50% on February 27, 2015, and 50% will vest on February 27, 2016 or Mr. Ferguson's retirement, whichever is earlier. The RSUs may vest earlier in the event of death, disability, or retirement. The RSUs will vest upon a change in control in most circumstances only if there is also a related loss of employment or diminution of duties.

(6)
The amounts in this column reflect the aggregate grant date fair value of the equity awards granted computed in accordance with FASB ASC Topic 718. The assumptions used in valuing the MSUs and performance shares are described in Note 11 to our consolidated financial statements included in our 2014 Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 12, 2015. The RSU awards portion is calculated using the closing stock price on the date of grant multiplied by the number of shares underlying the units.

 2014 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

       The 2014 Outstanding Equity Awards At Fiscal Year-End Table below reflects options and other equity awards held by each of the named executive officers at December 31, 2014. Other equity awards include market share units (MSUs), performance shares (PS) and restricted stock units (RSUs).

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Stock Award Type and Year of Award	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
James S. Metcalf	28,950	—	—	$46.17	8/08/2016
	14,553	—	—	49.61	3/23/2017
	25,680	—	—	34.67	2/13/2018
	50,000	—	—	6.86	2/11/2019
	44,386	—	—	11.98	2/10/2020
	27,712	10,917	—	18.99	2/09/2021
	40,374	45,640	—	14.76	2/08/2022
						RSU 2011	7,424	$207,788	—	—
						RSU 2011	22,750	636,773	—	—
						Special
						RSU 2012	31,251	874,707	—	—
						MSU 2013	—	—	37,777	1,057,367
						PS 2013	—	—	8,816	246,769
						MSU 2014	—	—	87,119	2,438,461
						PS 2014	—	—	13,187	369,104
Matthew F. Hilzinger	17,136	17,136	—	16.80	4/16/2022	RSU 2012	11,735	328,463	—	—
	34,272	34,272	—	16.80	4/16/2022	RSU 2012	23.467	656,841	—	—
						Special
						MSU 2013	—	—	9,941	278,249
						PS 2013	—	—	2,983	83,494
						MSU 2014	—	—	18,876	528,339
						PS 2014	—	—	2,857	79,967
Stanley L. Ferguson	34,700	—	—	46.17	8/08/2016
	14,550	—	—	49.61	3/23/2017
	23,415	—	—	34.67	2/13/2018
	17,175	5,728	—	18.99	2/09/2021
	13,652	13,654	—	14.76	2/08/2022
						RSU 2011	3,894	108,993	—	—
						RSU 2012	9,349	261,679	—	—
						MSU 2013	—	—	8,008	224,144
						PS 2013	—	—	2,403	67,260
						MSU 2014	—	—	15,488	433,509
						PS 2014	—	—	2,344	65,609
						RSU 2014	7,500	209,925	—	—
						Special

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Stock Award Type and Year of Award	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
Christopher R. Griffin	8,100	—	—	46.17	8/08/2016
	3,395	—	—	49.61	3/23/2017
	13,595	—	—	34.67	2/13/2018
	24,108	—	—	6.86	2/11/2019
	29,145	—	—	11.98	2/10/2020
	16,032	5,344	—	18.99	2/09/2021
	14,628	14,629	—	14.76	2/08/2022
						RSU 2011	3,636	101,772	—	—
						RSU 2012	10,016	280,348	—	—
						MSU 2013	—	—	8,837	247,348
						PS 2013	—	—	2,652	74,229
						RSU 2013	10,000	279,900	—	—
						Special
						MSU 2014	—	—	25,168	704,452
						PS 2014	—	—	3,809	106,614
Dominic A. Dannessa	14,500	—	—	46.17	8/08/2016
	5,820	—	—	49.61	3/23/2017
	12,085	—	—	34.67	2/13/2018
	28,571	—	—	6.86	2/11/2019
	19,430	—	—	11.98	2/10/2020
	9,159	3,056	—	18.99	2/09/2021
	9,752	9,752	—	14.76	2/08/2022
						RSU 2011	2,078	58.163	—	—
						RSU 2012	6,679	186,945	—	—
						MSU 2013	—	—	6,628	185,518
						PS 2013	—	—	1,989	55,672
						MSU 2014	—	—	13,552	379,320
						PS 2014	—	—	2,051	57,407
(1)
Options with an expiration date in 2016 became 20% vested on August 8th of each year from 2007 through 2011. Options with an expiration date in 2017 became 25% vested on March 23rd of each year from 2008 through 2011. Options with an expiration date in 2018 became 25% vested on February 13th of each year from 2009 through 2012. Options with an expiration date in 2019 became 25% vested on February 11th of each year from 2010 through 2013. Options with an expiration date in 2020 became 25% vested on February 10th of each year from 2011 through 2014. Options with an expiration date in 2021 became 25% vested on February 9th of each year from 2012 through 2015. Options with an expiration date of 2022 became 25% vested on February 8th of each year from 2013 through 2015 and the balance of those options will generally vest on February 8th 2016, except for Mr. Hilzinger's options with an expiration date of 2022, which vested 25% on April 16th of each year from 2013 through 2015, with the balance vesting on April 16th 2016.

(2)
The RSUs awarded in 2011 became 25% vested on February 9th of each year from 2012 through 2015. The 2011 special retention RSUs awarded to Mr. Metcalf reflected in this column vested fully on February 9, 2015. The RSUs awarded in 2012 became 25% vested on February 8th of each year from 2013 through 2015, and the balance of those RSUs will generally vest on February 8th 2016, except that the RSUs awarded in 2012 to Mr. Hilzinger vested 25% on April 16th of each year from 2013 through 2015, with the balance vesting on April 16th 2016. The RSUs awarded in 2013 to Mr. Griffin will vest 50% on October 1, 2015 and 50% on October 1, 2017. The RSUs awarded in 2014 to Mr. Ferguson vested 50% on February 27, 2015 and the remaining 50% will vest on February 27, 2016 or the date of Mr. Ferguson's retirement, whichever is earlier.

(3)
The amounts in this column represent the number of RSUs indicated in the Number of Shares or Units of Stock That Have Not Vested column multiplied by the closing price of our common stock on December 31, 2014.

(4)
The number of MSUs reflected in this column are the number of shares that would be earned if the target level of performance is achieved, as performance with respect to those shares is tracking between the threshold and target levels. One-half of the MSUs awarded in 2013 were earned on December 31, 2014, and the other one-half of the MSUs will generally be earned on December 31, 2015, with a 10% appreciation in the Market Value of our common stock required for vesting of the target number of shares. The MSUs awarded in 2014 will generally vest on December 31, 2016, with a 10% appreciation in the Market Value of our common stock required for vesting of the target number of shares. The amount of MSUs ultimately awarded may range from zero to 150% of the target. With respect to the performance shares awarded in 2013 and 2014, the number of performance shares reflected in this column are the number of shares that would be earned if the threshold level of performance is achieved, as performance with respect to those shares is tracking below the threshold level. To the extent earned, the performance shares awarded in 2013 and 2014 will vest on December 31, 2015 and December 31, 2016, respectively.

(5)
The amounts in this column represent the number of MSUs or performance shares indicated in the Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested column multiplied by the closing price of our common stock on December 31, 2014.

2014 OPTION EXERCISES AND STOCK VESTED TABLE

       The 2014 Option Exercises and Stock Vested Table below reflects stock options exercised by our named executive officers during 2014 and RSU and performance share awards held by our named executive officers that vested during 2014.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
James S. Metcalf	—	—	128,746	$4,367,748
Matthew F. Hilzinger	—	—	17,599	555,424
Stanley L. Ferguson	9,110	$201,697	29,841	1,009,738
Christopher R. Griffin	—	—	90,174	2,735,968
Dominic A. Dannessa	—	—	16,760	566,659
(1)
The amount in this column represents the difference between the aggregate market value of the shares of our common stock subject to the option on the exercise date and the aggregate exercise price of the option.

(2)
The amounts in this column represent the aggregate market value of the shares of our common stock acquired on the dates the RSUs and performance shares vested.

2014 PENSION BENEFITS TABLE

       The 2014 Pension Benefits Table below reflects the actuarial present value of the accumulated benefit of each of the named executive officers under our Retirement Plan and Supplemental Retirement Plan, or Plans, calculated using (i) the same discount rates we use for calculations for financial reporting purposes (as of the December 31 measurement date) and (ii) the Plans' normal retirement age or, if earlier, the individual's unreduced benefit age under the Plans.

       The discount rates by Plan at each measurement date are as follows:

  •
  December 31, 2014 measurement date: 4.10% for the Retirement Plan and 3.35% for the Supplemental Retirement Plan; and

  •
  December 31, 2013 measurement date: 4.90% for the Retirement Plan and 4.15% for the Supplemental Retirement Plan.

       Benefits payable under the Plans' final average pay formula are based on an employee's years of service and compensation during specified years of employment. Effective December 31, 2010, we amended our Plans to replace the final average pay formula with a cash balance formula for employees hired after that date. Benefits payable under the Plans' cash balance formula are pay credits based on an employee's compensation, sum of age and years of benefit service and interest.

       Participants with a final average pay formula benefit can elect early retirement, with their benefit reduced 5% for each year earlier than age 65 at retirement, or 3% per year from age 62 if the participant has a combined age and benefit service of 90 but has not reached age 62. Participants who have a combined number of years of age and service equaling 90 can retire at age 62 without a reduction in benefit. Based on projected years of credited service, the unreduced benefit age is 62 for each of the named executive officers, except for Mr. Ferguson for whom the unreduced benefit age is 62 years and 5 months and was satisfied as of February 1, 2015, Mr. Griffin for whom the unreduced benefit age is 62 years and 10 months and Mr. Hilzinger for whom the unreduced benefit age does not apply because he is a participant with a cash balance formula.

       The present values shown in the table reflect postretirement mortality based on the 417e2015 mortality table but do not include a factor for pre-retirement termination, mortality or disability. The Internal Revenue Service requires use of the 417e2015 projected mortality table to determine life expectancies used in the calculation of the lump sum pension benefits payable under the Plans.

       Benefits are assumed to be made payable in a lump sum at the assumed retirement age. The Internal Revenue Service mandates the use of specified lump sum yield curve interest rates based on the return of investment grade corporate bonds over varying durations in calculating lump sum payments. The mandated lump sum yield curve interest rates are 1.26% for less than five years, 3.74% for five to 20 years and 4.82% for more than 20 years.

       The final average pay formula under our Plans provides an annual pension benefit equal to the greater of 1% of "final average earnings," multiplied by the number of years of benefit service, or 1.6% of final average earnings multiplied by years of benefit service less 50% of the social security benefit at age 65. "Final average earnings" are average pensionable compensation (generally salary and annual incentive) for the 36 consecutive months of the last 180 months of service for which pensionable compensation is the highest.

       The cash balance formula under our Plans provides a lump sum pension benefit equal to an employee's accumulated cash balance account. Pay credits from 3% to 10% of pensionable earnings each month are allocated to the cash balance account. The pay credit percentage is determined according to the employee's age and years of benefit service as of the last day of the month as shown in the table below. Mr. Hilzinger is the only named executive officer with a cash balance formula.

Sum of Age and Years of Benefit Service	Pay Credit Percentage
Under 30	3%
30 to 39	4%
40 to 49	5%
50 to 59	6%
60 - 69	7%
70 - 79	8%
80 - 89	9%
90 and over	10%

       All participants in the Plans contribute 2% of their pensionable compensation to the Plans to fund a portion of their benefit.

Name	Plan Name	Number of Years of Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
James S. Metcalf	USG Corporation
	Retirement Plan	34.1	$1,450,466	—
	USG Corporation
	Supplemental
	Retirement Plan	34.1	11,482,113	—
	Total		$12,932,579	—
Matthew F. Hilzinger	USG Corporation
	Retirement Plan	2.6	$42,199	—
	USG Corporation
	Supplemental
	Retirement Plan	2.6	109,128	—
	Total		$151,327	—
Stanley L. Ferguson	USG Corporation
	Retirement Plan	27.6	$1,424,082	—
	USG Corporation
	Supplemental
	Retirement Plan	27.6	4,836,757	—
	Total		$6,260,839	—
Christopher R. Griffin	USG Corporation
	Retirement Plan	17.1	$548,623	—
	USG Corporation
	Supplemental
	Retirement Plan	17.1	1,438,508	—
	Total		$1,987,131	—
Dominic A. Dannessa	USG Corporation
	Retirement Plan	36.5	$1,691,800	—
	USG Corporation
	Supplemental
	Retirement Plan	36.5	2,475,852	—
	Total		$4,167,652	—
(1)
Represents the number of years of service credited to the named executive officer under the Plans, computed as of December 31, 2014, the pension plan measurement date used for financial statement reporting purposes with respect to our audited financial statements for 2014.

(2)
No adjustments have been made to reflect reductions required under any qualified domestic relations order.

 2014 NONQUALIFIED DEFERRED COMPENSATION TABLE

       The USG Corporation Deferred Compensation Plan is a nonqualified plan that allows eligible employees to defer a portion of their base salary and annual incentive compensation and is intended to be a "top-hat" plan described in Section 201(2) of ERISA. A "top- hat" plan, as described in Sections 201, 301, and 401 of ERISA, is an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees. The plan is exempt from the participation, vesting, funding and fiduciary requirements of ERISA and is subject to simplified reporting and disclosure requirements of ERISA. Amounts deferred under the plan are subject to the requirements of Section 409A of the Internal Revenue Code and the plan will be administered consistent with Section 409A. In general, Section 409A imposes requirements as to the timing of elections relating to deferral and payment of compensation deferred by participants under plans such as our deferred compensation plan.

       Under the deferred compensation plan, eligible employees may defer up to 50% of their base salary and 75% of their incentive award under our annual incentive program, generally until termination of their employment. The employee is able to allocate deferred amounts into investment options which are similar to the funds offered to participants in our Investment Plan. The employee may change that allocation on a daily basis, subject to individual fund manager restrictions.

       We do not match amounts deferred under this plan, and those amounts are not considered pensionable earnings for the computation of benefits under our Retirement Plan. Deferrals are considered pensionable earnings for the computation of benefits under our Supplemental Retirement Plan. The deferred amounts, plus or minus any accumulated earnings or losses on those amounts, are payable to the participants following the termination of the deferral period.

       Mr. Dannessa was the only named executive officer to participate in the nonqualified deferred compensation plan during 2014. The following table sets forth information regarding his participation for 2014.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
Dominic A. Dannessa	$77,366(1)	—	$(16,683)(1)	—	$274,747(2)
(1)
This amount is not reported in the Summary Compensation Table.

(2)
Of this amount, $77,366 was reported as non-equity incentive plan compensation in the Summary Compensation Table in 2013.

 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

       The tables below reflect the amount of compensation which is vested and also which would be paid to each of our named executive officers assuming the various termination events occurred on December 31, 2014. The first column details benefits and other payments which are already vested and therefore payable in the event the named executive officer leaves for any reason, including voluntary resignation or discharge for cause. The subsequent columns show the total amount the executive would receive in each instance, including the vested benefits shown in the first column. Adjustments have not been made with respect to pension benefit payments to reflect reductions required under any qualified domestic relations orders. The amounts included in the tables are estimates of the present value of the amounts that would be payable to the executive officer upon various types of termination of employment. The actual amounts to be paid upon a termination cannot be determined until the event occurs.

Vested Benefits

       Vested benefits that would be due the named executive officers upon any termination of employment as of the end of 2014 include:

  •
  the 2014 annual Management Incentive Program awards;

  •
  already vested stock options and stock options that would vest upon a retirement;

  •
  restricted stock units that would vest upon a retirement;

  •
  the performance shares earned as of the end of 2014;

  •
  the market share units earned as of the end of 2014;

  •
  balances under the USG Corporation Investment Plan and USG Corporation Deferred Compensation Plan;

  •
  pension benefits under the USG Corporation Retirement Plan and USG Corporation Supplemental Retirement Plan;

  •
  retiree medical benefits; and

  •
  death benefits under our Executive Death Benefit Plan.

       Each of these benefits is included in the tables below.

Severance Protections

       We provide employment agreements and change-in-control severance agreements to our named executive officers. In the event of a termination of employment by us without "cause," the employment agreements generally provide for a lump sum severance payment equal to the sum of (1) two times base salary plus current year target annual incentive, (2) the cost of continued participation in benefit plans for 18 months and (3) except for Mr. Hilzinger's agreement, the present value of the additional retirement benefits the executive officer would have been entitled to receive if he or she had an additional two years of age and credited service under our Retirement Plan and Supplemental Retirement Plan, as well as outplacement services for a period of at least six months. The benefits under the employment agreements are subject to the named executive officers signing a release waiving potential claims against us. The agreements include a requirement that after termination of employment, the executive officers will not compete with us for two years nor solicit our employees for three years. For purposes of the employment agreements, "cause" generally includes the executive's (i) commission of a felony or fraud, (ii) engaging in conduct that brings us into substantial public disgrace, (iii) commission of gross negligence or gross misconduct with respect to USG, (iv) failure to follow the directives of the Board or Chief Executive Officer, (v) breach of any employment policy or (vi) breach of the employment agreement.

       In the event of a termination of employment by us without "cause" or by the named executive officer for "Good Reason" during the two years following a change in control, the change in control agreements provide for a lump sum severance payment equal to the sum of (1) three times (for Messrs. Metcalf and Ferguson) or two times (for Messrs. Hilzinger, Griffin and Dannessa) the sum of the executive officer's base salary plus the greater of the executive officer's target annual incentive for the year in which the termination of employment occurs or the year in which the change in control occurs, (2) an amount equal to the greater of the executive officer's pro rata target annual incentive award for the year in which the termination of employment occurs or the year in which the change in control occurs, (3) the value of the executive officer's continued participation in our welfare benefit plans for 36 months (for Messrs. Metcalf and Ferguson) or 24 months (for Messrs. Hilzinger, Griffin and Dannessa) and (4) except for Mr. Hilzinger, the present value of the additional retirement benefits the executive officer would have been entitled to receive if he or she had an additional three years (for Messrs. Metcalf and Ferguson) or two years (for Messrs. Griffin and Dannessa) of age and credited service under our Retirement Plan and Supplemental Retirement Plan, as well as outplacement services for a period of at least six months. In the event that any payments become subject to the excise tax imposed under Internal Revenue Code Section 4999, the executive's (other than Mr. Hilzinger's) benefits will be cut back to the maximum amount payable without triggering such excise tax. However, in the event that such cut back equals 10% or more of the benefits provided the executive, we will provide a gross-up payment to the executive to cover all excise taxes and income and employment taxes triggered by such gross-up payment to put the executive in the same position as if no tax was imposed under Internal Revenue Code Section 4999. Mr. Hilzinger's agreement includes an "alternative cap" provision which provides that if the total amounts payable would constitute a "parachute payment" resulting in the imposition of an excise tax, the payment will be reduced to the extent necessary to avoid being a parachute payment, unless Mr. Hilzinger would receive a better after-tax benefit if the payment were not reduced and he paid the resulting excise tax directly. The benefits under the change in control agreements are subject to the named executive officer signing a release waiving potential claims against us. The agreements include a requirement that after termination of employment, the executive officers will not compete with us for one year nor solicit our employees for three years (for Messrs. Metcalf and Ferguson) or two years (for Messrs. Hilzinger, Griffin and Dannessa). For purposes of the change in control agreements, key terms are generally defined as follows:

•
"Change in Control" generally includes (i) the acquisition of 20% of the voting power of our common stock, (ii) a change in a majority of the members of our Board of Directors, (iii) the consummation of a reorganization, merger or consolidation, or sale of all or substantially all of our assets or (iv) stockholder approval of a complete liquidation of USG;

•
"Cause" generally includes the executive's (i) conviction of a crime in connection with the executive's duties with USG, (ii) intentionally damaging our property or (iii) intentionally disclosing our confidential information; and

•
"Good Reason" generally includes (i) a material diminution in the executive's duties and responsibilities, (ii) a reduction in the executive's base salary, target incentive opportunities or benefits or (iii) a required relocation.

Other Benefit Protections

       In addition to the vested benefits and severance protections discussed above, the named executive officers have other benefit protections that would be invoked upon certain termination events. As is the case for stock options, RSUs and performance shares granted to all employees prior to 2013, these awards vest upon a change in control or upon a termination of employment due to death or disability. Effective with the 2013 grants of MSUs, performance shares, and RSUs, our equity award agreements now provide for vesting upon a change in control in most circumstances only if there is also a related loss of employment or diminution of duties, commonly referred to as double-trigger vesting. Finally, the named executive officers participate in our Executive Death Benefit Plan which provides for death benefits, net of taxes, equal to three times the executive officer's base salary in the event of termination due to death. Following retirement, the named executive officers are entitled to ongoing death benefits equal to one times base salary.

James S. Metcalf
Benefit Type	Vested Benefits	Death	Disability	Involuntary Termination without Cause	Change in Control Only	Change in Control and Involuntary Termination without Cause or Good Reason
Cash Severance	—	—	—	$4,171,000	—	$6,256,500
Annual Bonus Payable for Fiscal 2014	$856,704	$856,704	$856,704	856,704	$856,704	856,704
Stock Options	3,252,751	3,252,751	3,252,751	2,550,681	3,252,751	3,252,751
RSUs	1,082,495	1,719,268	1,719,268	—	1,719,268	1,719,268
Performance Shares Payable for Fiscal 2014	2,546,530	2,546,530	2,546,530	2,546,530	2,546,530	2,546,530
Performance Shares granted 2013 and after (double trigger)	—	—	—	—	—	0
MSUs Earned December 31, 2014	965,386	965,386	965,386	965,386	965,386	965,386
MSUs (other)	—	—	—	—	—	2,940,518
Corporate Investment Plan	367,780	367,780	367,780	367,780	367,780	367,780
Pension Benefit	14,891,072	10,758,732	14,891,072	16,880,982	14,891,072	17,922,335
Retiree Medical Benefits	62,572	62,572	62,572	62,572	62,572	84,504
Welfare Benefit Continuation	—	—	—	93,139	—	172,208
Death Benefits	325,241	2,910,000	325,241	325,241	325,241	325,241
Excise Tax Gross-Up/Forfeiture	—	—	—	—	—	5,975,529

Total	$24,350,531	$23,439,723	$24,987,304	$28,820,015	$24,987,304	$43,385,254

Matthew F. Hilzinger
Benefit Type	Vested Benefits	Death	Disability	Involuntary Termination without Cause	Change in Control Only	Change in Control and Involuntary Termination without Cause or Good Reason
Cash Severance	—	—	—	$1,949,500	—	$1,949,500
Annual Bonus Payable for Fiscal 2014	$320,832	$320,832	$320,832	320,832	$320,832	320,832
Stock Options	575,256	1,150,512	1,150,512	575,256	1,150,512	1,150,512
RSUs	0	985,304	985,304	—	985,304	985,304
Performance Shares Payable for Fiscal 2014	887,826	887,826	887,826	887,826	887,826	887,826
Performance Shares granted 2013 and after (double trigger)	—	—	—	—	—	0
MSUs Earned December 31, 2014	254,041	254,041	254,041	254,041	254,041	254,041
MSUs (other)	—	—	—	—	—	680,571
Corporate Investment Plan	72,361	80,756	72,361	72,361	72,361	72,361
Pension Benefit	54,237	54,237	54,237	54,237	54,237	54,237
Retiree Medical Benefits	—	—	—	—	—	—
Welfare Benefit Continuation	—	—	—	63,019	—	111,969
Death Benefits	—	1,671,000	—	—	—	—
Excise Tax Gross-Up/Forfeiture	—	—	—	—	—	(755,539)

Total	$2,164,553	$5,404,508	$3,725,113	$4,177,072	$3,725,113	$5,711,560

Stanley L. Ferguson
Benefit Type	Vested Benefits	Death	Disability	Involuntary Termination without Cause	Change in Control Only	Change in Control and Involuntary Termination without Cause or Good Reason
Cash Severance	—	—	—	$1,613,640	—	$2,420,460
Annual Bonus Payable for Fiscal 2014	$255,145	$255,145	$255,145	255,145	$255,145	255,145
Stock Options	568,596	568,596	568,596	336,420	568,596	568,596
RSUs	580,597	580,597	580,597	—	580,597	580,597
Performance Shares Payable for Fiscal 2014	707,309	707,309	707,309	707,309	707,309	707,309
Performance Shares granted 2013 and after (double trigger)	—	—	—	—	—	0
MSUs Earned December 31, 2014	204,643	204,643	204,643	204,643	204,643	204,643
MSUs (other)	—	—	—	—	—	554,697
Corporate Investment Plan	658,186	658,186	658,186	658,186	658,186	658,186
Pension Benefit	5,738,356	3,825,137	5,738,356	6,690,331	5,738,356	6,916,486
Retiree Medical Benefits	33,524	33,524	33,524	33,524	33,524	33,524
Welfare Benefit Continuation	—	—	—	42,621	—	75,874
Death Benefits	190,315	1,423,800	190,315	190,315	190,315	190,315
Excise Tax Gross-Up/Forfeiture	—	—	—	—	—	0

Total	$8,936,671	$8,256,937	$8,936,671	$10,732,134	$8,936,671	$13,165,832

Christopher R. Griffin
Benefit Type	Vested Benefits	Death	Disability	Involuntary Termination without Cause	Change in Control Only	Change in Control and Involuntary Termination without Cause or Good Reason
Cash Severance	—	—	—	$2,065,000	—	$2,065,000
Annual Bonus Payable for Fiscal 2014	$307,538	$307,538	$307,538	307,538	$307,538	307,538
Stock Options	1,555,468	1,555,468	1,555,468	1,313,830	1,555,468	1,555,468
RSUs	382,119	662,019	662,019	—	382,119	662,019
Performance Shares Payable for Fiscal 2014	757,883	757,883	757,883	757,883	757,883	757,883
Performance Shares granted 2013 (double trigger)	—	—	—	—	—	0
MSUs Earned December 31, 2014	225,828	225,828	225,828	225,828	225,828	225,828
MSUs (other)	—	—	—	—	—	798,172
Corporate Investment Plan	310,869	310,869	310,869	310,869	310,869	310,869
Pension Benefit	2,433,033	2,156,079	2,433,033	2,717,883	2,433,033	2,717,883
Retiree Medical Benefits	51,045	51,045	51,045	51,045	51,045	51,045
Welfare Benefit Continuation	—	—	—	42,790	—	76,213
Death Benefits	171,572	1,770,000	171,572	171,572	171,572	171,572
Excise Tax Gross-Up/Forfeiture	—	—	—	—	—	1,433,491

Total	$6,195,355	$7,796,729	$6,475,255	$7,964,238	$6,195,355	$11,132,981

Dominic A. Dannessa
Benefit Type	Vested Benefits	Death	Disability	Involuntary Termination without Cause	Change in Control Only	Change in Control and Involuntary Termination without Cause or Good Reason
Cash Severance	—	—	—	$1,248,000	—	—
Annual Bonus Payable for Fiscal 2014	$179,244	$179,244	$179,244	179,244	$179,244	$179,244
Stock Options	1,282,752	1,282,752	1,282,752	1,126,229	1,282,752	1,282,752
RSUs	245,108	245,108	245,108	—	245,108	245,108
Performance Shares Payable for Fiscal 2014	505,221	505,221	505,221	505,221	505,221	505,221
Performance Shares granted 2013 and after (double trigger)	—	—	—	—	—	0
MSUs Earned December 31, 2014	169,378	169,378	169,378	169,378	169,378	169,378
MSUs (other)	—	—	—	—	—	475,993
Corporate Investment Plan	1,190,866	1,190,866	1,190,866	1,190,866	1,190,866	1,190,866
Pension Benefit	4,620,527	3,056,498	4,620,527	5,197,718	4,620,527	5,197,718
Retiree Medical Benefits	52,244	52,244	52,244	52,244	52,244	52,244
Welfare Benefit Continuation	—	—	—	79,815	—	145,560
Death Benefits	138,996	1,170,000	138,996	138,996	138,996	138,996
Excise Tax Gross-Up/Forfeiture	—	—	—	—	—	1,068,213

Total	$8,384,336	$7,851,311	$8,384,336	$9,887,711	$8,384,336	$11,899,293

 2014 DIRECTOR COMPENSATION TABLE

Director Compensation

       The Governance Committee is charged with annually reviewing and making recommendations to the Board of Directors regarding director compensation. In making its recommendations, the Governance Committee considers the significant time committed by our directors to the performance of their duties as directors, the high-level leadership experience and special competencies our directors contribute to USG, third party data, the director compensation practices of a peer group of companies, our Company's performance and ways in which to further align our Board's interests with those of our stockholders. Mr. Metcalf, our Chairman, President and Chief Executive Officer, did not receive compensation from us for his service as a director. His compensation is shown in the Summary Compensation Table on page 38 of this proxy statement.

       The director compensation program in effect for 2014 was originally designed by the Governance Committee based upon the feedback of our compensation consultants and a total outside director compensation analysis in 2006, utilizing data for a comparator group of companies included in the Hewitt Total Compensation Measurement database. In 2013, the Governance Committee recommended, and the Board approved, an increase in director compensation to make our director compensation more competitive. Specifically, the Governance Committee recommended that the annual equity grant to be paid to non-employee directors in 2014 be increased to $120,000 from $80,000.

Cash Compensation

       We pay our non-employee directors an annual cash retainer of $80,000, payable quarterly. In 2014, we paid additional cash retainers of $10,000 per year to the chairs of the Board committees, and $15,000 per year to the Board's Lead Director, payable in equal quarterly installments. We also reimburse non-employee directors for out-of-pocket expenses they incur in connection with attending meetings and other activities.

Annual Grant

       On December 31, 2014, each of our non-employee directors received an annual grant of $120,000 payable in shares of our common stock.

2015 Director Compensation

       In connection with the Governance Committee's annual review of director compensation for 2015, the members of the Governance Committee reviewed third-party data, such as the Spencer Stuart 2013 Board Index, and also considered the compensation paid in 2013 to the directors of the group of companies utilized by the Compensation and Organization Committee in benchmarking executive compensation. The Governance Committee recommended, and the Board approved, an increase in director compensation to make our director compensation more competitive. Specifically, the Governance Committee recommended that: the additional annual cash retainer paid to our Audit Committee chair be increased to $20,000 from $10,000; the additional annual cash retainer paid to our Compensation and Organization Committee chair be increased to $15,000 from $10,000; and the additional annual cash retainer paid to our Lead Director be increased to $20,000 from $15,000. The increase in director compensation, and accompanying changes to our director compensation program, was effective January 1, 2015.

Deferral of Compensation

       Directors have the option to defer all or a part of their compensation in the form of deferred stock units that will increase or decrease in value in direct proportion to the market value of our common stock and will be paid in cash or shares of common stock, at the director's option, following termination of Board service, except that deferred stock units earned prior to January 1, 2008 will only be paid in cash. The amounts in the Fees Earned or Paid in Cash column of the 2014 Director Compensation Table on the next page include the amounts of compensation deferred by our directors into deferred stock units as described in footnote 3 to the table.

Stock Ownership Guidelines

       As a guideline, within five years after becoming a director, our non-employee directors are expected to own a number of shares of our common stock and deferred stock units having a value equal to three times the sum of the annual cash retainer (currently $80,000) and the annual grant (currently $120,000) or an aggregate of 15,000 shares and deferred stock units, whichever is less.

       The 2014 Director Compensation Table below reflects the compensation we paid to our non-employee directors for 2014.

Name	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(2)	All Other Compensation ($)(4)	Total ($)
Jose Armario	$200,000	—	—	—	—	—	$200,000
Thomas A. Burke	200,000	—	—	—	—	—	200,000
Matthew Carter Jr.	200,000	—	—	—	—	—	200,000
W. Douglas Ford(1)	45,000	$40,014	—	—	—	—	85,014
Gretchen R. Haggerty	80,000	120,007	—	—	—	—	200,007
William H. Hernandez	210,000	—	—	—	—	$1,250	211,250
Brian A. Kenney	90,000	120,007	—	—	—	—	210,007
Richard P. Lavin	87,500	120,007	—	—	—	—	207,507
Steven F. Leer	105,000	120,007	—	—	—	5,000	230,007
(1)
Mr. Ford retired as a director on May 14, 2014.

(2)
Messrs. Armario, Burke, Carter and Hernandez deferred all of their annual stock grants into 4,272.7435 deferred stock units pursuant to the terms of our Non-Employee Director Compensation Program. Directors hold the number of deferred stock units shown in the Security Ownership of Directors and Executive Officers table on page 18 of this proxy statement. These deferred stock units are classified as liability awards for accounting purposes. The balances of liability awards are adjusted over the course of the year to reflect changes in the market value of our stock. The net impact of this accounting treatment in 2014 was to increase (decrease) award balances by the following amounts: Mr. Armario, ($24,563); Mr. Burke ($406), Mr. Carter, ($1,796); Mr. Ford, $52,524; Mr. Hernandez, ($4,549); and Mr. Leer, ($27,696).

(3)
Each of Ms. Haggerty and Messrs. Ford, Kenney, Lavin and Leer received his or her annual stock grant, pro-rated for directors in office less than a year, in shares of our common stock. Mr. Ford was issued 1,343 shares based on the average of the high and low sales prices of a share of our common stock on May 14, 2014, the date of Mr. Ford's retirement from the Board. Ms. Haggerty and Messrs. Kenney, Lavin and Leer were each issued 4,273 shares based on the average of the high and low sales prices of a share of our common stock on December 31, 2014, the last trading day of the year. The amounts in this column reflect the aggregate grant date fair value of the shares issued to Ms. Haggerty and Messrs. Ford, Kenney, Lavin and Leer computed in accordance with FASB ASC Topic 718.

(4)
Reflects matching contributions under the USG Foundation matching gift program. This program is generally available to our U.S. employees and to our directors. The Foundation matches up to 50% of donations made to eligible charitable organizations up to a maximum of $5,000 per year for each individual. A portion of the amount for Mr. Leer reflects matches for gifts that were made by Mr. Leer in 2013 but, due to administrative processing time, were paid by the foundation in 2014.

 AUDIT COMMITTEE REPORT

       The Audit Committee, which is comprised entirely of independent directors, has

  •
  reviewed and discussed USG's audited financial statements with management,

  •
  discussed with Deloitte & Touche LLP, USG's independent registered public accountants, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board,

  •
  received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP's communications with the Audit Committee concerning independence, and discussed with Deloitte & Touche LLP its independence, and

  •
  based on the review and discussions referred to above, recommended to the Board that USG's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2014.

       This report is submitted by the members of the Audit Committee.

  William H. Hernandez, Chair
  Jose Armario
  Thomas A. Burke
  Gretchen R. Haggerty

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

Fees Paid

       The following is a summary of the fees billed to us by Deloitte & Touche LLP, the member firms of Deloitte Touche Tomatsu and their respective affiliates, or collectively "Deloitte," for professional services rendered for the years ended December 31, 2014 and 2013:

Fee Category	2014	2013
	(thousands)

Audit Fees	$2,689	$2,567
Audit-Related Fees	107	1,831
Tax Fees	102	68
All Other Fees	2	159

Total Fees	$2,900	$4,625

       Audit Fees:    Consists of fees billed for professional services rendered for the integrated audit of our consolidated financial statements and internal controls over financial reporting, review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements, including debt offerings.

       Audit-Related Fees:    Consists of fees billed for assurance and related services, including acquisition due diligence, that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees." For 2013, audit-related fees included $1,798,000 Deloitte billed for financial due diligence in connection with USG's formation of its 50/50 joint ventures, USG Boral Building Products.

       Tax Fees:    Consists of fees billed for professional services related to tax compliance and other tax services. Fees for assistance with international tax compliance amounted to $90,000 in 2014 and $56,000 in 2013. Fees for other tax services, which primarily included international tax planning, amounted to $12,000 in both 2014 and 2013.

       All Other Fees:    Consists of fees of $157,000 in 2013 for finance transformation consulting services in 2013. Other fees also included subscription fees of $2,000 in both 2014 and 2013 for Deloitte's Accounting Research Tool.

Pre-Approval of Services

       The Audit Committee's policy for approval of audit and non-audit services to be performed by our independent registered public accountants is attached as Annex A to this proxy statement.

PROPOSAL NO. 2 — APPROVAL OF THE USG CORPORATION
MANAGEMENT INCENTIVE PLAN, AS AMENDED AND RESTATED

       The USG Corporation Management Incentive Plan, or the Current MIP, was approved by our stockholders in 2010. The purpose of the Current MIP is to attract and help retain our executive officers and to provide them with incentives for superior performance.

       The Current MIP, as amended and restated, or the 2015 MIP, is being submitted for approval by stockholders to provide us with the ability to grant awards under the 2015 MIP that may qualify as "qualified performance-based compensation" under Section 162(m) under the Internal Revenue Code of 1986, as amended, or the Code. The Board, upon recommendation of the Compensation and Organization Committee of the Board, or Committee, approved the 2015 MIP, subject to stockholder approval, on February 11, 2015. The affirmative vote of a majority of the shares actually voted at the meeting in person or by proxy is required for approval of the 2015 MIP. If approved by our stockholders, the 2015 MIP will continue as our annual cash incentive plan available to our Chief Executive Officer and other designated executive officers.

       The 2015 MIP makes only non-material changes to the Current MIP, which include: (i) providing that Management Objectives may also be defined by reference to the performance of geographic regions or organizational units not already referenced in the Current MIP; (ii) clarifying that the performance metric of working capital also covers cash, accounts receivable and accounts payable; and (iii) making certain other immaterial changes, as provided in Annex B.

       Generally, Section 162(m) of the Code prevents a company from receiving a federal income tax deduction for certain compensation paid in any taxable year to the Company's Chief Executive Officer and each of the Company's other three most highly compensated executive officers, other than its Chief Financial Officer, to the extent that compensation to a covered employee exceeds $1 million for such year. If annual cash incentive awards under the 2015 MIP qualify as "qualified performance-based compensation" for purposes of Section 162(m) of the Code, then we may be able to receive a federal income tax deduction for that compensation. While we believe it is in our best interests and the best interests of our stockholders to have the ability to potentially grant "qualified performance-based compensation" under Section 162(m) of the Code under the 2015 MIP, we may decide to grant compensation that will not qualify as "qualified performance-based compensation" for purposes of Section 162(m) of the Code. Moreover, even if we intend to grant compensation that qualifies as "qualified performance-based compensation" for purposes of Section 162(m) of the Code under the 2015 MIP, we cannot guarantee that such compensation will so qualify or ultimately will be deductible by us.

       The Committee has developed an executive compensation program that generally determines a significant level of compensation based on the achievement of performance goals. The 2015 MIP requires the Committee to use goals and formulas that can be verified by an independent third party, without the exercise of discretion, except to reduce the amount of compensation that might otherwise be payable under the 2015 MIP. With respect to annual cash incentive awards, in order to satisfy the "qualified performance-based compensation" exception to the deduction limitation of Section 162(m) of the Code, the payout of the award must be contingent solely on the attainment of one or more performance goals determined by a committee of two or more outside directors for purposes of Section 162(m) of the Code. The award must also be granted pursuant to a stockholder-approved plan containing (1) the material terms of the performance criteria pursuant to which the performance goals may be established, (2) identification of the individuals eligible to receive awards under the plan, and (3) a specified limit on the maximum awards that a participant may receive within a certain time period or periods under the plan.

Stockholder approval of the 2015 MIP is intended to satisfy the stockholder approval requirements under Section 162(m) of the Code.

       We are seeking stockholder approval of the 2015 MIP and its material terms, including the performance measures and individual grant limit under the 2015 MIP, as well as the individuals eligible to receive awards under the 2015 MIP, to have the flexibility to potentially grant performance-based awards under the 2015 MIP that may be fully deductible for federal income tax purposes. If our stockholders approve the 2015 MIP and the material terms for "qualified performance-based compensation" under the 2015 MIP, assuming that all other Section 162(m) requirements are met, we may be able to obtain tax deductions with respect to awards issued under the 2015 MIP to our Section 162(m) executive officers without regard to the limitations of Section 162(m) of the Code through the 2020 annual meeting of stockholders (in other words, for five years). If stockholders do not approve the 2015 MIP, the 2015 MIP will not be used for awards, and we generally will be limited in our ability to make certain performance-based awards. The Committee may also need to reevaluate the compensation of employees who were expected to participate in the 2015 MIP.

  Summary of the 2015 MIP

       The following summary of the material terms of the 2015 MIP is only a summary of its principal terms and provisions, does not purport to be a complete description of the 2015 MIP and is qualified in its entirety by reference to the complete text of the 2015 MIP, which is attached to this proxy statement as Annex B.

       Administration.    The 2015 MIP is administered by the Compensation and Organization Committee of the Board, or the Committee. In administering the 2015 MIP, the Committee has full power and authority to interpret and administer the plan and has the exclusive right to establish Management Objectives (as described below) and the amount of incentive bonuses payable upon achievement of Management Objectives.

       Eligible Executives.    Participation in the 2015 MIP is limited to "Eligible Executives," who are our executive officers, presently 12 individuals.

       Management Objectives.    An Eligible Executive's right to receive a bonus under the 2015 MIP depends on achievement of certain specified performance goals, referred to as Management Objectives. Management Objectives may be described in terms of corporation-wide objectives or objectives that are related to the performance of the individual Eligible Executive or of one or more subsidiaries, divisions, departments, regions, functions or other organizational units within the Company or a subsidiary. The Management Objectives may be made relative to the performance of one or more other companies or subsidiaries, divisions, departments, regions. functions or other organizational units within such other companies, and may be made relative to an index or one or more of the performance objectives themselves. The Committee may provide, in connection with the setting of Management Objectives, that any evaluation of performance may include or exclude certain items, including, but not limited to: asset write downs, litigation or claim judgments or settlements, the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results, any reorganization and restructuring programs, extraordinary nonrecurring items, acquisitions or divestitures and foreign exchange gains and losses. To the extent such inclusions or exclusions affect the bonus to "covered employees," they will be prescribed in a form that is intended to meet the requirements of Section 162(m) of the Code for deductibility.

       The Management Objectives must be based on one or more, or a combination, of the following metrics, as determined by the Committee in its sole discretion: adjusted net earnings, cash flow (including free cash flow), cost of capital, cost reduction, customer service, debt reduction, earnings and earnings growth (including earnings per share and earnings before taxes and earnings before interest and taxes), economic value added, gross profit or gross margin, inventory management, liquidity, market share, market value added, net income, operating profit and operating income, productivity improvement, profit after taxes, project execution, quality, recruitment and development of associates, reduction of fixed costs, return on assets and return on net assets, return on equity, return on invested capital, sales and sales growth, successful start-up of new facility, successful acquisition or divestiture, total shareholder return and improvement of shareholder return, unit volume, unit cost, pricing and working capital (including cash, accounts receivable, and accounts payable).

       Awards.    Not later than the 90th day of each fiscal year, the Committee establishes the Management Objectives for each Eligible Executive and the amount of incentive bonus payable (or formula for determining such amount) upon full achievement of the specified Management Objectives. The Committee may further specify, in respect of the specified Management Objectives, a minimum acceptable level of achievement, below which no incentive bonus payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of maximum achievement of the specified Management Objectives. The Committee may not modify any terms of awards established, except to the extent that after such modification the incentive bonus would continue to constitute "qualified performance-based compensation" for purposes of Section 162(m) of the Code. The Committee retains the discretion to reduce the amount of any incentive bonus that would be otherwise payable to an Eligible Executive (including a reduction in such amount to zero). In no event shall the incentive bonus paid to an Eligible Executive under the 2015 MIP exceed $4 million for a year.

       Committee Certification.    As soon as practicable after the end of each fiscal year, the Committee determines whether the Management Objectives have been achieved and the amount of the incentive bonus to be paid to each Eligible Executive for such fiscal year and certify such determinations in writing.

       Payment of Incentive Bonuses.    Incentive awards shall be paid within 30 days after written certification by the Committee that the Management Objective(s) have been achieved and of the amount of the incentive award to be paid, but in no event later than the fifteenth day of the third month after the close of the Company's fiscal year.

       No Right to Incentive Award or Continued Employment.    Neither the establishment of the 2015 MIP nor the payment of any amounts under the 2015 MIP confers upon any person any legal right to receive, or any interest in, an incentive award or any other benefit under the 2015 MIP or right to continued employment with the Company or any subsidiary.

       Withholding.    The Company has the right to withhold, or require an eligible employee to remit to the Company, an amount sufficient to satisfy applicable federal, state, local or foreign withholding tax requirements with respect to the payment of any incentive award.

       Transferability.    Except as expressly provided by the Committee, the rights and benefits under the 2015 MIP will not be transferable or assignable other than by will or the laws of descent and distribution.

       Amendments; Termination of the 2015 MIP.    The 2015 MIP may be amended or terminated by the Board; provided, that no amendment of the 2015 MIP may be made without the approval of stockholders if the amendment would require stockholder approval for the 2015 MIP to continue to comply with Section 162(m) of the Code. The Board, however, may terminate the 2015 MIP, on a prospective basis only, at any time.

       New Plan Benefits.    Since the 2015 MIP affords the Committee discretion in establishing target bonuses (subject to the $4 million annual limit per person noted above), it is not possible to determine the amount of the benefits that may become payable under the 2015 MIP. Target awards under the 2015 MIP for 2015 for our named executive officers as a percentage of salary are as follows: Mr. Metcalf, 120%; Mr. Hilzinger, 75%; Mr. Ferguson, 70%; Mr. Griffin 75%; and Mr. Dannessa, 60%. These percentages are unchanged from 2014, with the exception that Mr. Metcalf's percentage was increased.

The Board of Directors recommends a vote FOR approval of the
USG Corporation Management Incentive Plan, as amended and restated.

 PROPOSAL NO. 3 — APPROVAL OF THE MATERIAL TERMS
FOR QUALIFIED PERFORMANCE-BASED AWARDS
UNDER THE USG CORPORATION
LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED

       The USG Corporation Long-Term Incentive Plan, or the Current LTIP, was approved by our stockholders in 2010. It is the sole plan under which the Board currently grants equity awards. The Current LTIP affords the Board, acting through the Committee, the ability to design compensatory awards that are responsive to our needs, and includes authorization for a variety of awards designed to advance our interests and long-term success by aligning the interests of management and our directors with those of our other stockholders.

       On February 11, 2015, the Board approved non-material amendments to the Current LTIP (as amended, the Amended LTIP), effective upon the date of the approval of the material terms for qualified performance-based awards under the Amended LTIP. Those non-material changes, which corrected grammatical and scrivener's errors, did not require stockholder approval under the terms of the Current LTIP or the applicable stock exchange rules and regulations.

       Stockholders are not being asked to approve the Amended LTIP or the changes made to the Amended LTIP from the Current LTIP. Instead, stockholders are only being asked to approve the material terms for "qualified performance-based compensation" under the Amended LTIP for purposes of the approval requirements of Section 162(m) of the Code. This approval is intended to preserve our ability to potentially design certain types of awards under the Amended LTIP so that they may be able to satisfy the requirements for "qualified performance-based compensation," and may permit us to benefit from certain tax deductions, under Section 162(m) of the Code.

       Generally, Section 162(m) of the Code prevents a company from receiving a federal income tax deduction for certain compensation paid in any taxable year to the Company's Chief Executive Officer and each of the Company's other three most highly compensated executive officers, other than its Chief Financial Officer, to the extent that compensation to a covered employee exceeds $1 million for such year. However, some types of compensation, including "qualified performance-based compensation" under Section 162(m) of the Code, are not subject to the deduction limit if the compensation satisfies the requirements of Section 162(m) of the Code. The deduction limit does not apply to compensation paid under a stockholder-approved plan that meets certain requirements for "qualified performance-based compensation" under Section 162(m) of the Code. While we believe it is in our best interests and the best interests of our stockholders to have the ability to potentially grant "qualified performance-based compensation" under the Amended LTIP, we may decide to grant compensation to covered employees that will not qualify as "qualified performance-based compensation" for purposes of Section 162(m) of the Code. Moreover, even if we intend to grant compensation that qualifies as "qualified performance-based compensation" for purposes of Section 162(m) of the Code under the Amended LTIP, we cannot guarantee that such compensation will so qualify or ultimately will be deductible by us.

       Generally, compensation attributable to performance-based awards may be deemed to qualify as "qualified performance-based compensation" under Section 162(m) of the Code if: (1) the grant is made by a committee of outside directors for purposes of Section 162(m) of the Code; (2) the plan under which the award is granted states the maximum number of shares with respect to which share-based awards and the maximum amount of cash awards that may be granted to any individual during a specified period of time; and (3) the amount of compensation an individual may receive under the awards is based solely on the achievement of one or more pre-established performance goals which incorporate business criteria approved by stockholders. Stockholder approval of this proposal is intended to satisfy the stockholder approval requirements of Section 162(m) of the Code.

       We are seeking stockholder approval of the material terms for "qualified performance-based compensation" under the Amended LTIP, including the performance measures and grant limits under the Amended LTIP, as well as the individuals eligible to receive awards under the Amended LTIP, to have the flexibility to potentially grant performance-based awards under the Amended LTIP that may be fully deductible for federal income tax purposes. If our stockholders approve the material terms for "qualified performance-based compensation" under the Amended LTIP, assuming that all other Section 162(m) requirements are met, we may be able to obtain tax deductions with respect to awards issued under the Amended LTIP to our covered employees without regard to the limitations of Section 162(m) of the Code through the 2020 annual meeting of stockholders (in other words, for five years). If our stockholders do not approve this proposal, we generally will be limited in our ability to make certain performance-based awards.

       We are not seeking to increase the amount of shares of common stock, par value $0.10 per share, available for issuance or to adjust any of the individual award limits contained in the Amended LTIP.

       The following description of the Amended LTIP is only a summary of its principal terms and provisions, does not purport to be a complete description of the Amended LTIP and is qualified in its entirety by reference to the complete text of the Amended LTIP, which is attached to this proxy statement as Annex C.

Section 162(m) Performance Measures

       As discussed above, our principal reason for submitting this proposal to stockholders is to obtain stockholder approval of the material terms for "qualified performance-based compensation" under the Amended LTIP for purposes of Section 162(m) of the Code. Such stockholder approval is expected to enable us to structure certain awards so that they may be able to qualify as "qualified performance-based compensation" under Section 162(m) of the Code.

       In particular, the Amended LTIP includes a list of performance measures upon which the Committee must condition a grant or vesting of a "qualified performance-based award" pursuant to the Amended LTIP, which measures are as follows:

Adjusted net earnings	Profit after taxes
Cash flow (including free cash flow)	Project execution
Cost of capital	Quality
Cost reduction	Recruitment and development of associates
Customer service	Reduction of fixed costs
Debt reduction	Return on assets and return on net assets
Earnings and earnings growth (including earnings per share and earnings before taxes and earnings before interest and taxes)	Return on equity
Economic value added	Return on invested capital
Gross profit or gross margin	Sales and sales growth
Inventory management	Successful start-up of new facility
Liquidity	Successful acquisition/divestiture
Market share	Total shareholder return and improvement of shareholder return
Market value added	Unit volume
Net income	Unit cost
Operating profit and operating income	Pricing
Productivity improvement	Working capital

Summary of the Amended LTIP

       The Amended LTIP authorizes the Board or the Committee to provide equity-based compensation in the form of stock options, stock appreciation rights, or SARs, restricted stock, restricted stock units, performance shares and units, and other stock-based awards for the purpose of providing our and our subsidiaries' officers and employees incentives and rewards for superior performance. The Amended LTIP also permits the Board to provide equity-based awards to our directors.

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Plan Limits.  Total awards that may be granted under the Amended LTIP are limited to 12.7 million shares. The Amended LTIP also limits the aggregate number stock options and SARs that may be granted to any one participant in a calendar year to 600,000 and the aggregate number of shares of restricted stock and restricted stock units subject to the achievement of Management Objectives, performance shares and shares underlying other equity-based awards that may be granted to any one participant in a calendar year to 300,000. Under the Amended LTIP, no participant may receive performance units or other equity-based awards in any calendar year having a value at the date of grant in excess of $10 million.

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No Repricing.  We have never repriced underwater stock options, and the Amended LTIP expressly prohibits option repricing without stockholder approval.

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Other Features.

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  The Amended LTIP provides that no stock options or SARs will be granted with an exercise or base price less than the fair market value of our common stock on the date of grant.

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  The Amended LTIP provides that, subject to an exception for up to 5% of the maximum number of shares that may be issued or transferred under the Amended LTIP, restricted stock and restricted stock units that are not subject to the achievement of Management Objectives may not vest sooner than three years after the date of grant, other than on an annual ratable basis over a period of three years or longer or in the event of retirement, death, disability or a Change in Control (as defined in the Amended LTIP), and restricted stock and restricted stock units that are subject to the achievement of Management Objectives and performance shares and performance units may not vest sooner than one year after the date of grant, except in the event of retirement, death, disability or a Change in Control.

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  The Amended LTIP is designed to allow awards made under the Amended LTIP to potentially qualify as performance-based compensation under Section 162(m) of the Code.

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  The Board may delegate administration of the Amended LTIP to the Committee. Pursuant to such delegation, the Committee would have all of the powers and authority of the Board as described herein. However, such delegation will not be permitted with respect to awards granted to an executive officer or any person subject to Section 162(m) of the Code or who is subject to Section 16 of the Exchange Act.

       Shares Available Under the Amended LTIP.    As stated above, total awards that may be granted under the Amended LTIP are limited to 12.7 million shares. Notwithstanding anything to the contrary contained in the Amended LTIP, (1) the number of our common shares available will be adjusted to account for shares relating to awards that expire, are forfeited, terminated or cancelled without the issuance of common shares or are settled in cash in lieu of common shares, (2) if the exercise price of any option right, or the tax withholding requirements with respect to any award granted under the Amended LTIP, are satisfied by tendering shares to us, the tendered shares will again be available under the Amended LTIP and (3) if an SAR is exercised and settled in common shares, the difference between the total shares exercised and the net shares delivered will again be available for grant under the Amended LTIP, with the result being that only the number of common shares issued upon exercise of an SAR will be counted against the common shares available under the Amended LTIP. Any common shares issued under awards granted in connection with our assumption of awards made by a company that we acquire or under plans that we assume in connection with our acquisition of another company, under certain circumstances, will not reduce the number of shares available under the Amended LTIP. Shares issued under the Amended LTIP may be shares of original issuance or treasury shares or a combination of those shares. The Amended LTIP contains a number of limits on the number of common shares that can be issued, including to any one participant in a calendar year as described above. Further, the Amended LTIP limits the aggregate number of common shares that may be issued or transferred upon the exercise of incentive stock options, or ISOs, to 12.7 million shares. The limits contained in the Amended LTIP are subject to certain adjustments as provided in the Amended LTIP in the event of stock splits, stock dividends, the issuance of rights and certain other events.

       Eligibility.    Officers and other employees of ours and our subsidiaries, our directors or any person who has agreed to commence serving in any of those capacities within 90 days of the date of grant, presently estimated to be approximately 260 individuals, may be selected by the Board to receive awards under the Amended LTIP.

       Types of Awards Authorized.    The Amended LTIP provides for the granting of dividend equivalents, option rights, SARs, restricted stock, restricted stock units, performance shares, performance units and other awards that may be denominated or payable in, valued in whole or in part by reference to or otherwise based on or related to, our common shares or factors that may influence the value of our common shares. Awards granted under the Amended LTIP will be upon such terms as may be approved by the Committee and set forth in an evidence of award. An evidence of award will contain such terms and provisions, consistent with the Amended LTIP, as the Committee may approve, including provisions for the acceleration of vesting or satisfaction of other requirements upon the occurrence of certain events, including a Change in Control.

       Option Rights.    Option rights may be granted that entitle the optionee to purchase a specified number of shares of common stock at a price not less than the fair market value per share on the date of grant. Each grant of option rights will specify whether the option price will be payable:

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in cash or by check or wire transfer;

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by transfer to the Company of shares of common stock owned by the optionee having a value equal to the option price;

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by a combination of such payment methods; or

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by such other methods as may be approved by the Board.

       To the extent permitted by law, any grant of an option right may provide for deferred payment of the option price from the proceeds of sale through a broker of some or all of the shares to which the exercise relates. The closing market price of our common stock, as reported on the New York Stock Exchange on March 16, 2015, was $26.79 per share.

       Option rights that are awarded may consist of any of the following:

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options intended to qualify under particular provisions of the Code;

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options not intended to so qualify; or

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a combination of the foregoing.

       Incentive stock options may only be granted to participants who satisfy the definition of "employee" under Section 3401(c) of the Code.

       No option right may be exercisable more than 10 years from the date of grant. Each grant will specify the period or periods of continuous service with us or any subsidiary that is necessary before the option rights or installments thereof will become exercisable. A grant of option rights may provide for the earlier vesting of such option rights in the event of the retirement, death or disability of the participant or a Change in Control. Successive grants may be made to the same optionee whether or not option rights previously granted remain unexercised. Any grant of option rights may specify management objectives that must be achieved as a condition to exercising such rights. Before the exercise of such rights, the Board must determine that the management objectives have been satisfied. The exercise of an option right will result in the cancellation on a share-for-share basis of any related tandem SAR. Option rights will be subject to an evidence of award containing such terms and provisions, consistent with the Amended LTIP, as the Board may approve.

       SARs.    An SAR is a right, exercisable by surrender of the related option right (if granted in tandem with option rights) or by itself (if granted as a free-standing SAR), to receive from us an amount not exceeding 100% of the spread between the base price established for the SAR (or option price if a tandem SAR) and the value of a share of common stock on the date of exercise. Any grant may specify that the amount payable on exercise of an SAR may be paid in cash, in shares of common stock, or in any combination of cash and shares, and may either grant to the participant or retain in the Board the right to elect among those alternatives. Any SAR grant may specify that the amount payable on exercise may not exceed a maximum specified by the Board at the time of grant. Any grant may specify waiting periods before exercise and permissible exercise dates and periods. Any grant of an SAR may specify that such SAR be exercised only in the event of, or earlier in the event of, the retirement, death or disability of the participant or a Change in Control. Any grant of SARs may specify management objectives that must be achieved as a condition to exercise such rights. Before the exercise of such SARs, the Board must determine that the management objectives have been satisfied. SARs will be subject to an evidence of award containing such terms and provisions, consistent with the Amended LTIP, as the Board may approve.

       Tandem SARs may generally be granted at any time prior to the exercise or termination of the related option rights, but a tandem SAR awarded in relation to an incentive stock option must be granted concurrently with such incentive stock option. Tandem SARs may be exercised only when the related option right is exercisable and the spread is positive, and requires that the related option right be surrendered for cancellation. Successive grants of tandem SARs may be made to the same participant regardless of whether any tandem SAR previously granted to the participant remains unexercised.

       Free-Standing SARs must have a base price that is not less than the fair market value of a share of common stock on the date of grant. Successive grants of free-standing SARs may be made to the same participant regardless of whether any free-standing SARs remain unexercised. No free-standing SAR may be exercised more than 10 years from the date of grant.

       Restricted Stock.    A grant or sale of restricted stock constitutes the immediate transfer by the Company to a participant of ownership of a specific number of shares of common stock in consideration of the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares, but subject to a substantial risk of forfeiture and restrictions on transfer as described below. Such grant or sale may be made without additional consideration or in consideration of a payment by the participant that is less than the current fair market value of common stock.

       Restricted stock that vests solely upon the passage of time must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period of time determined by the Board on the date of grant, but no less than three years (but may vest ratably on an annual basis during the three-year period as determined by the Board at the date of grant). To enforce these forfeiture provisions, the transferability of restricted stock will be prohibited or restricted in a manner and to the extent prescribed by the Board on the date of grant for the applicable period.

       Any grant of restricted stock may specify management objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. If the grant of restricted stock provides for management objectives, the restrictions cannot lapse sooner than after one year, but may provide for earlier lapse in the event of the retirement, death or disability of the participant or a Change in Control. The Board may grant some awards, including shares of restricted stock, that are not subject to these minimum vesting requirements, so long as the aggregate number of such awards does exceed 5% of the maximum numbers of shares of common stock available under the Amended LTIP.

       Any grant of restricted stock may also specify in respect of management objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of shares of restricted stock on which restrictions will terminate if performance is at or above the minimum level, but below full achievement of the management objectives. Before termination or early termination of the restrictions, the Board must determine that the management objectives have been satisfied. Any grant or sale of restricted stock may require that any dividends or other distributions paid thereon during the period of the restrictions be automatically deferred and reinvested in additional shares of restricted stock, which may be subject to the same restrictions as the underlying award. Restricted stock will be subject to an evidence of award containing such terms and provisions, consistent with the Amended LTIP, as the Board may approve.

       Restricted Stock Units.    A grant of restricted stock units constitutes an agreement by us to deliver shares of common stock or cash to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include the achievement of management objectives) during the restriction period as the Board may specify. Awards of restricted stock units may be made without additional consideration or in consideration of a payment by such participant that is less than the fair market value per share at the date of grant. During the restriction period, the participant has no right to transfer any rights under his or her award and no rights of ownership in the underlying shares and no right to vote them, but the Board may, at the date of grant, authorize the payment of dividend equivalents on such restricted stock units on either a current or deferred or contingent basis, either in cash or in additional shares of common stock. Each grant or sale will specify the time and manner of payment of restricted stock units that have been earned. Any grant or sale may specify that the amount payable may be paid in cash, in shares of common stock or in any combination thereof and may either grant to the participant or retain in the Board the right to elect among those alternatives.

       If a restricted stock unit's restriction period lapses only by the passage of time rather than the achievement of management objectives, each such grant or sale will be subject to a restriction period of not less than three years, except that a grant or sale may provide that the restriction period will expire not sooner than ratably on an annual basis during the three-year period as determined by the Board at the date of grant. The Board may provide for a shorter restriction period in the event of the retirement, death or disability of the participant or a Change in Control. Any grant of restricted stock units may specify management objectives that, if achieved, will result in termination or early termination of the restriction period. If the grant of restricted stock units provides for management objectives, the restriction period cannot lapse sooner than after one year, but may be subject to earlier lapse in the event of the retirement, death or disability of the participant or a Change in Control. Any such grant may also specify in respect of such management objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of restricted stock units on which the restriction period will terminate if performance is at or above the minimum level, but below full achievement of the management objectives. Before the termination or early termination of the restrictions applicable to such restricted stock units, the Board must determine that the management objectives have been satisfied. Restricted stock units will be subject to an evidence of award containing such terms and provisions, consistent with the Amended LTIP, as the Board may approve.

       Performance Shares and Performance Units.    A performance share is the equivalent of one share of common stock and a performance unit is the equivalent of $1.00 or such other value as determined by the Board. Each grant of performance shares or performance units will specify the number of performance shares or performance units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors. However, no such adjustment will be made in the case of an award that is intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code (other than in connection with the death or disability of the participant or a change of control) if such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. Any grant of performance shares or performance units will specify management objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified management objectives a minimum acceptable level or levels of achievement and will set forth a formula for determining the number of performance shares or performance units that will be earned if performance is at or above the level(s), but falls short of full achievement of the specified management objectives. The grant of performance shares or performance units will specify that, before the performance shares or performance units will be earned and paid, the Board must determine that the management objectives have been satisfied. The specified performance period will be a period of time not less than one year, except in the case of the retirement, death or disability of the participant or a Change in Control, if the Board shall so determine.

       To the extent earned, the performance shares or performance units will be paid to the participant at the time and in the manner determined by the Board. Any grant may specify that the amount payable may be paid in cash, shares of common stock or any combination thereof and may either grant to the participant or retain in the Board the right to elect among those alternatives. The grant may provide for the payment of dividend equivalents in cash or in shares of common stock on a deferred basis contingent upon the achievement of the applicable management objectives. Performance shares and performance units will be subject to an evidence of award containing such terms and provisions, consistent with the Amended LTIP, as the Board may approve.

       Other Awards.    The Board may grant to any participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock or factors that may influence the value of such shares, including, without limitation,:

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convertible or exchangeable debt securities;

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other rights convertible or exchangeable into shares of common stock;

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purchase rights for shares of common stock;

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awards with value and payment contingent upon performance of the Company or specified subsidiaries, affiliates or other business units or any other factors designated by the Board; and

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awards valued by reference to the book value of shares of common stock or the value of securities of, or the performance of specified subsidiaries or affiliates or other business units of the Company.

       The Board will determine the terms and conditions of such other awards. Shares of common stock delivered pursuant to an award in the nature of a purchase right will be purchased for such consideration and paid for at such time, by such methods, and in such forms, including, without limitation, cash, shares of common stock, other awards, notes or other property, as the Board determines.

       Cash awards, as an element of or supplement to any other award granted under the Amended LTIP, may also be granted under the Amended LTIP. The Board may grant shares of common stock as a bonus, or may grant other awards in lieu of obligations of the Company or any of its subsidiaries to pay cash or deliver other property under the Amended LTIP or under other plans or compensatory arrangements, subject to such terms as determined by the Board in a manner that complies with Section 409A of the Code.

       Management Objectives.    The Amended LTIP contemplates that the Board will establish "Management Objectives" for purposes of performance shares and performance units. Option rights, SARs, restricted stock, restricted stock units, other awards under the Amended LTIP or dividend credits may also specify Management Objectives that must be achieved as a condition to exercising such rights in the case of options and SARs and to result in termination or early termination of the restrictions applicable to restricted stock, restricted stock units and other awards. Management Objectives may be described in terms of either company-wide objectives or objectives that are related to the performance of the individual participant or a subsidiary, division, department, region or function. The Management Objectives may be made relative to the performance of one or more other companies or subsidiaries, divisions, departments, regions or functions within such other companies, and may be made relative to an index or one or more of the performance criteria themselves. The Board may provide, in connection with the setting of Management Objectives, that any evaluation of performance may include or exclude certain items, including but not limited to, asset write downs, litigation or claim judgments or settlements, the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results, any reorganization and restructuring programs, extraordinary nonrecurring items, acquisitions or divestitures and foreign exchange gains and losses. To the extent such inclusions or exclusions affect the awards to "covered employees" (as defined in the Amended LTIP), they will be prescribed in a form that meets the requirements of Section 162(m) of the Code for deductibility.

       Management Objectives applicable to any award to a participant who is, or is determined by the Board likely to become, a "covered employee" within the meaning of Section 162(m) of the Company will be based on one or more, or a combination, of the following objectives, as determined by the Board in its sole discretion: adjusted net earnings, cash flow (including free cash flow), cost of capital, cost reduction, customer service, debt reduction, earnings and earnings growth (including earnings per share, earnings before taxes and earnings before interest and taxes), economic value added, gross profit or gross margin, inventory management, liquidity, market share, market value added, net income, operating profit and operating income, productivity improvement, profit after taxes, project execution, quality, recruitment and development of associates, reduction of fixed costs, return on assets and return on net assets, return on equity, return on invested capital, sales and sales growth, successful start-up of new facilities, successful acquisition/divestiture, total shareholder return and improvement of shareholder return, unit volume, unit cost, pricing and working capital.

       If the Board determines that a change in our business, operations, corporate structure or capital structure, or the manner in which we conduct our business, or other events or circumstances render the Management Objectives unsuitable, the Board may in its discretion modify those Management Objectives or the minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable, except in the case of a "covered employee" (other than in connection with a Change in Control) where such action would result in the loss of the otherwise available exemption under Section 162(m) of the Code. In such case, the Board may not make any modification of the Management Objectives or minimum acceptable level of achievement with respect to such "covered employee."

       Administration and Amendments.    The Amended LTIP is to be administered by the Board, except that the Board has the authority to delegate any or all of its powers under the Amended LTIP to the Committee or another committee of the Board (or a subcommittee thereof), or to one or more officers under certain circumstances. The Board has delegated administration of the Amended LTIP to the Committee. The Committee is authorized to interpret the Amended LTIP and related agreements and other documents.

       The Board may amend the Amended LTIP from time to time without further approval by our stockholders, except where the amendment (1) would materially increase the benefits accruing to participants under the Amended LTIP, (2) would materially increase the number of securities that may be issued under the Amended LTIP, (3) would materially modify the requirements for participation in the Amended LTIP or (4) must otherwise be approved by our stockholders in order to comply with applicable legal requirements or the requirements of the principal national securities exchange upon which the common shares are traded or quoted.

       Change in Control.    An evidence of award under the Amended LTIP may provide that, upon a Change in Control (as defined in the Amended LTIP), any awards that are outstanding as of the date of the Change in Control that are subject to vesting requirements and that are not then vested will become fully vested, all then-outstanding option rights and SARs will be fully vested and immediately exercisable and all restrictions and other conditions prescribed by the Board, if any, with respect to grants of restricted stock, restricted stock units, performance shares, performance units and other awards granted pursuant to the Amended LTIP will automatically lapse, expire and terminate and all such awards will be deemed to be fully earned.

       Transferability.    Except as otherwise determined by the Board, no option right or SAR or other derivative security granted under the Amended LTIP is transferable by a participant except upon death, by will or the laws of descent and distribution. Except as otherwise determined by the Board, option rights and SARs are exercisable during the optionee's lifetime only by him or her or by his or her guardian or legal representative.

       Adjustments.    The number of shares authorized under the Amended LTIP, subject to various limits contained in the Amended LTIP, and covered by outstanding awards under the Amended LTIP and, if applicable, the prices per share applicable thereto, will be adjusted in the event of stock dividends, extraordinary dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, split-offs, spin-outs, split-ups, reorganizations, liquidations, issuances of rights or warrants, and similar events. In the event of any such transaction or event or a Change in Control, the Board, in its discretion, may provide in substitution for any or all outstanding awards under the Amended LTIP such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and may require the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, in connection with any such transaction in which our stockholders receive only cash as consideration for their common shares, for each option right or SAR with an exercise price or base price greater than the consideration offered in connection with such transaction, the Board may in its sole discretion elect to cancel such option right or SAR without any payment to the person holding such option right or SAR. The Board will also make or provide for such adjustments in the number of shares available under the Amended LTIP and the other limitations contained in the Amended LTIP as the Board may determine appropriate to reflect any transaction or event described above. The Amended LTIP also provides that, without limiting the generality of the foregoing, in the event we issue warrants or other rights to acquire common shares on a pro rata basis to all stockholders, the Board will make such adjustments in the number of shares authorized under the Amended LTIP and in the limits contained in the Amended LTIP as it may determine to be equitable, including proportionately increasing the number of authorized shares or any such limit.

       Withholding Taxes.    To the extent that we are required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a participant or other person under the Amended LTIP, and the amounts available to us for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the participant or such other person make arrangements satisfactory to us for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit.

       Termination.    No grant will be made under the Amended LTIP after May 10, 2016, but all grants made on or prior to that date will continue in effect thereafter subject to the terms thereof and of the Amended LTIP. Except as discussed above under "Administration and Amendments," the Board may, in its discretion, terminate the Amended LTIP.

Federal Income Tax Consequences

       The following is a brief summary of some of the federal income tax consequences of certain transactions under the Amended LTIP based on federal income tax laws as in effect as of the date of this proxy statement. This summary is not intended to be complete and does not describe state or local tax consequences.

Tax Consequences to Participants

       Non-Qualified Option Rights.    In general, (1) no income will be recognized by an optionee at the time a non-qualified option right is granted; (2) at the time of exercise of a non-qualified option right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (3) at the time of sale of shares acquired pursuant to the exercise of a non-qualified option right, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

       Incentive Option Rights.    No income generally will be recognized by an optionee upon the grant or exercise of an ISO. The exercise of an ISO, however, may result in alternative minimum tax liability. If common shares are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

       If common shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

       Stock Appreciation Rights.    No income will be recognized by a participant in connection with the grant of a tandem SAR or a free-standing SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted common shares received on the exercise.

       Restricted Stock.    The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code ("Restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that is subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

       Restricted Stock Units.    No income generally will be recognized upon the award of restricted stock units. The recipient of a restricted stock unit award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted common shares on the date that such shares are transferred to the participant, or settled in cash, as the case may be, under the award (reduced by any amount paid by the participant for such restricted stock units), and the capital gains/loss holding period for such shares will also commence on such date.

       Performance Shares and Performance Units.    No income generally will be recognized upon the grant of performance shares or performance units. Upon payment in respect of the earn-out of performance shares or performance units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted common shares received.

Tax Consequences to the Company or Subsidiary

       To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code. In this regard, certain types of awards under the Amended LTIP, such as time-vested restricted stock and restricted stock units, cannot qualify as performance-based awards under Section 162(m) of the Code, and in other cases awards may fail to qualify if all requirements for qualification are not met in connection with such awards.

New Plan Benefits

       It is not possible to determine specific amounts and types of awards that may be awarded in the future under the Amended LTIP because the grant and actual settlement of awards under the Amended LTIP are subject to the discretion of the plan administrators.

The Board of Directors recommends a vote FOR approval of the material terms for qualified performance-based awards under the
USG Corporation Long-Term Incentive Plan, as amended and restated.

Equity Compensation Plan Information

       The following table sets forth information as of December 31, 2014 about our common stock that may be issued upon exercise of options under the Current LTIP.

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights	Weighted average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reported in column one)
Equity compensation plans approved by stockholders	3,559,771	$28.12	3,007,128
Equity compensation plans not approved by stockholders	—	—	—

Total	3,559,771	$28.12	3,007,128

 PROPOSAL 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS

       In accordance with its charter, the Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accountants for 2015. The Audit Committee requests that stockholders ratify this appointment. If stockholders do not ratify the appointment, the Audit Committee will consider whether it should appoint another independent registered public accounting firm. Deloitte & Touche LLP has been examining our financial statements since 2002.

       One or more representatives of Deloitte & Touche LLP will be present at the annual meeting to respond to appropriate questions from stockholders, and they will have the opportunity to make a statement if they desire to do so.

The Board of Directors recommends a vote FOR ratification of the appointment of
Deloitte & Touche LLP as our independent registered public accountants for 2015.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers, directors and greater than 10% owners file reports of beneficial ownership and changes in beneficial ownership of our common stock with the Securities and Exchange Commission. Based on a review of ownership reports filed with the Securities and Exchange Commission during 2014, we believe that all filing requirements under Section 16(a) were met by our directors and executive officers during that year.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

       On June 25, 2001, USG and ten of its subsidiaries filed for reorganization under Chapter 11 of the United States Bankruptcy Code. USG and those subsidiaries emerged from Chapter 11 on June 20, 2006. As a result, within the last ten years, all of our executive officers other than Matthew F. Hilzinger, who joined us as Executive Vice President and Chief Financial Officer in 2012, have been associated with a corporation that filed a petition under the federal bankruptcy laws that remained contested and had not been finally approved.

ADDITIONAL INFORMATION

       In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone or other means with no additional compensation paid for those services.

       A copy of our Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission, will be sent without charge to any stockholder upon written request addressed to USG Corporation, c/o Corporate Secretary, 550 West Adams Street, Chicago, Illinois 60661-3676. The Annual Report on Form 10-K may also be accessed at the Securities and Exchange Commission website www.sec.gov or our website www.usg.com.

       The Board does not know of any matter to be presented for action at the annual meeting other than the matters identified in this proxy statement. If any other matter is properly presented for action, the individuals named in the proxy solicited by the Board intend to vote on such matter in accordance with their best judgment on behalf of the stockholders they represent.

DEADLINE FOR STOCKHOLDER PROPOSALS

       Stockholder proposals intended for inclusion in the proxy statement for our next regularly scheduled annual meeting in May 2016 must be received by us no later than December 4, 2015. Any such stockholder proposal must comply with Rule 14a-8 of Regulation 14A of the Securities and Exchange Commission. Under our By-laws, stockholder proposals not intended for inclusion in the proxy statement, but intended to be raised at our regularly scheduled annual meeting of stockholders in May 2016, including nominations for election of director(s) other than the Board's nominees, must be received no earlier than January 3, 2016 nor later than February 2, 2016 and must comply with the procedures outlined in our By-laws. The By-laws are accessible on our website www.usg.com. A copy of the By-laws also is available upon written request to USG Corporation, c/o Corporate Secretary, 550 West Adams Street, Chicago, Illinois 60661-3676.

By order of the Board of Directors,

STANLEY L. FERGUSON Executive Vice President, General Counsel and Secretary

April 2, 2015

 Annex A

USG CORPORATION

AUDIT COMMITTEE PRE-APPROVAL POLICY

       The Audit Committee has adopted the following guidelines regarding the engagement of an independent registered public accounting firm, or independent auditor, to perform audit and non-audit services for USG Corporation (the "Corporation").

STATEMENT OF PRINCIPLES

       In accordance with Sections 201(a) and 202 of the Sarbanes-Oxley Act of 2002, the Audit Committee pre-approves all audit and non-audit services performed by the independent auditors. The Audit Committee will periodically review and authorize policies and procedures, including pre-approval policies and procedures, for the Corporation to follow in engaging the independent auditors to provide services to the Corporation.

       When the Corporation seeks to engage the independent auditors to provide services not pre-approved in the annual authorization, specific pre-approval of such services must be made by the Audit Committee or its Chair. Any pre-approval by the Chair must be presented to the Audit Committee at its next regularly scheduled meeting. The independent auditors are not authorized to provide any services that are prohibited by United States Securities and Exchange Commission (the "SEC") regulation, or any other applicable law or regulation. Additionally, the independent auditors are not allowed to provide any service to the Corporation under a contingent fee arrangement.

AUDIT SERVICES

       At its March meeting, the Audit Committee will review and approve the independent auditors' plan for the year outlining the scope of audit services (including statutory audit engagements as required under local country laws) to be performed for the year, the proposed fees and the related engagement letter. During the remainder of the year, the Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, the Corporation's structure or other matters.

       Audit services include the annual audits of the Corporation's internal controls and consolidated financial statements and quarterly reviews of the Corporation's consolidated financial statements, all in accordance with generally accepted auditing standards. Audit services also include statutory audits of the Corporation's subsidiaries as required by local country laws.

       Audit services also may include services related to the issuance of comfort letters, consents, the review of registration statements filed with the SEC, and the review of, or consultation related to, non-ordinary transactions that may arise during the year. These other audit services may be approved from-time-to-time by the Audit Committee in the same manner as the pre-approval of non-audit services described below.

NON-AUDIT SERVICES

       In cases where management believes that the Corporation's independent auditors should be used for non-audit services, management will submit to the Audit Committee for approval annually at its November meeting, a detailed list of particular non-audit services that it recommends the Audit Committee engage the independent auditors to provide during the following calendar year, as well as detailed backup documentation to the extent necessary to inform the Audit Committee of each of the specific services proposed to be provided. Management and the independent auditors will each confirm to the Audit Committee that each non-audit service on the list is permissible under applicable legal requirements, including the SEC's rules regarding auditor independence. In addition to the list of planned non-audit services, a related budget for expenditures for each non-audit service for the following calendar year will be provided. The budget for non-audit services will reflect the Corporation's policy that fees for non-audit work related to tax planning and other services generally should not exceed the fees for audit, audit-related and tax compliance services.

       The Audit Committee will evaluate the non-audit services recommended by management and assess whether the provision of such services is consistent with appropriate principles of auditor independence and such other factors that the Audit Committee considers relevant, including the principles that (1) the auditor cannot function in the role of management, (2) the auditor cannot audit his or her own work and (3) the auditor cannot serve in an advocacy role for the Corporation. Based on such evaluation, the Audit Committee will determine whether to approve each non-audit service and the budget for each approved service.

       Management is responsible for monitoring the non-audit services provided and the level of related fees against the pre-approval authorization, and will report each actual service provided and a comparison of actual versus pre-approved fees for such service to the Audit Committee on a periodic basis and no less frequently than annually. The independent auditor also will monitor its actual services and fees against the pre-approval authorization and advise management if it is reasonably likely that the level of pre-approved fees for any particular service may need to be exceeded or if it believes that a requested service is not consistent with the pre-approval authorization of the Audit Committee. Any reasonably likely budget overrun, as well as any unresolved question regarding whether a requested service has been pre-approved, shall be reported to the Audit Committee, or its Chair, as promptly as is appropriate under the circumstances, and in any event, no later than the next regularly scheduled Audit Committee meeting.

       To ensure prompt handling of unexpected matters, the Audit Committee delegates to the Chair the authority to amend or modify the list of approved non-audit services and related fees. The Chair will report to the Audit Committee at its next meeting any approval so given.

       Non-audit services include the following:

       Audit-Related Services — These include assurance and related services that are reasonably related to the performance of the audit or review of the Corporation's financial statements and that are traditionally performed by the independent auditors. Audit-related services may include, among other things, assistance related to the internal control reporting requirements prescribed under Section 404 of the Sarbanes-Oxley Act of 2002, due diligence related to acquisitions, joint ventures and dispositions, attest services that are not required by statute and consultations concerning financial accounting and reporting matters not related to the current-year audit.

       Tax Services — Tax services may include, but are not limited to, services such as international tax compliance services, property tax services, expatriate tax services, domestic and international tax planning and tax advice related to acquisitions, joint ventures and dispositions. The Audit Committee will normally not permit the retention of the independent auditors in connection with a transaction initially recommended by the independent auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

       Other Services — The Audit Committee also may grant pre-approval to other permissible non-audit services in situations that it considers appropriate.

PROHIBITED NON-AUDIT SERVICES

       Non-audit service categories that are prohibited, including those listed under Section 201 of the Sarbanes-Oxley Act of 2002 and Rule 2-01(c)(4) of Regulation S-X and further defined in the regulations, are identified below:

       1.    Bookkeeping or Other Services Related to the Corporation's Accounting Records or Financial Statements

       2.    Financial Information Systems Design and Implementation

       3.    Appraisal or Valuation Services, Fairness Opinion or Contribution-in-Kind Reports

       4.    Actuarial Services

       5.    Internal Audit Outsourcing Services

       6.    Managerial Functions

       7.    Human Resources

       8.    Broker-Dealer, Investment Advisor or Investment Banking Services

       9.    Legal Services

       10.  Expert Services

       11.  Services related to marketing, planning or opining in favor of the tax treatment of a confidential or "aggressive" transaction, including listed transactions

       12.  Tax services to certain members of management who serve in financial reporting oversight roles at the audit client or to the immediate family members of such individuals

       The foregoing list is subject to the SEC's rules and relevant interpretive guidance concerning the precise definitions of these services and the potential applicability of exceptions to certain of the prohibitions.

 Annex B

USG CORPORATION

MANAGEMENT INCENTIVE PLAN, AS AMENDED AND RESTATED

(Effective May 13, 2015)

1)
Purpose.    The purposes of the USG Corporation Management Incentive Plan (the "Plan") are to attract and retain executive officers of USG Corporation, a Delaware corporation (the "Corporation"), and to provide those individuals with incentives for superior performance. Incentive Bonus payments made under the Plan are intended to constitute qualified "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and Section 1.162-27 of the Treasury Regulations promulgated thereunder, and the Plan shall be construed consistently with such intention.

2)
Definitions.    As used in this Plan:

a)
"Board" means the Board of Directors of the Corporation.

b)
"Code" means the Internal Revenue Code of 1986, as amended from time to time.

c)
"Committee" means the Compensation and Organization Committee of the Board or any other committee appointed by the Board to administer the Plan; provided, however, that in any event the Committee shall be comprised of not less than two directors of the Corporation, each of whom shall qualify as an "outside director" for purposes of Section 162(m) of the Code and Section 1.162-27(e)(3) of the Regulations.

d)
"Covered Employee" means a "covered employee" of the Corporation within the meaning of Section 162(m) of the Code and Section 1.162-27(c)(2) of the Regulations.

e)
"Effective Date" means the date of approval of the Plan by the Corporation's stockholders.

f)
"Eligible Employees" means all of the Corporation's executive officers.

g)
"Incentive Bonus" means, for each Eligible Employee, a bonus opportunity amount determined by the Committee pursuant to Section 5 below.

h)
"Management Objectives" means the measurable performance objective or objectives established pursuant to this Plan for Eligible Employees. Management Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Eligible Employee or of one or more Subsidiaries, divisions, departments, regions, functions or other organizational units within the Corporation or a Subsidiary. The Management Objectives may be made relative to the performance of one or more other companies or subsidiaries, divisions, departments, regions, functions or other organizational units within such other companies, and may be made relative to an index or one or more of the performance objectives themselves. The Committee may provide, in connection with the setting of the Management Objectives, that any evaluation of performance may include or exclude certain items that may occur during any fiscal year, including, but not limited to, the following: (a) asset write downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Corporation's annual report to stockholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect the Incentive Bonus to Covered Employees, they shall be prescribed in a form that meets the requirements of Section 162(m) of the Code for deductibility. The Management Objectives shall be based on one or more, or a combination, of the following metrics, as determined by the Committee in its sole discretion:

  i)
  Adjusted net earnings

  ii)
  Cash flow (including free cash flow)

      iii)
      Cost of capital

      iv)
      Cost reduction

      v)
      Customer service

      vi)
      Debt reduction

      vii)
      Earnings and earnings growth (including earnings per share and earnings before taxes and earnings before interest and taxes)

      viii)
      Economic value added

      ix)
      Gross profit or gross margin

      x)
      Inventory management

      xi)
      Liquidity

      xii)
      Market share

      xiii)
      Market value added

      xiv)
      Net income

      xv)
      Operating profit and operating income

      xvi)
      Productivity improvement

      xvii)
      Profit after taxes

      xviii)
      Project execution

      xix)
      Quality

      xx)
      Recruitment and development of associates

      xxi)
      Reduction of fixed costs

      xxii)
      Return on assets and return on net assets

      xxiii)
      Return on equity

      xxiv)
      Return on invested capital

      xxv)
      Sales and sales growth

      xxvi)
      Successful start-up of new facility

      xxvii)
      Successful acquisition/divestiture

      xxviii)
      Total shareholder return and improvement of shareholder return

      xxix)
      Unit volume

      xxx)
      Unit cost

      xxxi)
      Pricing

      xxxii)
      Working capital (including cash, accounts receivable, and accounts payable)

  i)
  "Regulations" mean the Treasury Regulations promulgated under the Code, as amended from time to time.

  j)
  "Subsidiary" means a corporation, company or other entity (i) at least 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but at least 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Corporation.

3)
Administration of the Plan.    The Plan shall be administered by the Committee, which shall have full power and authority to construe, interpret and administer the Plan and shall have the exclusive right to establish Management Objectives and the amount of the Incentive Bonus payable to each Eligible Employee upon the achievement of the specified Management Objectives.

4)
Eligibility.    Eligibility under this Plan is limited to Eligible Employees, as defined above.

5)
Awards.

a)
Not later than the 90th day of each fiscal year of the Corporation, the Committee shall establish the Management Objectives for each Eligible Employee and the amount of Incentive Bonus payable (or formula for determining such amount) upon full achievement of the specified Management Objectives. The Committee may further specify, in respect of the specified Management Objectives, a minimum acceptable level of achievement below which no Incentive Bonus payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of maximum achievement of the specified Management Objectives. The Committee may not modify any terms of awards established pursuant to this section, except to the extent that after such modification the Incentive Bonus would continue to constitute qualified "performance-based compensation" for purposes of Section 162(m) of the Code.

b)
The Committee retains the discretion to reduce the amount of any Incentive Bonus that would be otherwise payable to an Eligible Employee (including a reduction in such amount to zero).

c)
Notwithstanding any other provision of the Plan to the contrary, in no event shall the Incentive Bonus paid to an Eligible Employee under the Plan for a year exceed $4.0 million.

6)
Committee Certification.    As soon as reasonably practicable after the end of each fiscal year of the Corporation, the Committee shall determine whether the Management Objective or Objectives have been achieved and the amount of the Incentive Bonus to be paid to each Eligible Employee for such fiscal year and shall certify such determinations in writing.

7)
Payment of Incentive Bonuses.    Incentive Bonuses shall be paid in cash within 30 days after written certification pursuant to Section 6, but in no event later than the fifteenth day of the third month after the end of the Corporation's fiscal year.

8)
No Right to Bonus or Continued Employment.    Neither the establishment of the Plan, the provision for or payment of any amounts hereunder nor any action of the Corporation, the Board or the Committee with respect to the Plan shall be held or construed to confer upon any person (a) any legal right to receive, or any interest in, an Incentive Bonus or any other benefit under the Plan or (b) any legal right to continue to serve as an officer or employee of the Corporation or any Subsidiary.

9)
Withholding.    The Corporation or a participating Subsidiary shall have the right to withhold, or require an Eligible Employee to remit to the Corporation, an amount sufficient to satisfy any applicable federal, state, local or foreign withholding tax requirements imposed with respect to the payment of any Incentive Bonus and the Corporation or participating Subsidiary shall be entitled to deduct such amounts from the Incentive Bonus hereunder paid.

10)
Nontransferability.    Except as expressly provided by the Committee, the rights and benefits under the Plan shall not be transferable or assignable other than by will or the laws of descent and distribution.

11)
Amendment and Termination of the Plan.    The Board may at any time amend or terminate the Plan, except that no amendment will be effective without approval by the Corporation's stockholders if such approval is necessary to qualify amounts payable hereunder as performance-based compensation under Section 162(m) of the Code. Unless it is re-approved by the stockholders, the Plan will terminate on the date of the first shareholder meeting that occurs in the fifth year after the year of the last reapproval by the stockholders. No termination of the Plan will affect Management Objectives and related awards established by the Committee prior to such termination.

 Annex C

USG CORPORATION

LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED

(Effective May 13, 2015)

1)
Purpose.    The purpose of this Long-Term Incentive Plan is to attract and retain officers and other employees of USG Corporation, a Delaware corporation, and its Subsidiaries and directors of USG Corporation, and to provide to such persons incentives and rewards for performance.

2)
Definitions.    As used in this Plan,

a)
"Appreciation Right" means a right granted pursuant to Section 5 of this Plan, and will include both Free-Standing Appreciation Rights and Tandem Appreciation Rights.

b)
"Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right or a Tandem Appreciation Right.

c)
"Board" means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 10 of this Plan, such committee (or subcommittee).

d)
"Change in Control" has the meaning set forth in Section 12 of this Plan.

e)
"Code" means the Internal Revenue Code of 1986, as amended from time to time.

f)
"Common Shares" means the shares of common stock, par value $0.10 per share, of the Company or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 11 of this Plan.

g)
"Company" means USG Corporation, a Delaware corporation, and its successors.

h)
"Covered Employee" means a Participant who is, or is determined by the Board to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision).

i)
"Date of Grant" means the date specified by the Board on which a grant of Option Rights, Appreciation Rights, Performance Shares, Performance Units or other awards contemplated by Section 9 of this Plan, or a grant or sale of Restricted Stock, Restricted Stock Units, or other awards contemplated by Section 9 of this Plan, will become effective (which date will not be earlier than the date on which the Board takes action with respect thereto).

j)
"Director" means a member of the Board of Directors of the Company.

k)
"Effective Date" means May 10, 2006.

l)
"Evidence of Award" means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Board that sets forth the terms and conditions of the awards granted under the Plan. An Evidence of Award may be in an electronic medium, may be limited to notation on the books and records of the Company and, with the approval of the Board, need not be signed by a representative of the Company or a Participant.

m)
"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

n)
"Free-Standing Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right.

o)
"Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

  p)
  "Incumbent Directors" means the individuals who, as of the Effective Date, are Directors of the Company and any individual becoming a Director subsequent to the Effective Date whose election, nomination for election by the Company's stockholders, or appointment, was approved by a vote of at least two-thirds of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination); provided, however, that an individual shall not be an Incumbent Director if such individual's election or appointment to the Board occurs as a result of an actual or threatened election contest (as described in Rule 14a-12(c) of the Exchange Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

  q)
  "Management Objectives" means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, dividend credits and other awards pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of a Subsidiary, division, department or function within the Company or a Subsidiary. The Management Objectives may be made relative to the performance of one or more other companies or subsidiaries, divisions, departments, regions or functions within such other companies, and may be made relative to an index or one or more of the performance criteria themselves. The Board may provide, in connection with the setting of the Management Objectives, that any evaluation of performance may include or exclude certain items that may occur during any fiscal year, including, but not limited to, the following: (i) asset write downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; and (vii) foreign exchange gains and losses. To the extent such inclusions or exclusions affect the awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Section 162(m) of the Code for deductibility. The Management Objectives applicable to any award to a Covered Employee will be based on one or more, or a combination, of the following objectives, as determined by the Board in its sole discretion:

(1)	Adjusted net earnings
(2)	Cash flow (including free cash flow)
(3)	Cost of capital
(4)	Cost reduction
(5)	Customer service
(6)	Debt reduction
(7)	Earnings and earnings growth (including earnings per share and earnings before taxes and earnings before interest and taxes)
(8)	Economic value added
(9)	Gross profit or gross margin
(10)	Inventory management
(11)	Liquidity
(12)	Market share
(13)	Market value added

(14)	Net income
(15)	Operating profit and operating income
(16)	Productivity improvement
(17)	Profit after taxes
(18)	Project execution
(19)	Quality
(20)	Recruitment and development of associates
(21)	Reduction of fixed costs
(22)	Return on assets and return on net assets
(23)	Return on equity
(24)	Return on invested capital
(25)	Sales and sales growth
(26)	Successful start-up of new facility
(27)	Successful acquisition/divestiture
(28)	Total shareholder return and improvement of shareholder return
(29)	Unit volume
(30)	Unit cost
(31)	Pricing
(32)	Working capital

If the Board determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Board may in its discretion modify such Management Objectives or the related levels of achievement, in whole or in part, as the Board deems appropriate and equitable, except in the case of a Covered Employee (other than in connection with a Change in Control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Board will not make any modification of the Management Objectives or the level or levels of achievement with respect to such Covered Employee.

  r)
  "Market Value per Share" means, as of any particular date, the closing sales price of the Common Shares or, as determined by the Board, the average closing sales price of the Common Shares over a period of time, either before or after any particular date, of one to ten days, as reported on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Shares are listed. If there is no regular trading market for such Common Shares, the Market Value per Share shall be determined by the Board. The Board is authorized to adopt another fair market value pricing method, provided such method is stated in the Evidence of Award and is in compliance with the fair market value pricing rules set forth in Section 409A of the Code.

  s)
  "Optionee" means the optionee named in an Evidence of Award evidencing an outstanding Option Right.

  t)
  "Option Price" means the purchase price payable on exercise of an Option Right.

  u)
  "Option Right" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 of this Plan.

  v)
  "Participant" means a person who is selected by the Board to receive benefits under this Plan and who is at the time an officer, other employee or director of the Company, or an officer or other employee of any one or more of the Company's Subsidiaries, or who has agreed to commence serving in any such capacity within 90 days of the Date of Grant. The term "Participant" may also include any person who provides services to the Company or a Subsidiary that are substantially equivalent to those typically provided by an employee.

  w)
  "Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

  x)
  "Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

  y)
  "Performance Unit" means a bookkeeping entry awarded pursuant to Section 8 of this Plan that records a unit equivalent to $1.00 or such other value as is determined by the Board.

  z)
  "Plan" means this USG Corporation Long-Term Incentive Plan (Amended and Restated effective May 13, 2015), as it may be further amended from time to time.

  aa)
  "Restricted Stock" means Common Shares granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers has expired.

  bb)
  "Restriction Period" means the period of time during which Restricted Stock Units are subject to restrictions, as provided in Section 7 of this Plan.

  cc)
  "Restricted Stock Unit" means an award made pursuant to Section 7 of this Plan of the right to receive Common Shares or cash at the end of a specified period.

  dd)
  "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised over the Option Price or Base Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

  ee)
  "Subsidiary" means a corporation, company or other entity (i) at least 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but at least 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which at the time the Company owns or controls, directly or indirectly, at least 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

  ff)
  "Tandem Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right.

  gg)
  "Voting Stock" means securities entitled to vote generally in the election of directors.

3)
Shares Available Under the Plan.

a)
Maximum Shares Available Under Plan.    Subject to adjustment as provided in Section 11 of this Plan, the number of Common Shares that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) in payment of Restricted Stock and released from substantial risks of forfeiture thereof, (iii) as Restricted Stock Units, (iv) in payment of Performance Shares or Performance Units that have been earned, (v) as awards contemplated by Section 9 of this Plan, or (vi) in payment of dividend equivalents paid with respect to awards made under the Plan will not exceed in the aggregate 12.7 million Common Shares (8.2 million of which, as adjusted pursuant to the terms of this Plan, were approved by stockholders in 2006 and 4.5 million of which were approved by stockholders in 2010). Common Shares covered by an award granted under the Plan shall not be counted as used unless and until they are actually issued and delivered to a Participant. Notwithstanding anything to the contrary contained herein: (A) the number of Common Shares available under this Plan will be adjusted to account for shares relating to awards that expire, are forfeited, terminated or cancelled without the issuance of Common Shares and to awards settled in cash in lieu of Common Shares; (B) if the Option Price of any Option Right granted under the Plan or the tax withholding requirements with respect to any award granted under the Plan are satisfied by tendering shares to the Company (by either actual delivery or attestation), such tendered shares shall again be available for grant under this Plan; and (C) if an Appreciation Right is exercised and settled in Common Shares, the difference between the total shares exercised and the net shares delivered shall again be available for grant under this Plan, with the result being that only the number of Common Shares issued upon exercise of an Appreciation Right are counted against the Common Shares available under the Plan. Common Shares issued under awards granted in connection with the assumption of or substitution or exchange for previously granted awards made by an entity acquired by the Company pursuant to a merger, acquisition or similar transaction ("Substitute Awards") shall not reduce the Common Shares authorized for grant under the Plan, nor shall Common Shares subject to a Substitute Award again be available for awards under the Plan to the extent of any forfeiture, expiration or cash settlement as provided in Section 3(a) of the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, to reflect the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for awards under the Plan and shall not reduce the Common Shares authorized for grant under the Plan; provided, however, that awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or any Subsidiary prior to such acquisition or combination. Shares issued under the Plan may be shares of original issuance or treasury shares or a combination of the foregoing.

  b)
  Life of Plan Limits.

  i)
  Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 11 of this Plan, the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed 12.7 million Common Shares.

  ii)
  Awards will not be granted under Section 9 of the Plan to the extent they would involve the issuance of more than 635,000 shares in the aggregate (subject to adjustment as provided in Section 11).

  c)
  Individual Participant Limits.    Notwithstanding anything in this Section 3, or elsewhere in this Plan to the contrary, and subject to adjustment as provided in Section 11 of this Plan:

  i)
  No Participant will be granted Option Rights or Appreciation Rights, in the aggregate, for more than 600,000 Common Shares during any calendar year.

  ii)
  No Participant will be granted Restricted Stock or Restricted Stock Units that specify Management Objectives, Performance Shares or other awards under Section 9 of this Plan, in the aggregate, for more than 300,000 Common Shares during any calendar year.

  iii)
  Notwithstanding any other provision of this Plan to the contrary, in no event will any Participant in any calendar year receive an award of Performance Units or other awards under Section 9 of this Plan having an aggregate maximum value as of their respective Dates of Grant in excess of $10,000,000.

  d)
  Exclusion from the Limit.    If, under this Plan, a Participant has elected to give up the right to receive compensation in exchange for Common Shares based on fair market value, such Common Shares will not count against the number of shares available in Section 3(a) above.

4)
Option Rights.    The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase Common Shares. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

a)
Each grant will specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this Plan.

b)
Each grant will specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant.

c)
Each grant will specify whether the Option Price will be payable (i) in cash or by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company of Common Shares owned by the Optionee having a value at the time of exercise equal to the total Option Price, (iii) by a combination of such methods of payment, or (iv) by such other methods as may be approved by the Board.

d)
To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

e)
Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

f)
Each grant will specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable. A grant of Option Rights may provide for the earlier exercise of such Option Rights in the event of the retirement, death or disability of a Participant or a Change in Control.

g)
Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

h)
Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of "employees" under Section 3401(c) of the Code.

i)
The exercise of an Option Right will result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under Section 5 of this Plan.

j)
No Option Right will be exercisable more than 10 years from the Date of Grant.

k)
Each grant of Option Rights will be evidenced by an Evidence of Award. Each Evidence of Award shall be subject to this Plan and shall contain such terms and provisions, consistent with this Plan, as the Board may approve.

5)
Appreciation Rights.

a)
The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted hereunder, and (ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right will be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Board, which will be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right will be a right of the Participant to receive from the Company an amount determined by the Board, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

  b)
  Each grant of Appreciation Rights may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

  i)
  Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

  ii)
  Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

  iii)
  Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

  iv)
  Any grant may specify that such Appreciation Right may be exercised only in the event of, or earlier in the event of, the retirement, death or disability of a Participant or a Change in Control.

  v)
  Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Appreciation Rights.

  vi)
  Each grant of Appreciation Rights will be evidenced by an Evidence of Award, which Evidence of Award will describe such Appreciation Rights, identify the related Option Rights (if applicable), and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

  c)
  Any grant of Tandem Appreciation Rights will provide that such Tandem Appreciation Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation. Successive grants of Tandem Appreciation Rights may be made to the same Participant regardless of whether any Tandem Appreciation Rights previously granted to the Participant remain unexercised.

  d)
  Regarding Free-Standing Appreciation Rights only:

  i)
  Each grant will specify in respect of each Free-Standing Appreciation Right a Base Price, which may not be less than the Market Value per Share on the Date of Grant;

  ii)
  Successive grants may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised; and

  iii)
  No Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

6)
Restricted Stock.    The Board may, from time to time and upon such terms and conditions as it may determine, authorize the grant or sale of Restricted Stock to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

a)
Each such grant or sale will constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

b)
Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

c)
Each such grant or sale will provide that the Restricted Stock covered by such grant or sale that vests upon the passage of time will be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board at the Date of Grant and may provide for the earlier lapse of such substantial risk of forfeiture as provided in Section 6(e) below or in the event of the retirement, death or disability of a Participant or a Change in Control.

d)
Each such grant or sale will provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Stock will be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee).

  e)
  Any grant of Restricted Stock may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such Restricted Stock. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of shares of Restricted Stock on which restrictions will terminate if performance is at or above the minimum level, but falls short of maximum achievement of the specified Management Objectives. The grant of Restricted Stock will specify that, before the termination or early termination of restrictions applicable to such Restricted Stock, the Board must determine that the Management Objectives have been satisfied.

  f)
  Any such grant or sale of Restricted Stock may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional shares of Restricted Stock, which may be subject to the same restrictions as the underlying award.

  g)
  Each grant or sale of Restricted Stock will be evidenced by an Evidence of Award and will contain such terms and provisions, consistent with this Plan, as the Board may approve. Unless otherwise directed by the Board, any certificates representing shares of Restricted Stock will be held in custody by the Company until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

7)
Restricted Stock Units.    The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting or sale of Restricted Stock Units to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

a)
Each such grant or sale will constitute the agreement by the Company to deliver Common Shares or cash to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include the achievement of Management Objectives) during the Restriction Period as the Board may specify. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of shares of Restricted Stock Units on which restrictions will terminate if performance is at or above the minimum level, but falls short of maximum achievement of the specified Management Objectives. The grant of such Restricted Stock Units will specify that, before the termination or early termination of restrictions applicable to such Restricted Stock Units, the Board must determine that the Management Objectives have been satisfied.

b)
Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

c)
Each grant or sale of Restricted Stock Units will be subject to a Restriction Period as determined by the Board at the Date of Grant, and may provide for the earlier lapse or other modification of such Restriction Period in the event of the retirement, death or disability of a Participant or a Change in Control.

d)
During the Restriction Period, the Participant will have no right to transfer any rights under his or her award and will have no rights of ownership in the Restricted Stock Units and will have no right to vote them, but the Board may at the Date of Grant, authorize the payment of dividend equivalents on such Restricted Stock Units on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

e)
Each grant or sale will specify the time and manner of payment of the Restricted Stock Units that have been earned. Any grant or sale may specify that the amount payable with respect thereto may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

  f)
  Each grant or sale of Restricted Stock Units will be evidenced by an Evidence of Award and will contain such terms and provisions, consistent with this Plan, as the Board may approve.

8)
Performance Shares and Performance Units.    The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives during the Performance Period. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

a)
Each grant will specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment will be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

b)
The Performance Period with respect to each Performance Share or Performance Unit will be such period of time as will be determined by the Board at the time of grant, which may be subject to earlier lapse or other modification in the event of the retirement, death or disability of a Participant or a Change in Control.

c)
Any grant of Performance Shares or Performance Units will specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a level or levels of achievement and will set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level or levels, but falls short of maximum achievement of the specified Management Objectives. The grant of Performance Shares or Performance Units will specify that, before the Performance Shares or Performance Units will be earned and paid, the Board must determine that the Management Objectives have been satisfied.

d)
Each grant will specify the time and manner of payment of Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

e)
Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board at the Date of Grant. Any grant of Performance Units may specify that the amount payable or the number of Common Shares issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant.

f)
The Board may at the Date of Grant of Performance Shares provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

g)
Each grant of Performance Shares or Performance Units will be evidenced by an Evidence of Award and will contain such other terms and provisions, consistent with this Plan, as the Board may approve.

9)
Other Awards.

a)
The Board may, subject to limitations under applicable law, grant to any Participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Shares or factors that may influence the value of such shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Shares, purchase rights for Common Shares, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, affiliates or other business units thereof or any other factors designated by the Board, and awards valued by reference to the book value of Common Shares or the value of securities of, or the performance of specified Subsidiaries or affiliates or other business units of the Company. The Board shall determine the terms and conditions of such awards.

    Common Shares delivered pursuant to an award in the nature of a purchase right granted under this Section 9 shall be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, cash, Common Shares, other awards, notes or other property, as the Board shall determine.

  b)
  Cash awards, as an element of or supplement to any other award granted under this Plan, may also be granted pursuant to this Section 9 of this Plan.

  c)
  The Board may grant Common Shares as a bonus, or may grant other awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Board in a manner that complies with Section 409A of the Code.

10)
Administration of the Plan.

a)
This Plan will be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to the Compensation and Organization Committee of the Board or any other committee of the Board (or a subcommittee thereof), as constituted from time to time. To the extent of any such delegation, references in this Plan to the Board will be deemed to be references to such committee or subcommittee.

b)
The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or other awards pursuant to Section 9 of this Plan and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document will be final and conclusive.

c)
The Board or, to the extent of any delegation as provided in Section 10(a), the committee, may delegate to one or more of its members or to one or more officers of the Company, or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Board, the committee, or any person to whom duties or powers have been delegated as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Board, the committee or such person may have under the Plan. The Board or the committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as the Board or the committee: (i) designate employees to be recipients of awards under this Plan; and (ii) determine the size of any such awards; provided, however, that (A) the Board or the Committee shall not delegate such responsibilities to any such officer for awards granted to any executive officer or any person subject to Section 162(m) of the Code or who is an officer, director or more than 10% beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act; (B) the resolution providing for such authorization sets forth the total number of Common Shares such officer(s) may grant; and (C) the officer(s) shall report periodically to the Board or the committee, as the case may be, regarding the nature and scope of the awards granted pursuant to the authority delegated.

11)
Adjustments.    The Board shall make or provide for such adjustments in the numbers of Common Shares authorized under the Plan, subject to limits contained in Section 3 of the Plan, and covered by outstanding Option Rights, Appreciation Rights, Restricted Stock Units, Performance Shares and Performance Units granted hereunder and, if applicable, in the number of Common Shares covered by other awards granted pursuant to Section 9 hereof, in the Option Price and Base Price, and in the kind of shares covered thereby, as the Board, in its sole discretion may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, extraordinary dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any Change in Control, merger, consolidation, spin-off, split- off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration (including cash), if any, as it may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, in connection with any such transaction in which our stockholders receive only cash as consideration for their common shares, for each Option Right or Appreciation Right with an exercise price or base price greater than the consideration offered in connection with such transaction, the Board may in its sole discretion elect to cancel such Option Right or Appreciation Right without any payment to the person holding such Option Right or Appreciation Right. The Board shall also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 11; provided, however, that any such adjustment to the number specified in Section 3(b) will be made only if and to the extent that (i) such adjustment would not cause any option intended to qualify as an Incentive Stock Option to fail so to qualify and (ii) such adjustment would not result in negative tax consequences under Section 409A of the Code. Without limiting the generality of the foregoing, in the event that the Company issues warrants or other rights to acquire Common Shares on a pro rata basis to all shareholders, the Board shall make such adjustments in the number of Common Shares authorized under the Plan and in the limits contained herein as it may deem to be equitable, including, without limitation, proportionately increasing the number of authorized Common Shares or any such limit.

12)
Change in Control.    For purposes of this Plan, except as may be otherwise prescribed by the Board in an Evidence of Award made under this Plan, a "Change in Control" shall be deemed to have occurred upon the occurrence of any of the following events:

a)
any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the combined voting power of the then-outstanding Voting Stock of the Company; provided, however, that:

i)
for purposes of this Section 12(a), the following acquisitions shall not constitute a Change in Control: (A) any acquisition of Voting Stock of the Company directly from the Company that is approved by a majority of the Incumbent Directors, (B) any acquisition of Voting Stock of the Company by the Company or any Subsidiary, (C) any acquisition of Voting Stock of the Company by the trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, and (D) any acquisition of Voting Stock of the Company by any Person pursuant to a Business Transaction that complies with clauses (i), (ii) and (iii) of Section 12(c) below;

ii)
if any Person is or becomes the beneficial owner of 20% or more of combined voting power of the then-outstanding Voting Stock of the Company as a result of a transaction described in clause (A) of Section 12(a)(i) above and such Person thereafter becomes the beneficial owner of any additional shares of Voting Stock of the Company representing 1% or more of the then-outstanding Voting Stock of the Company, other than in an acquisition directly from the Company that is approved by a majority of the Incumbent Directors or other than as a result of a stock dividend, stock split or similar transaction effected by the Company in which all holders of Voting Stock are treated equally, such subsequent acquisition shall be treated as a Change in Control;

    iii)
    a Change in Control will not be deemed to have occurred if a Person is or becomes the beneficial owner of 20% or more of the Voting Stock of the Company as a result of a reduction in the number of shares of Voting Stock of the Company outstanding pursuant to a transaction or series of transactions that is approved by a majority of the Incumbent Directors unless and until such Person thereafter becomes the beneficial owner of any additional shares of Voting Stock of the Company representing 1% or more of the then-outstanding Voting Stock of the Company, other than as a result of a stock dividend, stock split or similar transaction effected by the Company in which all holders of Voting Stock are treated equally; and

    iv)
    if at least a majority of the Incumbent Directors determine in good faith that a Person has acquired beneficial ownership of 20% or more of the Voting Stock of the Company inadvertently, and such Person divests as promptly as practicable but no later than the date, if any, set by the Incumbent Board a sufficient number of shares so that such Person beneficially owns less than 20% of the Voting Stock of the Company, then no Change in Control shall have occurred as a result of such Person's acquisition; or

  b)
  a majority of the Board ceases to be comprised of Incumbent Directors; or

  c)
  the consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of the stock or assets of another corporation, or other transaction (each, a "Business Transaction"), unless, in each case, immediately following such Business Transaction (i) the Voting Stock of the Company outstanding immediately prior to such Business Transaction continues to represent (either by remaining outstanding or by being converted into Voting Stock of the surviving entity or any parent thereof), more than 60% of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries), (ii) no Person (other than the Company, such entity resulting from such Business Transaction, or any employee benefit plan (or related trust) sponsored or maintained by the Company, any Subsidiary or such entity resulting from such Business Transaction) beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Transaction, and (iii) at least a majority of the members of the Board of Directors of the entity resulting from such Business Transaction were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Transaction; or

  d)
  approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Transaction that complies with clauses (i), (ii) and (iii) of Section 12(c).

  e)
  Notwithstanding anything in this Plan to the contrary, a Change in Control shall not be deemed to have occurred as a result of the Company's entry into the Equity Commitment Agreement, dated January 30, 2006, by and between the Company and Berkshire Hathaway Inc. (or any amendment to such agreement as it may be amended from time to time, the "Equity Commitment Agreement") or the transactions contemplated by the Equity Commitment Agreement.

13)
Non U.S. Participants.    In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America or who provide services to the Company under an agreement with a foreign nation or agency, as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan (including, without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

14)
Transferability.

a)
Except as otherwise determined by the Board, no Option Right, Appreciation Right or other derivative security granted under the Plan shall be transferable by the Participant except by will or the laws of descent and distribution. Except as otherwise determined by the Board, Option Rights and Appreciation Rights will be exercisable during the Participant's lifetime only by him or her or, in the event of the Participant's legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/ or court supervision.

b)
The Board may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Restriction Period applicable to Restricted Stock Units or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, will be subject to further restrictions on transfer.

15)
Withholding Taxes.    To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. If a Participant's benefit is to be received in the form of Common Shares, and such Participant fails to make arrangements for the payment of tax, the Company shall withhold such Common Shares having a value equal to the amount required to be withheld. Notwithstanding the foregoing, unless otherwise provided by the Board, when a Participant is required to pay the Company an amount required to be withheld under applicable income and employment tax laws, the Participant may elect to satisfy the obligation, in whole or in part, by electing to have withheld, from the shares required to be delivered to the Participant, Common Shares having a value equal to the amount required to be withheld (except in the case of Restricted Stock where an election under Section 83(b) of the Code has been made), or by delivering to the Company other Common Shares held by such Participant. The shares used for tax withholding will be valued at an amount equal to the Market Value per Share of such Common Shares on the date the benefit is to be included in Participant's income. In no event shall the Market Value per Share of the Common Shares to be withheld and/or delivered pursuant to this Section to satisfy applicable withholding taxes in connection with the benefit exceed the minimum amount of taxes required to be withheld. Participants shall also make such arrangements as the Company may require for the payment of any withholding tax obligation that may arise in connection with the disposition of Common Shares acquired upon the exercise of Option Rights.

16)
Compliance with Section 409A of the Code.

a)
To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder shall be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

  b)
  Neither a Participant nor any of a Participant's creditors or beneficiaries shall have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and grants of deferred compensation hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant's benefit under this Plan and grants of deferred compensation hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its affiliates.

  c)
  If, at the time of a Participant's separation from service (within the meaning of Section 409A of the Code), (i) the Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company shall make a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it, without interest, on the first business day of the month after such six-month period.

  d)
  Notwithstanding any provision of this Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant's account in connection with this Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its affiliates shall have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

17)
Amendments.

a)
The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that if an amendment to this Plan (i) would materially increase the benefits accruing to participants under this Plan, (ii) would materially increase the number of securities which may be issued under this Plan, (iii) would materially modify the requirements for participation in this Plan or (iv) must otherwise be approved by the stockholders of the Company in order to comply with applicable legal requirements or the requirements of the principal national securities exchange upon which the Common Shares are traded or quoted, then, such amendment will be subject to shareholder approval and will not be effective unless and until such approval has been obtained.

b)
Except in connection with a corporate transaction or event described in Section 11 of this Plan, the Board will not, without the further approval of the stockholders of the Company, authorize the amendment of any outstanding Option Right to reduce the Option Price, and no Option Right will be cancelled and replaced with awards having a lower Option Price without further approval of the stockholders of the Company. This Section 17(b) is intended to prohibit the repricing of "underwater" Option Rights and will not be construed to prohibit the adjustments provided for in Section 11 of this Plan.

c)
If permitted by Section 409A of the Code, in the case of termination of employment by reason of death, disability or normal or early retirement, or in the case of unforeseeable emergency or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any shares of Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Restricted Stock Units as to which the Restriction Period has not been completed, or any Performance Shares or Performance Units which have not been fully earned, or any other awards made pursuant to Section 9 subject to any vesting schedule or transfer restriction, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 14(b) of this Plan, or in the case of a Change in Control, the Board may, in its sole discretion, accelerate the time at which such Option Right, Appreciation Right or other award may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Restriction Period will end or the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

  d)
  Subject to Section 17(b) hereof, the Board may amend the terms of any award theretofore granted under this Plan prospectively or retroactively, except in the case of a Covered Employee (other than in connection with the Participant's death or disability, or a Change in Control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Board will not make any modification of the Management Objectives or the level or levels of achievement with respect to such Covered Employee. Subject to Section 11 above, no such amendment shall impair the rights of any Participant without his or her consent. The Board may, in its discretion, terminate this Plan at any time. Termination of this Plan will not affect the rights of Participants or their successors under any awards outstanding hereunder and not exercised in full on the date of termination.

18)
Governing Law.    The Plan and all grants and awards and actions taken thereunder shall be governed by and construed in accordance with the internal substantive laws of the State of Delaware.

19)
Effective Date/Termination.    This Plan became effective as of the Effective Date. No grant will be made under this Plan after May 10, 2016, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan.

20)
Miscellaneous Provisions.

a)
The Company will not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

b)
This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

c)
To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option Right. Such provision, however, will remain in effect for other Option Rights and there will be no further effect on any provision of this Plan.

d)
Any Evidence of Award may provide, in the event that the Participant engages in any activity that is detrimental to the Company (as such activity may be defined in any Evidence of Award): (i) for the forfeiture of any award granted under the Plan, (ii) that the Participant return to the Company any Common Shares that the Participant has not disposed of that were offered pursuant to the Plan, and/or (iii) that the Participant pay to the Company in cash the difference between any amount actually paid by a Participant for any Common Shares received under the Plan that the Participant has disposed of and the Market Value per Share of the Common Shares on the date the Participant acquired the Common Shares under the Plan.

e)
No award under this Plan may be exercised by the holder thereof if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Board, contrary to law or the regulations of any duly constituted authority having jurisdiction over this Plan.

f)
Absence on leave approved by a duly constituted officer of the Company or any of its Subsidiaries shall not be considered interruption or termination of service of any employee for any purposes of this Plan or awards granted hereunder, except that no awards may be granted to an employee while he or she is absent on leave.

  g)
  No Participant shall have any rights as a stockholder with respect to any shares subject to awards granted to him or her under this Plan prior to the date as of which he or she is actually recorded as the holder of such shares upon the stock records of the Company.

  h)
  The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

  i)
  Participants shall provide the Company with a written election form setting forth the name and contact information of the person who will have beneficial ownership rights upon the death of the Participant.

  j)
  If any provision of this Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify this Plan or any award under any law deemed applicable by the Board, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Board, it shall be stricken and the remainder of this Plan shall remain in full force and effect.

  k)
  Notwithstanding anything to the contrary contained in the Plan, awards granted under Section 6 (Restricted Stock) and Section 7 (Restricted Stock Units) will be subject to the following: (a) if an award of Restricted Stock or Restricted Stock Units vests upon the passage of time rather than the achievement of Management Objectives, the Restricted Stock shall be subject to a substantial risk of forfeiture for, and the Restricted Stock Units shall be subject to a Restriction Period of, at least three years, except that any substantial risk of forfeiture may lapse and any restrictions may be removed on an annual ratable basis during any such period of restriction and the substantial risk of forfeiture and the Restriction Period may lapse earlier in the event of the retirement, death or disability of a Participant or a Change in Control; and (b) if an award of Restricted Stock or Restricted Stock Units vests upon the achievement of Management Objectives, the Restricted Stock shall be subject to a substantial risk of forfeiture for, and the Restricted Stock Units shall be subject to a Restriction Period of, at least one year, except that the substantial risk of forfeiture and the Restriction Period may lapse earlier or otherwise be modified in the event of the retirement, death or disability of a Participant or a Change in Control. Further, notwithstanding anything to the contrary contained in the Plan, the Performance Period with respect to any Performance Share or Performance Unit will not be less than one year, except that the Performance Period may lapse earlier or otherwise be modified in the event of the retirement, death or disability of a Participant or a Change in Control. Notwithstanding anything in the Plan (including in this Section 20(k)) to the contrary, the provisions of this Section 20(k) will not apply to an aggregate of 5% of the maximum number of Common Shares that may be issued or transferred under the Plan provided for in Section 3(a) of the Plan, as may be adjusted under Section 11 of the Plan.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. M87253-P60961-Z64942 USG CORPORATION 550 WeST AdAmS STReeT ChICAGO, IL 60661 ! ! ! ANNUAL MEETING ADMISSION TICKET VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 12, 2015. Have your proxy form in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY Of fUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy forms and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY TELEPHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 12, 2015. Have your proxy form in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ! ! ! ! ! ! ! ! ! ! ! for All Withhold All for All Except ! for Against Abstain To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. USG CORPORATION NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends you vote fOR all the nominees listed. 01) Jose Armario 02) Gretchen R. Haggerty 03) William H. Hernandez 1. Election of Directors Nominees: The Board of Directors recommends you vote fOR proposals 2, 3 and 4. Please indicate if you plan to attend this meeting. For address changes, please check this box and write them on the back where indicated. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 2. Approval of the USG Corporation Management Incentive Plan, as amended and restated. 4. Ratification of the appointment of Deloitte & Touche LLP as independent registered public accountants for the year ending December 31, 2015. 3. Approval of the material terms for qualified performance-based awards under the USG Corporation Long-Term Incentive Plan, as amended and restated. Yes No

M87254-P60961-Z64942 Address Changes: __________________________________________________________________________________________ _________________________________________________________________________________________________________ (If you noted any Address Changes above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side Annual Meeting of Stockholders of USG Corporation May 13, 2015, 9:00 a.m., Central Time 550 West Adams Street Chicago, Illinois 60661 You must present this ticket (top portion only) to a USG representative to be admitted to the USG Corporation Annual Meeting. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Stockholders and Proxy Statement, Annual Report on Form 10-K and Letter to Shareholders are available at www.proxyvote.com. PROXY - USG CORPORATION This proxy is solicited on behalf of the Board of Directors of USG Corporation for its Annual Meeting of Stockholders on May 13, 2015 The undersigned hereby appoints James S. Metcalf and Stanley L. Ferguson, and each or either of them, proxies, with power of substitution and with powers the undersigned would possess, if personally present, to vote all stock of the undersigned in USG Corporation at the annual meeting of stockholders of USG Corporation to be held at 550 West Adams Street, Chicago, Illinois on May 13, 2015, and at any adjournment or postponement thereof, on the matters shown on the reverse side and as set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. This proxy, when properly executed, will be voted in the manner directed herein and in the discretion of the proxy holder on all other matters properly coming before the meeting. If no direction is given, this proxy will be voted fOR the election of the Board's nominees for director, fOR approval of the USG Corporation Management Incentive Plan, as amended and restated, fOR approval of the material terms for qualified performance-based awards under the USG Corporation Long- Term Incentive Plan, as amended and restated, and fOR ratification of the appointment of Deloitte & Touche LLP as USG Corporation's independent registered public accountants for 2015, except for any shares the undersigned holds in the USG Corporation Investment Plan, which will be voted according to the rules of that plan. PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY fORM PROMPTLY USING THE ENCLOSED ENVELOPE, EXCEPT If YOU VOTE BY TELEPHONE OR INTERNET.

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USG CORPORATION 550 West Adams Street Chicago, Illinois 60661-3676
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
YOUR VOTE IS IMPORTANT
PROXY STATEMENT
Important Notice Regarding the Availability of the Proxy Materials for the Stockholder Meeting to be held on May 13, 2015
PRINCIPAL STOCKHOLDERS
PROPOSAL 1 — ELECTION OF DIRECTORS
NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS FOR A THREE-YEAR TERM TO EXPIRE IN 2018
Directors Continuing in Office (Terms Expiring in 2016)
Directors Continuing in Office (Terms Expiring in 2017)
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION AND ORGANIZATION COMMITTEE REPORT
2014 SUMMARY COMPENSATION TABLE
SUPPLEMENTAL TABLE
2014 GRANTS OF PLAN-BASED AWARDS TABLE
2014 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
2014 OPTION EXERCISES AND STOCK VESTED TABLE
2014 PENSION BENEFITS TABLE
2014 NONQUALIFIED DEFERRED COMPENSATION TABLE
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
2014 DIRECTOR COMPENSATION TABLE
AUDIT COMMITTEE REPORT
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES
PROPOSAL NO. 2 — APPROVAL OF THE USG CORPORATION MANAGEMENT INCENTIVE PLAN, AS AMENDED AND RESTATED
The Board of Directors recommends a vote FOR approval of the USG Corporation Management Incentive Plan, as amended and restated.
PROPOSAL NO. 3 — APPROVAL OF THE MATERIAL TERMS FOR QUALIFIED PERFORMANCE-BASED AWARDS UNDER THE USG CORPORATION LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED
The Board of Directors recommends a vote FOR approval of the material terms for qualified performance-based awards under the USG Corporation Long-Term Incentive Plan, as amended and restated.
Equity Compensation Plan Information
PROPOSAL 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
The Board of Directors recommends a vote FOR ratification of the appointment of Deloitte & Touche LLP as our independent registered public accountants for 2015.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS
ADDITIONAL INFORMATION
DEADLINE FOR STOCKHOLDER PROPOSALS
  Annex A
USG CORPORATION AUDIT COMMITTEE PRE-APPROVAL POLICY
  Annex B
USG CORPORATION MANAGEMENT INCENTIVE PLAN, AS AMENDED AND RESTATED (Effective May 13, 2015)
  Annex C
USG CORPORATION LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED (Effective May 13, 2015)